EXHIBIT 4.2
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EXECUTION COPY
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                           BIRMINGHAM UTILITIES, INC.


                                       to


                         U.S. BANK NATIONAL ASSOCIATION,
                                   as Trustee


                          EIGHTH SUPPLEMENTAL INDENTURE
                           Dated as of April 15, 2004


                                       to


                                 TRUST INDENTURE
                            Dated as of July 15, 1954


                      Supplementing, Amending and Restating
                                 TRUST INDENTURE
                            Dated as of July 15, 1954


                               and the Issuance of
                          SERIES F FIRST MORTGAGE BONDS





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

                                TABLE OF CONTENTS

SECTION                              HEADING                                                                                    PAGE

Parties...........................................................................................................................1

Granting Clauses..................................................................................................................2

ARTICLE I         FORM, TERMS AND EXECUTION OF BONDS..............................................................................5

   Section 1.01.  Bonds Issuable in Series........................................................................................5
   Section 1.02.  Series F Bonds..................................................................................................6
   Section 1.03.  Other Series....................................................................................................7
   Section 1.04.  Execution of Bonds..............................................................................................7
   Section 1.05.  Dating of Bonds.................................................................................................8
   Section 1.06.  Registered Owner................................................................................................8
   Section 1.07.  Transfer and Exchange...........................................................................................9
   Section 1.08.  Consolidation and Merger........................................................................................9
   Section 1.09.  Temporary Bonds.................................................................................................9
   Section 1.10.  Loss, Theft, Destruction or Mutilation..........................................................................9
   Section 1.11.  Authentication Certificate......................................................................................9
   Section 1.12.  Agreements for Payment..........................................................................................9

ARTICLE II        ISSUE OF BONDS..................................................................................................9

   Section 2.01.  Lien of the Indenture...........................................................................................9
   Section 2.02.  Issuance of Series F Bonds......................................................................................9
   Section 2.03.  Resolutions, Certificates and Opinions on All Issues............................................................9
   Section 2.04.  Issuance of Additional Bonds - Total Capitalization Test........................................................9
   Section 2.05.  Issuance of Additional Bonds against Deposit of Cash............................................................9
   Section 2.06.  Issuance of Additional Bonds against Other Bonds Satisfied and Discharged.......................................9
   Section 2.07.  Exchange of Bonds for Other Series..............................................................................9
   Section 2.08.  Acceptance of Instruments by Trustee; Further Investigation.....................................................9

ARTICLE III       PARTICULAR COVENANTS OF THE COMPANY.............................................................................9

   Section 3.01.  Lawful Seisin and Possession....................................................................................9
   Section 3.02.  Payment.........................................................................................................9
   Section 3.03.  Office or Agency in the State of Connecticut....................................................................9
   Section 3.04.  Payment of Taxes and Liens......................................................................................9
   Section 3.05.  Insurance against Loss..........................................................................................9
   Section 3.06.  Maintenance of Premises.........................................................................................9
   Section 3.07.  Recording and Re-Recording; Annual Opinion of Counsel...........................................................9
   Section 3.08.  Trustee's Right to Perform Certain Covenants....................................................................9
   Section 3.09.  Execution of Further Instruments................................................................................9
   Section 3.10.  Information to Be Furnished Trustee.............................................................................9
   Section 3.11.  Subsequent Mortgage Subject to Prior Lien.......................................................................9

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
   Section 3.12.  No Bonds Except as Provided Herein..............................................................................9
   Section 3.13.  Inspection by Independent Engineer; Reserve for Depreciation....................................................9
   Section 3.14.  Covenant against Issuance of Senior Debt........................................................................9
   Section 3.15.  Covenant Limiting Long Term Debt................................................................................9
   Section 3.16.  Covenants in Respect of Dividends...............................................................................9
   Section 3.17.  Covenants with Respect to Issuance of Additional Bonds..........................................................9
   Section 3.18.  Truth of Facts Stated Herein....................................................................................9
   Section 3.19.  Waiver..........................................................................................................9

ARTICLE IV        REDEMPTION OF BONDS.............................................................................................9

   Section 4.01.  Reservation of Right to Redeem..................................................................................9
   Section 4.02.  Procedure for Redemption........................................................................................9
   Section 4.03.  Cancellation of Redeemed Bonds..................................................................................9
   Section 4.04.  Bonds Held by Company Not Deemed Outstanding for Redemption Purposes............................................9

ARTICLE V         COVENANTS WITH RESPECT TO SERIES F BONDS........................................................................9

   Section 5.01.  Exclusive Benefit Covenants.....................................................................................9
   Section 5.02.  Covenants with Respect to the Payment of Moneys under Paragraph 2 of Section 7.02(A) of the Indenture...........................................................................9
   Section 5.03.  Compliance with Provisions of the Bond Purchase Agreement.......................................................9

ARTICLE VI        POSSESSION, USE AND RELEASE OF PROPERTY.........................................................................9

   Section 6.01.    Possession in Absence of Default..............................................................................9
   Section 6.02.    Releases Not Requiring Consent of Trustee.....................................................................9
   Section 6.03.    Release upon Sale or Exchange.................................................................................9
   Section 6.04.    Release of Property Not Exceeding $50,000 in Value in One Year................................................9
   Section 6.05.    Acquisitions in Place of Property Released....................................................................9
   Section 6.06.(A) Release Upon Eminent Domain Proceeding........................................................................9
   Section 6.06.(B) Redemption of Bonds upon Certain Releases.....................................................................9
   Section 6.07.    Purchaser Not Bound to Ascertain Authority....................................................................9
   Section 6.08.    Exercise of Powers by Receiver, Trustee or Company in Event of Default........................................9
   Section 6.09.    Deposit with Trustee Reduced by Amount of Taxes and Expenses..................................................9
   Section 6.10.    Acceptance of Instruments by Trustee; Further Investigation...................................................9

ARTICLE VII       CONCERNING OBLIGATIONS AND APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE........................................9

   Section 7.01.    Obligations Received by the Trustee...........................................................................9

                                       ii
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
   Section 7.02.(A) Certain Moneys Received by Trustee Payable to Company in Absence of Default...................................9
   Section 7.02.(B) Exercise of Powers by Receiver, the Trustee, or Company in Event of Default...................................9
   Section 7.02.(C) Acceptance of Instruments by Trustee; Further Investigation...................................................9
   Section 7.03.    Use of Moneys for Purchase or Redemption of Bonds.............................................................9
   Section 7.04.    Redemption of Bonds by Application of Moneys Held Three Years by Trustee......................................9
   Section 7.05.    Investment of Moneys Held by Trustee..........................................................................9

ARTICLE VIII      REMEDIES UPON DEFAULT...........................................................................................9

   Section 8.01.  Events of Default Defined; Acceleration Provisions..............................................................9
   Section 8.02.  Entry and Possession by Trustee.................................................................................9
   Section 8.03.  Trustee's Power of Sale.........................................................................................9
   Section 8.04.  Foreclosure and Judicial Proceedings............................................................................9
   Section 8.05.  Remedies Cumulative.............................................................................................9
   Section 8.06.  Direction of Method of Proceedings for Sale by Holders of Majority in Principal Amount of Bonds.................9
   Section 8.07.  Trustee's Right to Receiver in Judicial Proceedings.............................................................9
   Section 8.08.  Acceleration of Principal on Sale or Foreclosure................................................................9
   Section 8.09.  Purchase at Sale by Bond Owner or Trustee.......................................................................9
   Section 8.10.  Receipt as Discharge to Purchaser...............................................................................9
   Section 8.11.  Application of Proceeds of Sale.................................................................................9
   Section 8.12.  Waiver of Benefit of Laws.......................................................................................9
   Section 8.13.  No Waiver of Default Affects Other Default......................................................................9
   Section 8.14.  Discontinuance or Abandonment of Proceedings, or Decision Adverse to Trustee....................................9
   Section 8.15.  Trustee Appointed Attorney-in-Fact..............................................................................9
   Section 8.16.  Trustee May Recover Judgment for Amounts in Default.............................................................9
   Section 8.17.  Enforcement of Rights Without Possession of Bonds; Proceedings in Name of Trustee...............................9
   Section 8.18.  Delay or Omission Not to Impair or Waive Rights.................................................................9
   Section 8.19.  Remedies Subject to Applicable Law..............................................................................9

ARTICLE IX        EVIDENCE OF RIGHTS OF BONDHOLDERS...............................................................................9

ARTICLE X         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.................................................9

ARTICLE XI        EFFECT OF MERGER, CONSOLIDATION OR SALE; RIGHT OF SUCCESSOR CORPORATION TO EXCHANGE BONDS.......................9

   Section 11.01. Covenants of the Company in Connection with Permitted Consolidation, Merger, Transfer or Lease..................9
   Section 11.02. Rights and Obligations of Successor Corporation.................................................................9
   Section 11.03. Limitation of Lien on Properties of Successor Corporation.......................................................9

                                       iii
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
   Section 11.04. Exchange of Successor Corporation Bonds for Company's Bonds.....................................................9
   Section 11.05. "Company" and "Seal" Includes Successor Corporation.............................................................9
   Section 11.06. Surrender of Reserved Power by Company or Successor Corporation.................................................9
   Section 11.07. Release of Company's Liability on Certain Conditions............................................................9

ARTICLE XII       CONCERNING THE TRUSTEE..........................................................................................9

   Section 12.01. Trustee's Duty of Care; Exculpatory Clauses.....................................................................9
   Section 12.02. Resignation and Removal of Trustee..............................................................................9
   Section 12.03. Provisions for Successor Trustee................................................................................9
   Section 12.04. Merger or Consolidation of Trustee..............................................................................9
   Section 12.05. Appointment of Separate Trustee or Co-Trustee; Limit on Their Authority.........................................9

ARTICLE XIII      SUPPLEMENTAL INDENTURES.........................................................................................9

   Section 13.01. Purposes for Which Permitted....................................................................................9
   Section 13.02. Joinder by Trustee in Supplemental Indentures; Opinion of Counsel...............................................9

ARTICLE XIV       DEFEASANCE......................................................................................................9


ARTICLE XV        MISCELLANEOUS PROVISIONS........................................................................................9

   Section 15.01. No Rights Conferred on Others Than Parties Hereto and Bond Owners...............................................9
   Section 15.02. Successors and Assigns of Parties...............................................................................9
   Section 15.03. Payment of Moneys Held in Trust; Return to Company after Six Years..............................................9
   Section 15.04. "Registered Owners of a Particular Percentage or Proportion" Defined............................................9
   Section 15.05. Notices.........................................................................................................9
   Section 15.06. Cremation in Lieu of Delivery to Company........................................................................9
   Section 15.07. Severability of Covenants and Agreements........................................................................9
   Section 15.08. Simultaneous Execution of Counterparts..........................................................................9
   Section 15.09. Captions........................................................................................................9

ARTICLE XVI       AMENDMENT BY CONSENT OF BONDHOLDERS.............................................................................9


ARTICLE XVII      PLEDGED SHARES..................................................................................................9

   Section 17.01. Pledged Shares Deposited with Trustee; Preferred Stock..........................................................9
   Section 17.02. Dividends on Pledged Shares.....................................................................................9
   Section 17.03. Voting of Pledged Shares........................................................................................9
   Section 17.04. Principal and Other Payment.....................................................................................9

                                       iv
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
ARTICLE XVIII     DEFINITIONS.....................................................................................................9


ARTICLE XVIII     APPLICABLE LAW..................................................................................................9


Testimonium and Signatures........................................................................................................9



EXHIBIT A   --    Bond Form and Trustee's Authentication Certificate
EXHIBIT B   --    Description of Mortgaged Real Estate

            EIGHTH SUPPLEMENTAL INDENTURE, dated as of April 15, 2004, made by and between BIRMINGHAM UTILITIES, INC., a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the "COMPANY"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Trustee (hereinafter called the "TRUSTEE").


                                    RECITALS

            WHEREAS, The Company (as successor corporation to The Ansonia Derby Water Company, a Connecticut corporation, which was the successor corporation to The Ansonia Water Company, a Connecticut corporation) has heretofore executed and delivered to The First National Bank and Trust Company of New Haven, as trustee its Trust Indenture dated as of July 15, 1954 (hereinafter sometimes referred to as the "ORIGINAL INDENTURE") and has executed and delivered to various successor trustees the following supplemental indentures thereto: (a) a First Supplemental Indenture dated as of October 1, 1974 (hereinafter referred to as the "FIRST SUPPLEMENTAL INDENTURE"), (b) a Second Supplemental Indenture dated as of June 1, 1981 (hereinafter referred to as the "SECOND SUPPLEMENTAL INDENTURE"), (c) a Third Supplemental Indenture dated as of June 2, 1982 (hereinafter referred to as the "THIRD SUPPLEMENTAL INDENTURE"), (d) a Fourth Supplemental Indenture dated as of March 8, 1985 (hereinafter referred to as the "FOURTH SUPPLEMENTAL INDENTURE"), (e) a Fifth Supplemental Indenture dated as of July 1, 1988 (hereinafter referred to as the "FIFTH SUPPLEMENTAL INDENTURE"),
(f) an Amended and Restated Mortgage Indenture dated as of August 9, 1991 (hereinafter referred to as the "SIXTH SUPPLEMENTAL INDENTURE"), and (g) a Supplemental Indenture dated as of September 1, 2000 (hereinafter referred to as the "SEVENTH SUPPLEMENTAL INDENTURE"), the Original Indenture and any and all indentures supplemental thereto (including this Eighth Supplemental Indenture) being sometimes collectively referred to hereinafter as the "INDENTURE," to secure the payment of the principal of and premium (if any) and interest on all bonds at any time issued and outstanding thereunder and to declare the terms and conditions upon which such bonds may be issued;

            WHEREAS, The Trustee is the successor trustee under the Indenture to State Street Bank and Trust Company, which was the successor trustee to Fleet National Bank, formerly known as The Connecticut National Bank, which was the successor trustee to First Bank, which was the successor trustee to First New Haven National Bank, the successor trustee to The First National Bank and Trust Company of New Haven;

            WHEREAS, There are presently issued and outstanding under the Indenture $4,042,000 aggregate principal amount of bonds denominated "First Mortgage 9.64% Bonds, Series E, due September 1, 2011";

            WHEREAS, The Company, in the exercise of the powers and authority conferred upon or reserved to it by the provisions of the Original Indenture as modified and amended by the First, Second, Third, Fourth, Fifth, Sixth and Seventh Supplemental Indentures and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee this Eighth Supplemental Indenture (hereinafter sometimes referred to as the "EIGHTH SUPPLEMENTAL INDENTURE") in order to (i) amend and restate the

Indenture in its entirety as hereinafter provided and (ii) create and issue a new series of bonds thereunder and hereunder to be known as its First Mortgage 5.21% Bonds, Series F, due April 15, 2011 (hereinafter called the "SERIES F BONDS"), in the aggregate principal amount of Nine Million Dollars ($9,000,000);

            WHEREAS, The Company has obtained and filed with the Trustee the written consent of the holders of all of the outstanding bonds to this Eighth Supplemental Indenture and the amendments to the Indenture which are hereinafter set forth; and

            WHEREAS, All conditions and requirements necessary to make this Eighth Supplemental Indenture, in the form and terms hereof, a valid, binding and legal agreement in accordance with its terms and the purposes herein expressed, have been performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

            NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH that the Company, in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance by the registered owners thereof of such of the Series F Bonds as may be issued under the Indenture, and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order further to secure the payment of the principal of and Make-Whole Amount and premium (if any) and interest on all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance and observance by the Company of all the covenants and conditions in such bonds and in the Indenture contained, and intending to be legally bound, does hereby ratify and confirm its mortgage and pledge to the Trustee of all property described or referred to in the granting clauses of the Indenture (except such thereof as may heretofore have been released from the lien of the Indenture in accordance with the terms thereof) and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, and to its successors in the trust, and to them and their assigns forever:

            All and singular the premises, property, assets, rights and franchises of the Company, whether now or hereafter owned, constructed or acquired, of whatever character and wherever situate (except as hereinafter expressly excepted), including, among other things, all right, title and interest of the Company in and to the following (except as so excepted), but reference to or enumeration of any particular kinds, classes or items of property shall not be deemed to exclude from the operation and effect of this Indenture any kind, class or item not so referred to or enumerated:


                                GRANTING CLAUSE I

                                   REAL ESTATE

            All real property, wherever situate, and interests in or relating to real property, whether now owned by the Company or hereafter acquired by it, including, without limiting the generality of the foregoing, all those pieces or parcels of land more particularly identified in Exhibit B hereto, which Exhibit is hereby incorporated in and made a part of this Granting Clause as if set forth herein in full.


                               GRANTING CLAUSE II

                             BUILDINGS AND EQUIPMENT

            All buildings, improvements, standpipes, reservoirs, wells, flumes, sluices, canals, basins, cribs, machinery, mains, conduits, hydrants, pipes, pipe lines, service pipes, water works plants and systems, tanks, shops, structures, purification systems, pumping stations, fixtures, engines, boilers, pumps, meters and equipment (including all improvements, additions and extensions appurtenant to any property hereby conveyed) used or useful in connection with the Company's utility business, whether the same or any thereof are now owned or may hereafter be acquired by the Company.


                               GRANTING CLAUSE III

                           FRANCHISES AND OTHER RIGHTS

            All corporate and other franchises, all water and flowage rights, riparian rights, easements and rights-of-way, and all permits, licenses, rights, grants, privileges and immunities, and all renewals, extensions, additions or modifications of any of the foregoing, whether the same or any thereof, or any renewals, extensions, additions or modifications thereof, are now owned or may hereafter be acquired, owned, held or enjoyed by the Company.


                               GRANTING CLAUSE IV

                      FURTHER PROPERTY CONVEYED TO TRUSTEE

            All property which may from time to time after the date of this Indenture be delivered, or which may by writing of any kind be conveyed, pledged, assigned or transferred, to the Trustee by the Company or by any person or corporation to be held as part of the trust estate, as hereinafter defined, including all Pledged Shares of each of its Pledged Subsidiaries referred to in
Article XVII; and the Trustee is hereby authorized to receive any such property, and any such conveyance, pledge, assignment or transfer, as and for additional security hereunder, and to hold and apply any and all such property subject to and in accordance with the terms of this Indenture.


                               GRANTING CLAUSES V

                                 OTHER PROPERTY

            All other property, real, personal and mixed, whether or not hereinabove specifically described, which the Company now owns or may hereafter acquire.

            TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to such property, rights and franchises or any part thereof, with the reversion and reversions, remainder and remainders, and, to the extent permitted by law, all tolls, rents, revenues, issues, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to such property, rights and franchises and every part and parcel thereof.

            SAVING AND EXCEPTING, HOWEVER, from the property hereby mortgaged and pledged, all of the following property (whether now owned or hereafter acquired by the Company): All bills, notes and accounts receivable, cash on hand and in banks, contracts (other than contracts for the purchase of water), choses in action and leases to others (as distinct from the property so leased and without limiting any rights of the Trustee with respect thereto under any of the provisions of this Indenture), all bonds, obligations, evidences of indebtedness, shares of stock and other securities except such as are or may be specifically subjected or required to be subjected to the lien hereof, and certificates or evidences of interest therein, all office furniture and equipment, motor vehicles and tools, and all equipment, materials, goods, merchandise and supplies acquired for the purpose of sale in the ordinary course of business or for consumption in the operation of any properties of the Company
- other than any of the foregoing which at any time may be specifically transferred or assigned to or pledged or deposited with the Trustee hereunder or required by the provisions of this Indenture so to be; PROVIDED, HOWEVER, that if, upon the happening of an Event of Default (as such term is defined in Section 8.01), the Trustee or any receiver appointed hereunder shall enter upon and take possession of the mortgaged property, the Trustee or such receiver may, to the extent permitted by law, at the same time also take possession of any and all of the property described in this paragraph then on hand which is used or useful in connection with the utility business of the Company, and use and administer the same, to the extent permitted by law, to the same extent as if such property were part of the mortgaged property, unless and until such Event of Default shall be remedied or waived and possession of the mortgaged property restored to the Company, its successors or assigns.

            SUBJECT, HOWEVER, to the exceptions, reservations and matters recited hereinabove and in Exhibit B; to existing leases and tenure of any present occupants; and to Permitted Encumbrances.

            TO HAVE AND TO HOLD all such premises, property, assets, rights and franchises granted, bargained, sold, released, conveyed, transferred, assigned, mortgaged, pledged, set over or confirmed by the Company as provided above or intended so to be (such premises, property, assets, rights and franchises being herein sometimes called the "TRUST ESTATE," the "MORTGAGED PROPERTY" or the "MORTGAGED PREMISES"), unto the Trustee and its successors in the trust, and to them and their assigns forever;

            IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit and security of those who shall own the bonds issued and to be issued hereunder, or any of them, without preference, priority or distinction of any of such bonds over any others thereof by reason of priority in the time of the issue or negotiation thereof or by reason of the date or maturity thereof, or for any other reason whatsoever, so that all bonds at any time issued and outstanding under this Indenture shall have the same right, lien and preference under and by virtue hereof, and shall all be equally secured hereby, with like effect as if they had all be executed, authenticated and delivered simultaneously on the date hereof; PROVIDED that the bonds of different series may contain different terms and conditions than the bonds of other series in the respects set forth in Section 1.03 of this Indenture; and PROVIDED, FURTHER, that the Company may in any indenture supplemental to this Indenture add to the conditions, limitations, restrictions, covenants and agreements of this Indenture, in the manner set forth in clauses (a) and (b) of Section 13.01 hereof, for the sole benefit of any one or more series of bonds.

            IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all such bonds are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held and applied, subject to the further covenants, conditions, uses and trusts hereinafter set forth; and the Company, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in the trust, for the benefit of those who shall own such bonds, or any of them, as follows:


                                    ARTICLE I

                       FORM, TERMS AND EXECUTION OF BONDS

                SECTION 1.01. BONDS ISSUABLE IN SERIES. The bonds issuable hereunder may, if and when authorized by the Board of Directors of the Company (hereinafter called the "BOARD OF DIRECTORS"), be issued in one or more series and shall be designated generally as the "FIRST MORTGAGE BONDS" of the Company. The bonds of each series shall have such further particular designations as the Board of Directors may adopt for such series, and each bond issued hereunder shall bear upon its face the designation so adopted for the series to which it belongs.

            All bonds of any one series at any time simultaneously outstanding hereunder shall be identical in respect of the date of maturity (unless they are of serial maturities), the place or places of payment of the principal thereof and interest thereon, the interest rate (unless they are of serial maturities) and interest payment dates, the terms and rate or rates of redemption (unless they are of serial maturities), if redeemable, the provisions (if any) for a sinking, purchase or analogous fund for the retirement of bonds of such series, and the provisions (if any) as to the payment of principal or interest, or both, without deduction for, or as to the reimbursement of, taxes and (except for necessary or proper variations between bonds of different denominations) as to conversion, but bonds of the same series may be of different denominations, and bonds of any series may be of serial maturities and, if of serial maturities, may differ with respect to maturity date, interest rate and price and terms of redemption or payment prior to maturity.

            Except as may be otherwise specifically provided with respect to a particular series of bonds in an indenture supplemental hereto, all bonds issued under this Indenture shall be issued only in the form of registered bonds without coupons and shall be exchangeable only for registered bonds without coupons of authorized denominations. Each holder of a registered bond without coupons issued under this Indenture, by accepting the same, waives any right to receive a coupon bond in exchange therefor.

                SECTION 1.02. SERIES F BONDS. A series of bonds to be issued hereunder and secured hereby is hereby created, which shall be designated as, and shall be distinguished from the bonds of all other series by the title, "First Mortgage 5.21% Bonds, Series F, due April 15, 2011," herein called the "SERIES F BONDS."

            The following terms are hereby prescribed for the Series F Bonds, in accordance with paragraph 2 of Section 2.03 of the Indenture:

                           (a) Every bond of the Series F Bonds dated prior to
            October 15, 2004, the first interest payment date for such bonds, shall bear interest from the date of such bond.

                           (b) The aggregate principal amount of the Series F
            Bonds is limited to Nine Million Dollars ($9,000,000).

                           (c) The Series F Bonds shall be issuable in
            denominations of One Thousand Dollars ($1,000) and any multiple thereof, shall be numbered consecutively FR-l and upwards, and shall all be registered bonds without coupons.

                           (d) All Series F Bonds shall mature and be due April
            15, 2011.

                           (e) The principal of and the Make-Whole Amount or
            premium (if any) and the interest on the Series F Bonds shall be payable at the Corporate Trust Office of the Trustee, in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts; PROVIDED that interest on or all or any portion of the principal of any Series F Bond may be paid by agreement of the Company with the registered owner of the bond, by check mailed or bank wire transfer to the registered owner thereto at his banking address last appearing upon the transfer register or registers of the Company subject, in the case of the payment in full of the principal of this bond, to the presentation of the bond as provided in the Indenture.

                           (f) The Series F Bonds shall be dated the date of
            their authentication, except that if any Series F Bond shall be authenticated on any interest payment date it shall be dated the day next following such interest payment date. All Series F Bonds shall bear interest until maturity at the rate of five and twenty-one hundredths percent (5.21%) per annum, payable semi-annually on the fifteenth day of April and October in each year, commencing on the fifteenth day of October, 2004, and the balance of such interest at maturity. The Company shall pay interest on overdue principal, Make-Whole Amount or premium (if any), and interest, to the extent permitted by law, at the rate of seven and twenty-one hundredths percent (7.21%) per annum. Notwithstanding the foregoing, in the event that the date of maturity, an interest payment date or a date fixed for redemption of any Series F Bond shall not be a Business Day, then payment of interest, Make-Whole Amount or premium, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity, interest payment date, or the date fixed for redemption, as the case may be. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                           (g) The Series F Bonds shall not contain any
            provisions as to the payment of principal or interest without deduction for, or as to reimbursement of, taxes.

                           (h) The Series F Bonds shall only be redeemable at
            the price and on the conditions stated in the form of Series F Bond set forth in EXHIBIT A hereto, any such redemption to be effected in accordance with the provisions of Article IV of the Indenture.

                           (i) There shall be no sinking, purchase, or analogous
            fund for the retirement of the Series F Bonds.

                           (j) The Series F Bonds shall not be convertible.

                           (k) The Series F Bonds shall be exchangeable only as
            provided in the Indenture.

                           (l) There are no other particulars necessary to
            describe and define the Series F Bonds within the provisions and limitations of the Indenture except as provided therein with respect to all bonds issued thereunder.

                           (m) Except as hereinafter provided in Article V of
            this Eighth Supplemental Indenture, there are no provisions or agreements in respect of the Series F Bonds which are for the sole benefit of the holders thereof.

                           (n) The text of the Series F Bonds and of the
            authentication certificate of the Trustee upon such bonds shall be, respectively, substantially of the tenor and effect set forth in EXHIBIT A hereto.

                SECTION 1.03. OTHER SERIES. The bonds of any series at the election of the Board of Directors as expressed from time to time in one or more indentures supplemental hereto may contain such terms and conditions, not inconsistent with the provisions of this Indenture, as may be prescribed by the Board of Directors, including, without limitation, terms and conditions with respect to: (a) denominations, (b) interest rate or rates, (c) time or times and place or places of payment of principal and interest, (d) payment of principal or interest, or both, without deduction for, or with respect to reimbursement of, taxes, (e) redemption and redemption prices, (f) a sinking, purchase or analogous fund and the retirement of such bonds by the operation thereof or otherwise, (g) convertibility, and (h) exchangeability.

                SECTION 1.04. EXECUTION OF BONDS. All the bonds issued hereunder shall be executed on behalf of the Company by the Chairman of the Board, the President or a Vice President of the Company and its corporate seal (which may be in facsimile, if permitted by law) shall be thereunto affixed and attested by its Secretary or an Assistant Secretary.

            In case any of the officers who shall have signed or sealed any bonds or attested the seal thereon shall cease to be such officers of the Company before the bonds so signed and sealed shall have been actually authenticated or delivered by the Trustee or issued by the Company, such bonds nevertheless may be authenticated, delivered and issued with the same force and effect as though the person or persons who signed and sealed such bonds and attested the seal thereon had not ceased to be such officer or officers of the Company; and also any such bond may be signed and sealed and the seal thereon attested, on behalf of the Company, by such persons as at the actual date of the execution of such bond shall be the proper officers of the Company, although at the nominal date of such bond any such persons shall not have been such officers of the Company.

            Any bond issued hereunder may bear such numbers, letters or other marks of identification or designation, and may be endorsed with or have incorporated in the text thereof such legends or recitals in respect of transferability and in respect of the bond or bonds for which it is exchangeable, as may be determined by the Board of Directors, with the approval of the Trustee, and as may be required to comply with the rules and regulations of any securities exchange upon which the bonds are listed or may be listed or to conform to any usage with respect thereto.

                SECTION 1.05. DATING OF BONDS. Except in the case of bonds issued pursuant to Section 1.10, every bond shall be dated as of the date of its authentication (except that if any bond shall be authenticated on any interest payment date it shall be dated as of the day next following such interest payment date). Except as otherwise provided in Section 1.02 with respect to the Series F Bonds or as otherwise provided in any indenture supplemental hereto with respect to bonds of a particular series issued thereunder, every bond shall bear interest from the interest payment date next preceding the date of such bond (or, if the date of such bond is prior to the first interest payment date for the bonds of such series, then from a date to be prescribed by the Board of Directors and set forth in the supplemental indenture expressing the terms of bonds of such series); PROVIDED, HOWEVER, that upon any transfer of bonds or any issuance (authorized by this Indenture or any indenture supplemental hereto) of bonds in exchange or in substitution for one or more bonds, if the Company at the time shall be in default in the payment of interest on the bond or bonds surrendered on such transfer, exchange or substitution the Trustee shall endorse upon any bond or bonds issued upon such transfer, exchange or substitution a legend to the effect that the same bear interest from a specified date, which date shall be the last interest payment date to which interest has been paid on the bond or bonds so surrendered.

                SECTION 1.06. REGISTERED OWNER. The person in whose name any bond shall be registered on the books of the Company shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture; and payment of or on account of the principal of and premium (if any) and interest on any such bond shall be made only to or upon the order in writing, in form satisfactory to the Company and the Trustee, of such registered owner thereof, but such registration may be changed as provided herein. All such payments shall be valid and effectual to satisfy and discharge the liability upon such bonds to the extent of the sum or sums so paid.

                SECTION 1.07. TRANSFER AND EXCHANGE. Any bond may be transferred or exchanged upon surrender thereof for cancellation at the office or agency specified for such purpose in such bond or in this Indenture or any indenture supplemental hereto with respect to bonds of the particular series, accompanied by such duly executed instruments of transfer as may be required by the Company and the Trustee, and thereupon the Company shall issue in the name of the transferee or transferees or in the name of the person making the exchange, as the case may be, and the Trustee shall authenticate and deliver, a new bond or bonds of the same series and maturity, in authorized denominations, for a like aggregate principal amount and bearing interest from the last interest payment date to which interest has been paid on the bonds surrendered. The Trustee shall forthwith cancel all bonds so surrendered and, on the written request of the Company, deliver the same to the Company.

            Every exchange or transfer of bonds under the provisions of this
Article I shall be effected in such manner as may be prescribed by the Company, with the approval of the Trustee, and as may be required to comply with the rules and regulations of any securities exchange upon which the bonds are listed or are to be listed or to conform to any usage with respect thereto. The Company shall not be required to make exchanges or transfers of any bond under any provision of this Article I during a period of fifteen (15) days next preceding any interest payment date, or after the determination by the Trustee pursuant to the provisions of Section 4.02 hereof that such bond or a portion thereof is to be called for redemption, or after the first mailing of notice of redemption of such bond, anything in such bond to the contrary notwithstanding.

            Upon any such exchange or transfer of bonds, the Company may require the payment of such reasonable charges therefor as it may deem proper, the payment of which, together with any taxes or other governmental charges required to be paid with respect to such exchange or transfer, shall be made by the party requesting the same as a condition precedent to the exercise of the privilege of such exchange or transfer.

                SECTION 1.08. CONSOLIDATION AND MERGER. In case the Company, pursuant to the provisions of Article XI, shall be consolidated with or merged into any other corporation, or all or substantially all of the mortgaged property as an entirety or substantially as an entirety shall be conveyed or transferred, subject to the lien of this Indenture, and the successor corporation resulting from such consolidation, or into which the Company shall have been merged, or which shall have received a conveyance or transfer as provided above, shall have executed with the Trustee and caused to be recorded an indenture pursuant to the provisions of Article XI, any bonds issued under this Indenture prior to such consolidation, merger, conveyance or transfer may, from time to time, at the request of the successor corporation, be exchanged for other bonds of the same series and maturity, executed in the name and under the seal of the successor corporation, with such changes in phraseology and form as may be appropriate, but in substance of like tenor as the bonds surrendered for such exchange, and of like principal amount; and the Trustee, upon the request of the successor corporation, shall authenticate bonds as specified in such request for the purpose of such exchange and shall deliver such bonds upon surrender of the bonds so to be exchanged therefor. All bonds so surrendered shall be accompanied by written instruments of transfer duly executed by the registered owner or his duly authorized attorney, if deemed necessary by the Trustee. The Trustee shall forthwith cancel all bonds so surrendered and deliver the same to the successor corporation on its written request. All bonds so executed in the name and under the seal of the successor corporation and authenticated and delivered shall in all respects have the same legal rank and security as the bonds executed in the name of the Company and surrendered upon such exchange, with like effect as if the bonds so executed in the name of the successor corporation had been issued, authenticated and delivered hereunder on the date hereof.

            The Company covenants and agrees that, if additional bonds of any particular series of which bonds are at the time outstanding shall at any time be issued in any new name, the Company will provide for the exchange of any bonds of such series previously issued, at the option of and without expense to the registered owners thereof, for bonds issued in such new name.

                SECTION 1.09. TEMPORARY BONDS. Until definitive bonds of any series are ready for delivery, the Company may execute and, upon request of the Company in writing, the Trustee shall authenticate and deliver in lieu of any thereof, and subject to the same provisions, limitations and conditions, one or more temporary lithographed, typewritten, mimeographed or printed bonds, substantially of the tenor of the definitive bonds in lieu of which such temporary bond or bonds are issued, with such privileges of exchangeability, in such denomination or denominations (whether or not of denominations authorized for definitive bonds), with appropriate omissions, variations and insertions, and in such form (not inconsistent with the provisions of this Indenture or of any indenture supplemental hereto) as the Board of Directors may determine.

            The Company shall, without unnecessary delay and at its own expense, prepare, execute and deliver to the Trustee, and upon the presentation and surrender of any such temporary bond or bonds, the Trustee shall authenticate and deliver in exchange therefor, definitive bonds of the same series and maturity, for the same aggregate principal amount as, and in the authorized denominations indicated by the registered owners of, the temporary bond or bonds so surrendered. Until exchanged for definitive bonds, such temporary bond or bonds shall be entitled to the lien and benefit of this Indenture. The Trustee shall forthwith cancel all temporary bonds so surrendered and, on the written request of the Company, deliver the same to the Company.

            Until definitive bonds are ready for delivery, the registered owner of any temporary bond or bonds may, with the consent of the Company, exchange the same, upon the surrender thereof to the Trustee for cancellation, for a like aggregate principal amount of temporary bonds of the same series and maturity, in any other authorized denomination or denominations indicated by him. The definitive bonds of each series shall be engraved, lithographed, typewritten, mimeographed or printed, as the Board of Directors may determine.

                SECTION 1.10. LOSS, THEFT, DESTRUCTION OR MUTILATION. Upon receipt by the Company and the Trustee of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any bond hereby secured and of indemnity satisfactory to them, and upon surrender and cancellation thereof if mutilated, the Company may execute, and the Trustee may authenticate and deliver, a new bond of the same series and maturity of like tenor in lieu of such lost, stolen, destroyed or mutilated bond. Such new bond, in the discretion of the Company, may bear the same serial number as the lost, stolen, destroyed or mutilated bond in lieu of which it is issued (in which case the new bond may be marked "Duplicate" or be otherwise distinguished) or a different serial number, and may bear such endorsement as may be prescribed by the Company, with the approval of the Trustee, and as may be required to comply with the rules and regulations of any securities exchange upon which the bonds are listed or may be listed or to conform to any usage with respect thereto. The indemnity agreement of an Institutional Holder of any bonds shall constitute indemnity satisfactory to the Company and the Trustee for purposes of this Section 1.10; PROVIDED that if the holder of a bond is, or is a nominee for, an original holder or another holder of a bond with a minimum net worth of at least $25,000,000, such holder's own unsecured agreement of indemnity shall be deemed satisfactory. The Company may require the payment of a sum sufficient to reimburse it and the Trustee for all expenses in connection with the issue of each new bond under this Section 1.10.

                SECTION 1.11. AUTHENTICATION CERTIFICATE. Subject to the qualifications set forth above, the bonds to be issued hereunder and the Trustee's authentication certificate upon such bonds shall be substantially of the tenor and effect recited above, and no bond shall be secured hereby or entitled to the benefit hereof, or shall be or become valid or obligatory for any purpose, unless there shall be endorsed thereon an authentication certificate, substantially in such form, duly executed by the Trustee; and such authentication certificate of the Trustee upon any bond shall be conclusive evidence and the only competent evidence that such bond has been duly issued hereunder and that the registered owner thereof is entitled to the benefit of the trust and lien hereby created.

                SECTION 1.12. AGREEMENTS FOR PAYMENT. Notwithstanding any contrary provisions in this Indenture, the Company may enter into a written agreement with any owner of any bond of any series, so long as all of the bonds of that series may be issued only in the form of registered bonds without coupons, providing for the payment to such owner of portions (but not all) of the principal of, the premium, if any, and interest on such bond at a place other than the place specified in such bond as the place for such payment without the necessity of presenting the bond for notation thereon or surrendering the bond for a new bond; PROVIDED that (a) if such agreement permits any such payments to be made by the Company directly to the owner of such bond, such agreement must be satisfactory to the Trustee in form and substance, (b) there shall be filed with the Trustee a duplicate original of such agreement, and (c) such agreement shall provide that in each case in which payment of principal is so made, such owner shall not sell, transfer or otherwise dispose of such bond unless he shall have caused notation to be made thereon of all payments on such bond and the last interest payment date to which interest has been paid on such bond and prior to delivery thereof such bond shall have been presented to the Trustee for inspection or surrendered in exchange for a new bond or bonds for the unpaid balance of the principal amount thereof. The Trustee is authorized to approve, and to act in accordance with, any such agreement and shall not be liable or responsible to any such owner or to the Company or to any other person for any act or omission to act on the part of the Company or any such owner in connection with any such agreement. For the purpose of this Section 1.12, the term "owner" shall include, in addition to the registered owner of any bond or bonds, the purchaser named in any contract with the Company for the purchase of such bond or bonds or the person or entity for whom such owner is a nominee.


                                   ARTICLE II

                                 ISSUE OF BONDS

                SECTION 2.01. LIEN OF THE INDENTURE. This Indenture creates a continuing lien to secure the full and final payment of the principal of, any premium which may be due and payable on and the interest on all bonds which may, from time to time, be executed, authenticated and delivered hereunder. The aggregate principal amount of bonds which may be so executed, authenticated and delivered hereunder is not limited hereby except as specifically set forth in this Indenture.

                SECTION 2.02. ISSUANCE OF SERIES F BONDS. At any time after the execution and delivery of this Indenture, and upon satisfaction of the requirements contained in Sections 2.03 and 2.04 hereof and the delivery to the Trustee of an Opinion of Counsel stating in substance that all such action in the nature of recording, registering or filing this Indenture, financing statements under the Uniform Commercial Code, or any other documents or instruments, in such manner and in such places as may be required by law in order to establish, preserve and protect the lien hereof, has been taken, and specifying the details of such action, the Series F Bonds may be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon authenticate and deliver the Series F Bonds to or upon the written order of the Company.

                SECTION 2.03. RESOLUTIONS, CERTIFICATES AND OPINIONS ON ALL ISSUES. Whenever requesting the authentication and delivery under this Article II of any bonds issuable hereunder, the Company shall furnish the Trustee, in addition to any other instruments required elsewhere in this Article II, the following:

                            1. A Certified Resolution requesting the Trustee to
            authenticate and deliver bonds, specifying the series, maturity or (if bonds of such series are of serial maturities) maturities and principal amount of such bonds to be authenticated and delivered, and naming the person or persons to whom or upon whose order such bonds shall be delivered.

                            2. In case the bonds to be authenticated and
            delivered are of any series not theretofore created, an indenture supplemental hereto (accompanied by a Certified Resolution authorizing such supplemental indenture) designating the new series to be created and prescribing, with respect to the bonds of such series:

                                       (a) the date from which bonds dated prior
                        to the first interest payment date for the bonds of such series shall bear interest;

                                       (b) the amount thereof, if limited;

                                       (c) to the extent determined by the Board
                        of Directors, the form or forms and the authorized denominations thereof;

                                       (d) the date or (if of serial maturities)
                        dates of maturity thereof;

                                       (e) the place or places where principal
                        and interest are to be paid;

                                       (f) the rate or (if of serial maturities)
                        rates of interest and the date from which, and the date or dates on which, interest is payable;

                                       (g) provisions (if any) as to payment of
                        principal or interest, or both, without deduction for, or as to reimbursement of, taxes;

                                       (h) provisions (if any) as to redemption
                        and the terms, conditions and manner thereof, which may differ from those set forth in Article IV of this Indenture;

                                       (i) provisions (if any) for a sinking,
                        purchase or analogous fund for the retirement of bonds of such series and the terms, conditions and manner thereof, which may differ from those set forth in
                        Article IV of this Indenture;

                                       (j) provisions (if any) as to
                        convertibility;

                                       (k) provisions (if any) as to
                        exchangeability;

                                       (l) any other particulars necessary to
                        describe and define such series within the provisions and limitations of this Indenture;

                                       (m) any other provisions and agreements
                        in respect thereof which may be for the sole benefit thereof, as provided or permitted in this Indenture; and

                                       (n) the text of the bonds of such series.

            All bonds of any such series which may be executed, authenticated and delivered hereunder shall substantially conform to the provisions of such supplemental indenture.

                            3. Either (a) a certificate or other official
            document constituting evidence of the authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises to the issue of the bonds applied for, together with an Opinion of Counsel that the same constitutes sufficient evidence thereof and that the authorization, approval or consent of no other governmental body is required, or (b) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required.

                            4. An Opinion of Counsel that all instruments
            furnished the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for it to authenticate and deliver the bonds applied for; that all laws and requirements in respect of the form and execution of the supplemental indenture, if any is required, and the authentication and delivery by the Trustee of the bonds applied for have been complied with; that the Company has corporate power to issue such bonds and has taken all necessary corporate action for that purpose; and that the authentication and delivery of the bonds applied for will not make the total amount of indebtedness of the Company, as stated in the accompanying certificate provided for in paragraph 5 of this Section 2.03, exceed the limit of indebtedness of the Company fixed by its stockholders or by law, or that there is no limit of indebtedness of the Company then fixed by stockholders or by law.

                            5. Unless the Opinion of Counsel provided for in the
            foregoing paragraph 4 shall state that there is no limit of indebtedness of the Company then fixed by its stockholders or by law, a certificate of the Treasurer or an Assistant Treasurer of the Company stating that the total amount of indebtedness of the Company, including the principal amount of the bonds outstanding hereunder and the bonds applied for, does not exceed a principal amount which shall be specified in such certificate.

                            6. Such instruments of conveyance, assignment and
            transfer (if any) as may be necessary to subject to the lien of this Indenture all the right, title and interest of the Company in and to the properties of the character described in the Granting Clauses of this Indenture as subject to the lien hereof and which have not previously been specifically conveyed, assigned or transferred to the Trustee.

                SECTION 2.04. ISSUANCE OF ADDITIONAL BONDS - TOTAL CAPITALIZATION TEST. In addition to the bonds authorized to be issued pursuant to other provisions of this Article II, the Company may from time to time hereafter, upon compliance with the provisions of Section 2.03 and the provisions of this Section 2.04, execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the written order of the Company, bonds hereby secured for an aggregate principal amount which, when added to the principal amount of bonds outstanding under this Indenture and the principal amount of all other outstanding Long Term Debt of the Company after giving effect to the application of the proceeds from the sale of such new bonds, will not (without the consent, as provided in Section 3.19, of the registered owners of at least a majority in principal amount of bonds of each series then outstanding) exceed sixty percent (60%) of the Total Capitalization of the Company, all as evidenced by a Capitalization Certificate prepared and computed in accordance with the following paragraph 1 of this Section 2.04. Bonds shall be authenticated and delivered by the Trustee pursuant to this
Section 2.04 only upon receipt by the Trustee, in addition to the resolutions, opinions, certificates and instruments provided for in Section 2.03, of the following:

                        A certificate (hereinafter called a "CAPITALIZATION
            CERTIFICATE"), signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, setting forth the following information on the basis of the balance sheet of the Company as at the end of its last fiscal quarter ended at least sixty (60) days before the date on which the Capitalization Certificate is delivered (PROVIDED, HOWEVER, that all calculations in a Capitalization Certificate (i) shall give effect to any changes in indebtedness or equity securities of the Company that are accomplished between the date of such balance sheet and the time of the action under this Indenture in connection with which the Capitalization Certificate is delivered, (ii) shall except from Long Term Debt of the Company any thereof for the payment or redemption of which moneys in the necessary amount have been irrevocably set aside in trust by the Company or deposited with the Trustee or with the trustee or other holder of a mortgage or other lien securing any such Long Term Debt, and (iii) in making all calculations of surplus, shall make no additions for any credits to surplus made after December 31, 1990, for the write-up of any asset, and shall make no deductions for any charges to surplus made after December 31, 1990, for the write-down or write-off of the excess of the carrying value of any properties over the original cost of such properties when first devoted to public use):

                                       (a) the aggregate principal amount of
                        bonds outstanding under this Indenture;

                                       (b) the aggregate principal amount of all
                        outstanding Long Term Debt of the Company other than that issued under this Indenture;

                                       (c) the aggregate principal amount of the
                        bonds for the authentication and delivery of which application is being made;

                                       (d) the total of the sums stated in
                        subparagraphs (a), (b) and (c);

                                       (e) the total of the par or stated value
                        of all outstanding capital stock of the Company and all paid-in premiums thereon;

                                       (f) all paid-in surplus, capital surplus,
                        earned surplus and any other surplus accounts of the Company, which shall include the equity of the Company in the undistributed earnings (to the extent such earnings are available for distribution) of any subsidiary of the Company since the date of its acquisition by the Company;

                                       (g) the total of the sums stated in
                        subparagraphs (d), (e) and (f), which shall be the Total Capitalization of the Company;

                                       (h) sixty percent (60%) of the Total
                        Capitalization of the Company;

                                       (i) that, after giving effect to the
                        issuance of the bonds applied for and the application of the proceeds from the sale of such bonds, the aggregate principal amount of all outstanding Long Term Debt of the Company (as stated in subparagraph (d) above) will not exceed sixty percent (60%) of its Total Capitalization; and

                                       (j) that, to the best of the knowledge
                        and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of the Indenture.

                SECTION 2.05. ISSUANCE OF ADDITIONAL BONDS AGAINST DEPOSIT OF CASH. In addition to the bonds authorized to be issued pursuant to other provisions of this Article II, the Company may from time to time hereafter, upon compliance with the provisions of Section 2.03, execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the written order of the Company, bonds hereby secured, upon the deposit with the Trustee of an amount in cash equal to the amount of the principal of the bonds so requested to be authenticated and delivered and upon receipt by the Trustee of a certificate, signed by the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, stating that, to the best of the knowledge and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture. Moneys so deposited shall be held by the Trustee as part of the trust estate; and the Trustee shall pay over to the Company, out of the moneys so deposited, an amount up to the excess of sixty percent (60%) of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company, upon receipt by the Trustee of a written order of the Company and a Capitalization Certificate prepared and computed in accordance with paragraph 1 of Section 2.04, except that, in place of the statement there prescribed for subparagraph (i), the Capitalization Certificate delivered pursuant to this
Section 2.05 shall state the amount to be paid over to the Company pursuant hereto and that such amount is not more than the Company excess of sixty percent (60%) of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company. Any moneys deposited with the Trustee under the provisions of this Section 2.05 and not withdrawn by the Company shall, at the request of the Company, be applied by the Trustee to the purchase or redemption of bonds issued hereunder, in the manner and to the extent provided in Section 7.03 and, if not so applied, shall, upon the happening of the conditions specified in Section 7.04, be applied by the Trustee to the purchase or redemption of bonds issued hereunder, in the manner, to the extent and subject to the conditions provided in Section 7.04.

                SECTION 2.06. ISSUANCE OF ADDITIONAL BONDS AGAINST OTHER BONDS SATISFIED AND DISCHARGED. In addition to the bonds authorized to be issued pursuant to other provisions of this Article II, the Company may from time to time hereafter, upon compliance with the provisions of Section 2.03, execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the written order of the Company, bonds hereby secured, upon the satisfaction, discharge and cancellation of, or for the purpose of paying, redeeming or refunding, any bonds theretofore issued under any of the provisions of this Indenture; PROVIDED, HOWEVER, that no bonds shall be authenticated and delivered in excess of the principal amount of the bonds so satisfied, discharged and cancelled or so to be paid, redeemed or refunded; and PROVIDED FURTHER that no bonds shall be so authenticated and delivered on the basis of bonds satisfied, discharged or cancelled prior to the last date on which any bonds have been authenticated and delivered or moneys withdrawn or property released under any provisions of this Indenture requiring a Capitalization Certificate to be delivered to the Trustee in connection therewith, unless such action could have been taken under such provisions if such bonds had been outstanding at such date; and PROVIDED FURTHER that bonds shall be so authenticated and delivered only upon receipt by the Trustee, in addition to the resolutions, opinions, certificates and instruments provided for in Section 2.03, of the following:

                            1. A Certified Resolution specifying the bonds
            theretofore authenticated and delivered hereunder which have been, or prior to or simultaneously with the authentication and delivery of such additional bonds are to be, satisfied, discharged and cancelled, or for the payment, redemption or refunding of which such additional bonds are to be authenticated and delivered.

                            2. Either (a) the bonds specified in the resolution
            mentioned in paragraph 1 of this Section 2.06, cancelled (unless such bonds shall have been previously cremated by the Trustee), which bonds shall be equal in principal amount to the principal amount of the bonds the authentication and delivery of which is requested on the basis thereof, or (b) in lieu of any or all of the bonds specified in such resolution, in the case of bonds theretofore authenticated and delivered under this Indenture, an amount in cash equal to the principal amount, with interest thereon to maturity, of such bonds or, to the extent that such bonds are subject to redemption and notice of redemption thereof shall have been duly given or provision satisfactory to the Trustee shall have been made therefor, equal to the redemption price of such bonds, including interest thereon to the date fixed for redemption.

                            3. A certificate, signed by the Chairman of the
            Board, the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company, stating in substance:

                                       (a) that none of such bonds was
                        purchased, paid or redeemed by or through the operation of any insurance provision hereof or with the proceeds of the sale of or insurance upon any property subject to the lien hereof or through the operation of any sinking, purchase or analogous fund or any other fund established hereby or pursuant to the provisions hereof or of any indenture supplemental hereto, or by the application of any moneys pursuant to the provisions of Section 2.05, 6.06, 7.03 or 7.04 of this Indenture; and

                                       (b) that, to the best of the knowledge
                        and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture.

            In the event of the deposit with the Trustee of moneys pursuant to the provisions of this Section 2.06, the Company shall, from time to time, upon delivery to the Trustee for cancellation of any of the bonds, in respect of which such deposit shall have been made, be entitled to receive from the Trustee the moneys held by it in respect of such bonds; and all such bonds so delivered to the Trustee shall be forthwith cancelled by it and, on the written request of the Company, delivered to the Company. All moneys deposited with the Trustee under the provisions of this Section 2.06 shall, unless so repaid to the Company, be applied by the Trustee to the redemption on or after the redemption date or to the payment at or after maturity, as the case may be, of the bonds in respect of which such moneys were deposited, but only upon presentation of the same for such redemption or payment.

                SECTION 2.07. EXCHANGE OF BONDS FOR OTHER SERIES. Any of the bonds at any time issued under this Indenture may from time to time, at the request of the Company, expressed by resolution of the Board of Directors, and with the consent of the registered owners of such bonds, be exchanged for bonds of one or more other series issuable hereunder of an equal aggregate principal amount, and the Trustee, upon the request of the Company, shall authenticate bonds as specified in such request for the purpose of such exchange and shall deliver them upon surrender of the bond or bonds so to be exchanged therefor, but only upon receipt by the Trustee of the resolutions, opinions, certificates and instruments provided for in Section 2.03 and of a certificate conforming to the requirements of paragraph 3 of Section 2.06 with respect to the bonds so surrendered and stating that, to the best of the knowledge and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture. The Trustee shall forthwith cancel all bonds so surrendered and, on the written request of the Company, deliver the same to the Company.

                SECTION 2.08. ACCEPTANCE OF INSTRUMENTS BY TRUSTEE; FURTHER INVESTIGATION. The resolutions, certificates, opinions and other instruments provided for in this Article II may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the authentication and delivery of bonds or the release of moneys hereunder but, before authenticating and delivering any bonds or releasing any moneys under any provision of this Article II, the Trustee may, and upon the written request of the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding hereunder and upon being furnished with reasonable security and indemnity shall, cause to be made such independent investigation as it may see fit and, in that event, may decline to authenticate and deliver such bonds or release such moneys unless satisfied by such investigation of the truth and accuracy of the matters so investigated. The expense of such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand with interest at a rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be) for each day equal to the Base Rate for such day, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate. The "Base Rate," as used in this Indenture, shall mean the interest rate per annum announced from time to time by U.S. Bank National Association as its prime rate.


                                   ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

            The Company hereby covenants and agrees:

                SECTION 3.01. LAWFUL SEISIN AND POSSESSION. That it is lawfully seized and possessed of all real estate, franchises and other property herein described or referred to as presently mortgaged hereby, that upon the first issue of any bonds hereunder such real estate, franchises and other property will be free and clear of any lien except Permitted Encumbrances and as set forth in the Granting Clauses hereof, and that it has good right and lawful authority to mortgage the same as provided in and by this Indenture.

                SECTION 3.02. PAYMENT. That it will promptly pay or cause to be paid the principal of, any premium which may be due and payable on and the interest on all the bonds issued hereunder according to the terms thereof.

                SECTION 3.03. OFFICE OR AGENCY IN THE STATE OF CONNECTICUT. That it will maintain an office or agency in the State of Connecticut, so long as any bonds are outstanding hereunder, where notices, presentations and demands to or upon it in respect of this Indenture or such bonds may be given or made; that it will maintain an office or agency for the payment of the principal of, any premium which may be due and payable on and the interest on any bonds at the time outstanding in any place or places where such principal, premium or interest shall be payable; that it will keep books for the registration and transfer of bonds at an office or agency in such place or places as are specified in such bonds, or in any indenture supplemental hereto with respect thereto, as the place or places where such bonds are registered or transferable; that such books shall be open to inspection by the Trustee at all reasonable times; and that it will lodge from time to time with the Trustee notice of designation and of any change of any such office or agency.

                SECTION 3.04. PAYMENT OF TAXES AND LIENS. That it will duly pay and discharge or cause to be paid and discharged, as the same shall become due and payable, all real estate and personal property taxes, assessments and other governmental charges lawfully levied and imposed upon the mortgaged premises, including the franchises, earnings and business of the Company, and will duly observe and conform to all valid requirements of any governmental authority relative to any of the mortgaged property and all covenants, terms and conditions upon or under which any property, rights or franchises covered hereby are held; that it will not suffer any mechanic's, laborer's, statutory or other lien to be hereafter created and remain upon such property, or any part thereof, or the income therefrom, except Permitted Encumbrances; and that it will not default in the performance of any of its obligations with respect to any purchase money mortgage, vendor's lien or other lien on property of the Company if such default will endanger the security afforded by this Indenture; PROVIDED, HOWEVER, that nothing contained in this Section 3.04 shall be deemed to require the Company to pay or cause to be paid any such tax, assessment or charge or to satisfy any such lien so long as the Company in good faith shall contest or cause to be contested the validity thereof, PROVIDED the security afforded by this Indenture shall not be impaired in any material respect by any sale or otherwise on account thereof.

                SECTION 3.05. INSURANCE AGAINST LOSS. That it will keep or cause to be kept all property which is at any time covered by this Indenture, and which is not fireproof and is of a character usually insured by companies similarly situated, insured by reputable insurance companies or associations against loss or damage by fire, to such amount as such property is usually insured by companies similarly situated, any one loss in excess of One Hundred Thousand Dollars ($100,000.00) to be made payable to the Trustee or to the trustee or other holder of any lien on such property prior to the lien of this Indenture as the interests of the Trustee and of such trustee or other holder may appear. The proceeds of any insurance on any part of the mortgaged property which may be received by the Trustee shall be held and applied by it as hereafter provided in Article VII. The Company shall, however, be at liberty to appropriate, set aside and maintain out of its earnings or surplus an insurance reserve fund, in such amount as from time to time shall be determined by the Board of Directors, to be held and applied in making good fire losses, and such reserve fund shall be deemed for the purpose of this Section 3.05 the equivalent of policies of fire insurance aggregating an amount equal to the principal of the fund.

                SECTION 3.06. MAINTENANCE OF PREMISES. That it will at all times maintain, preserve and keep or cause to be maintained, preserved and kept the mortgaged premises, and every part thereof, with the appurtenances and every part and parcel thereof, in good repair, working order and condition, and will from time to time make or cause to be made all needful and proper repairs and renewals, replacements and substitutions, so that at all times the efficiency of the property hereby mortgaged shall be preserved and maintained and, subject to the provisions hereof, will maintain its corporate existence and will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it so long as the same are necessary for the efficient operation of its utility business.

                SECTION 3.07. RECORDING AND RE-RECORDING; ANNUAL OPINION OF COUNSEL. (A) That it will at all times take or cause to be taken all such action in the nature of filing, recording, re-filing and re-recording this Indenture, any supplemental indenture, financing statements under the Uniform Commercial Code, or any other documents or instruments, in such manner and in such places as may be required by law in order to establish, preserve and protect the lien intended to be created hereby and by any and all supplemental indentures to the fullest extent possible.

             (B) That on or before May 30 of the year 2006 and then on or before May 30 every two years thereafter, it will file with the Trustee and each of the bondholders, an Opinion of Counsel, dated within 30 days of such date of such year, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording, and re-filing of the Indenture and of all supplemental indentures, financing statements, continuation statements or other instruments of further assurances as is necessary to maintain the lien of this Indenture (including the lien on any property acquired by the Company after the execution and delivery of this Indenture and owned by the Company at the end of the preceding calendar year), and reciting the details of such action, or stating in the opinion of such counsel no such action is necessary to maintain such lien, and in providing such opinion, such counsel may rely (i) as to liens upon and/or title to property and the status of appropriate Uniform Commercial Code filings, upon title searches and/or title reports of title companies or abstract companies which are dated not earlier than 90 days prior to the issuance of such opinion and upon opinions of local counsel of current date delivered for such purpose, and (ii) as to litigation, if any, which may result in liens upon and/or may impair title to property, upon a certificate of an officer addressed to such counsel and dated not earlier than five days prior to the date of such opinion stating whether any such litigation exists and, if so, a description of the same and the expectations of the Company with respect thereto.

                SECTION 3.08. TRUSTEE'S RIGHT TO PERFORM CERTAIN COVENANTS. That, if it shall fail to perform or cause to be performed any of the covenants contained in Sections 3.04, 3.05, 3.06 and 3.07 hereof, the Trustee (or any receiver appointed in any action or proceeding for the foreclosure hereof or for the enforcement of the rights of the Trustee or of the bondholders under this Indenture) may make advances to perform the same on its behalf (which advances shall be made by the Trustee if requested in writing so to do by the holders of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding and furnished with funds for the purpose); and the Company hereby agrees to repay on demand all sums so advanced on its behalf, with interest at the Base Rate, and all sums so advanced with interest as provided above shall be secured hereby, having the benefit of the lien hereby created in priority to the indebtedness evidenced by the bonds; but no such advance shall be deemed to relieve the Company from any default hereunder.

                SECTION 3.09. EXECUTION OF FURTHER INSTRUMENTS. That it will upon reasonable request execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectually the purposes of this Indenture, and in particular (without in any way limiting the generality of the foregoing) to make subject to the lien hereof any property hereafter acquired by it (except property of the character herein specifically excepted from the lien hereof), to transfer to any successor trustee or trustees the estate, powers, instruments and funds held in trust hereunder and to confirm the lien of this Indenture with respect to any series of bonds issued or to be issued hereunder. No failure to request such further instruments or further acts shall be deemed a waiver of any right to the execution and delivery of such instruments or the doing of such acts or be deemed to affect the interpretation of any provisions of this Indenture.

                SECTION 3.10. INFORMATION TO BE FURNISHED TRUSTEE. That it will at all times keep proper books of record and account in which full, true and correct entries of its transactions will be made in accordance with the rules and regulations of the regulatory authority or authorities having jurisdiction over the Company or, in the absence thereof, in accordance with generally accepted accounting principles, and that it will at its own expense:

                           (a) upon the written request of the Trustee, permit
            the Trustee, by its agents and attorneys, to examine all of the books of account, records, reports and other papers of the Company and to take copies and extracts therefrom and to examine the plans and properties of the Company, PROVIDED, the Trustee provides reasonable notice to the Company and such examination is during the regular business hours of the Company;

                           (b) within ninety (90) days after the end of each
            fiscal year of the Company, furnish to the Trustee (i) a certificate of an officer of the Company stating that the Company is not in default in its obligations under this Indenture, and (ii) financial statements presenting fairly the financial condition of the Company as at the end of, and its earnings and expenses for, such fiscal year, certified by the Treasurer or an Assistant Treasurer of the Company or, at the election of the Company, by a firm of independent accountants selected by the Company; and

                           (c) within ninety (90) days after the end of each
            fiscal year of the Company, furnish to the Trustee a certificate of an officer of the Company providing a list of the insurance policies in effect upon the mortgaged property on a date therein specified (which date shall be within 30 days of the filing of such certificate) and stating that such insurance policies comply with
            Section 3.05 hereof.

            The Trustee, however, shall be under no duty to make any such examination unless requested to do so by the registered owners of not less than ten percent (10%) in principal amount of the outstanding bonds and furnished with reasonable security and indemnity covering such examinations, nor shall the Trustee have any duty with respect to any such financial statements when received except to retain the same in its files and to exhibit the same to any bondholder requesting an inspection thereof.

                SECTION 3.11. SUBSEQUENT MORTGAGE SUBJECT TO PRIOR LIEN. That, in case it shall hereafter create any mortgage upon the property subject to the lien of this Indenture or any part thereof, such mortgage shall be and shall be expressed to be subject to the prior lien of this Indenture for the security of all bonds then issued or thereafter to be issued hereunder. This provision shall not be deemed, however, to prevent the creation of purchase money mortgages having liens prior to the lien of this Indenture on property hereafter acquired by the Company.

                SECTION 3.12. NO BONDS EXCEPT AS PROVIDED HEREIN. That it will not issue, or permit to be issued, any bonds hereunder in any manner other than in accordance with the provisions of this Indenture and the agreements in that behalf herein contained, and will not suffer or permit any default to occur under this Indenture, but will faithfully observe and perform or cause to be observed and performed all the conditions, covenants and requirements hereof.

                SECTION 3.13. INSPECTION BY INDEPENDENT ENGINEER; RESERVE FOR DEPRECIATION. (A) 1. Upon the written request of the registered owners of not less than a majority in principal amount of the bonds at the time outstanding under this Indenture, the Company, at its own expense, will promptly appoint an independent engineer, selected by the Board of Directors and satisfactory to the Trustee, to make an inspection of the Company's utility property and, within a reasonable time after his appointment, to report in writing to the Company and to the Trustee whether or not the Company's utility property, as an operating system, has been maintained in reasonably good repair, working order and condition; provided that the Company shall not be obligated to make any such appointment if less than five (5) years has elapsed since the last previous such appointment; and provided further that, in lieu of making such appointment, the Company may furnish to the Trustee a report in writing, dated within five (5) years prior to such request, of an independent engineer of recognized standing to the effect that the Company's utility property, as an operating system, has been maintained in reasonably good repair, working order and condition. A copy of such written request shall be furnished promptly to the Trustee by the Company. If, while the Company is required to do so, it shall fail to appoint an independent engineer within one hundred twenty (120) days following the receipt of such written request, the Trustee shall itself select an independent engineer to make such inspection and report.

              2. Upon receipt by the Company of such report of such independent engineer appointed hereunder, the report shall be presented to the Trustee. The Trustee shall mail a copy of such report to each registered owner of not less than ten percent (10%) in principal amount of the bonds of any series at the time outstanding and shall retain one copy on file at its office, open to inspection by any registered owner at any reasonable time. If such independent engineer shall report that the Company's utility property, as an operating system, has not been maintained in reasonably good repair, working order and condition, he shall specify in his report the character and extent of, and the estimated cost of making good the deficiencies in such maintenance, and, if longer than one year, the time reasonably necessary to make good such deficiencies. Such report of such independent engineer shall be conclusive evidence of the facts and conditions therein set forth, and the Trustee shall be fully protected in relying thereon.

              3. The Company shall, with all reasonable speed, do such maintenance work as may be necessary to make good such maintenance deficiencies, if any, as shall have been specified in such report.

              4. One year from the date of any such report which specified any maintenance deficiency (or at the end of such longer period as may be specified in such report to be reasonably necessary for the purpose of correcting such maintenance deficiency), such independent engineer (or, in the case of his refusal or inability to act, another independent engineer appointed by the Company or the Trustee in like manner) will report in writing to the

Company and the Trustee whether such maintenance deficiency has been remedied. If and only if he reports that such maintenance deficiency has not been remedied, the Company shall be deemed to have defaulted in the due performance of the covenants contained in paragraph 3 of this subdivision (A) and in Section
3.06. Such report of such independent engineer shall be conclusive evidence of the facts and conditions therein set forth, and the Trustee shall be fully protected in relying thereon.

              5. All reasonable expenses incurred pursuant to the foregoing provisions of this subdivision (A) shall be borne by the Company.

              6. The Company shall not at any time be required to do any maintenance work which shall at the time be contrary to or in violation of any applicable law, regulation, order or directive of any governmental authority having jurisdiction in the premises.

             (B) The Company shall accrue upon its books a reserve for depreciation at a rate or rates fixed by the Company and acceptable to the regulatory authority having jurisdiction over the Company.

                SECTION 3.14. COVENANT AGAINST ISSUANCE OF SENIOR DEBT. That it will not hereafter issue any debt that is secured by a lien senior to the lien of this Indenture upon the mortgaged property or that is in any other way senior to the bonds issued under this Indenture, except as provided in Section 3.11 with respect to purchase money mortgages.

                SECTION 3.15. COVENANT LIMITING LONG TERM DEBT. That the Company will not at any time permit the aggregate principal amount of all outstanding Long Term Debt of the Company to exceed sixty percent (60%) of its Total Capitalization.

                SECTION 3.16. COVENANTS IN RESPECT OF DIVIDENDS. That no dividends shall be declared or paid on any shares of common stock of the Company, nor shall any shares of common stock of the Company be purchased or redeemed or otherwise acquired or retired by the Company, if immediately after or as a result of any such declaration, payment, purchase or redemption or other acquisition or retirement the sum of the aggregate of all such declarations, payments, purchases or other acquisitions made subsequent to January 1, 2003 exceeds the aggregate of (a) Eight Million Five Hundred Thousand Dollars ($8,500,000), PLUS (b) ninety percent (90%) of net earnings of the Company available for dividends accumulated subsequent to January 1, 2003.

            In computing the amount of such declarations, payments, purchases or other acquisitions made subsequent to January 1, 2003, the Company may credit against such declarations, payments, purchases or other acquisitions the net cash consideration received upon the sale subsequent to January 1, 2003 of stock of any class of the Company.

            The Company may declare and pay dividends payable solely in stock of the Company or make other distributions in respect of the stock of the Company if such distributions are made solely in stock of the Company.

            For the purposes of this Section 3.16, all determinations of net earnings shall be made in accordance with the rules and regulations of any governmental body or agency under the jurisdiction of which the Company may be operating, or if there be no such agency or no such rules or regulations, then in accordance with generally accepted accounting principles.

                SECTION 3.17. COVENANTS WITH RESPECT TO ISSUANCE OF ADDITIONAL BONDS. (a) That the Company shall not issue and the Trustee shall not authenticate additional bonds under Section 2.03, 2.04, 2.05 or 2.06 of this Indenture unless the net earnings of the Company, as calculated in accordance with the method described below for the Certificate of Required Net Earnings, has been equal to at least one hundred seventy-five percent (175%) of the aggregate annual interest charges on all bonds outstanding under this Indenture immediately after such bonds are issued. The Company shall meet the requirements of this Section 3.17 by delivering to the Trustee (together with the resolutions, opinions, certificates and instruments provided for in Sections
2.03 and 2.04) a "Certificate of Required Net Earnings" which shall state in substance that the net earnings of the Company, calculated as hereinafter provided, for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the first day of the month in which the additional bonds are to be issued by the Trustee has been equal to at least one hundred seventy-five percent (175%) of the aggregate annual interest charges on all bonds of the Company to be outstanding under this Indenture immediately after such bonds are issued; PROVIDED, HOWEVER, that in all calculations of such net earnings effect shall be given to the issue or retirement of any bonds that will be accomplished prior to or on the date of such issue. The Certificate of Required Net Earnings shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, shall set forth the amount of the net earnings of the Company for such twelve (12) month period, shall itemize by issue and series the bonds so to be outstanding and state the aggregate principal amount of each such issue and series and the interest charges thereon for a period of one year and shall itemize each item to be deducted from total income of the Company as described below. The Certificate of Required Net Earnings shall show the method of calculation of such net earnings to be as follows:

                        From the total revenues (except amortization of premium on debt), whether credited to surplus or otherwise, of the Company, from all sources (which shall not include earnings or losses from the sale of capital assets but shall include as a credit interest charged to construction) for the period in question, there shall be deducted (i) all operating and nonoperating expenses and charges, including maintenance and depreciation as is determined by its Board of Directors in accordance with established practice of the Company; (ii) taxes (except as hereinafter provided) and rentals paid or accrued in respect of the properties, license fees and franchise taxes paid or accrued; and (iii) taxes based upon gross income, gross revenues or gross receipts, but excluding from such deductions from revenues (a) Federal and State taxes based on net income paid or accrued, (b) interest charges on indebtedness of the Company, (c) amortization of debt discount and expense, (d) write-downs of property or other adjustments, and (e) similar items.

                        Any increase or decrease in gross revenues of the Company attributable to higher and lower rates that have been in effect for less than the full twelve (12) month period on which such calculation is based shall be annualized, and there shall also be annualized such related fixed expenses and charges as are known to the principal officers of the Company.

                        In case, within or after the period for which the computation of net earnings of the Company is made, the Company shall have acquired any property (including an acquisition by merger), such acquired property may be treated as having been owned by the Company for the whole of such period of computation and the net earnings thereof for such period may, at the option of the Company, be included in the net earnings of the Company, and there shall be excluded, in computing such net earnings, an amount equal to the net earnings estimated by the Company to be applicable to any property sold or disposed of by the Company after the beginning of such period of computation.

             (b) Except as otherwise provided herein, for the purposes of this
Section 3.17, all determinations of net earnings shall be made in accordance with the rules and regulations of any governmental body or agency under the jurisdiction of which the Company may be operating, or, if there be no such agency or no such rules or regulations, then in accordance with generally accepted accounting principles of the United States of America.

             (c) The provisions of this Section 3.17 shall not limit the power of the Company to issue, nor the Trustee to authenticate, bonds under the provisions of Section 1.04-1.11, inclusive, of this Indenture in connection with exchanges and transfers.

                SECTION 3.18. TRUTH OF FACTS STATED HEREIN. That the recitals of fact and the statements contained in this Indenture are true in all material respects.

                SECTION 3.19. WAIVER. With the written consent of the registered owners of not less than a majority in principal amount of the bonds then outstanding under this Indenture, compliance with any provision of any covenant, agreement or condition of this Article III (except for Section 3.02) or any other provision of this Indenture, may be waived, either generally or in particular instances, on behalf of the registered owners of all bonds then outstanding; PROVIDED, HOWEVER, that if such consent shall pertain to Sections
2.04 or 3.11 through 3.17, no such consent shall be effective unless also consented to in writing by the registered owners of not less than a majority in principal amount of bonds of each series then outstanding. Any act or thing which the Company may do or omit to do in accordance with any such consent shall not be deemed to constitute a violation or a default under this Indenture. Any such written consent may be given either before or after the time for compliance with such provision of this Indenture, shall be filed with the Trustee and shall be binding on all registered owners of all bonds then or at any time thereafter outstanding. Notwithstanding the foregoing, compliance with any Exclusive Benefit Covenant (as such term is defined in Article XVII) may also be waived by the registered owners of such percentage (which, unless otherwise provided in the supplemental indenture establishing the Exclusive Benefit Covenant, shall be sixty-six and two-thirds percent (66-2/3%)) of any one or more series of the bonds as may be specified in such supplemental indenture without any requirement for the waiver by the registered owners of any other series of bonds outstanding under this Indenture.


                                   ARTICLE IV

                               REDEMPTION OF BONDS

                SECTION 4.01. RESERVATION OF RIGHT TO REDEEM. The Company reserves the right to redeem all or any part of the Series F Bonds issued hereunder as stated in Section 1.02 at the price and on the conditions stated in the form of Series F Bonds set forth in Exhibit A hereto. In the creation of each particular series of bonds issued hereunder other than the Series F Bonds, the Company may reserve the right to redeem and pay prior to their fixed maturity all or any part of the bonds of such series at such time or times, and from time to time, and on such terms as the Board of Directors may determine and as shall be appropriately expressed in the bonds of such series and in the supplemental indenture with respect to the bonds of such series.

                SECTION 4.02. PROCEDURE FOR REDEMPTION. In case the Company shall desire to exercise such right of redemption of all or any part of the bonds in accordance with the right so reserved by it, it shall obtain such authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises as may at the time be required, and shall, at least thirty (30) days prior to the date fixed for redemption, mail by certified or registered mail, postage prepaid, to the registered owners of the bonds to be redeemed, at their addresses as the same shall appear, if at all, upon the registry books of the Company, a notice to the effect that the Company has elected to redeem all the bonds or a part thereof, as the case may be, on a date therein designated, specifying, in the case of the redemption of less than all series, the series designations of the bonds to be redeemed and, in the case of the redemption of less than all of the outstanding bonds of a series, the distinctive numbers of the bonds to be redeemed, and in every case stating that on such date there will become and be due and payable upon each bond so to be redeemed, at the Corporate Trust Office of the Trustee, the principal thereof, together with the accrued interest to such date, with such premium, if any, as is due and payable on such bond upon such redemption, and that from and after such date interest thereon will cease to accrue. If provision shall be made in respect of any series for any additional condition to the redemption of bonds of such series, compliance shall be made with such provision in case bonds of such series shall be redeemed.

            In case the Company shall have elected to redeem all of its outstanding bonds or all of the outstanding bonds of any series, it shall in each such instance, at least fifteen (15) business days before the first date upon which the notice of redemption mentioned above is required to be given, notify the Trustee in writing of such election and of the aggregate principal amount of bonds to be redeemed. The Trustee shall notify the Company in writing of the numbers of the bonds to be redeemed in ample time to permit the notice of redemption to be given as herein provided.

            In case the Company shall have elected to redeem less than all of the outstanding bonds of any series, it shall in each such instance, at least fifteen (15) business days before the first date upon which the notice of redemption mentioned above is required to be given, notify the Trustee in writing of such election and of the aggregate principal amount of bonds of such series to be redeemed, and thereupon the principal amount of the bonds then to be redeemed shall be prorated by the Trustee in units of One Thousand Dollars ($1,000) each among the holders of the bonds of such series as nearly as practicable in the proportion that their respective holdings bear to the aggregate principal amount of bonds of such series outstanding on the date of selection. The Trustee shall notify the Company in writing of the numbers of the bonds to be redeemed in ample time to permit the notice of redemption to be given as herein provided. In case any bond shall be redeemed in part only, such notice shall specify the principal amount thereof to be redeemed and shall state that, at the option of the registered owner, such bond may be presented for the notation thereon of the principal amount thereof so to be redeemed, or may be surrendered for redemption, in which case a new bond or bonds of the same series of an aggregate principal amount equal to the unredeemed portion of such bond will be issued in lieu thereof, and the Company shall execute and the Trustee shall authenticate and deliver such new bond or bonds to or upon the written order of the registered owner of such bond, at the expense of the Company; PROVIDED, that if such bond is subject to a written agreement described in
Section 1.12, such notice shall state (i) that the bond need not be so presented and (ii) the requirements in the written agreement for any future transfer of such bond.

            On or before the redemption date specified in the notice described above, the Company shall deposit with the Trustee an amount of cash sufficient to effect the redemption of the bonds specified in such notice, except that such amount may be reduced to the extent that moneys then held by the Trustee under any of the provisions of this Indenture are available for such redemption. All moneys deposited by the Company with the Trustee or set apart by the Trustee under the provisions of this Indenture for the redemption of bonds shall be held in trust for the account of the respective registered owners of the bonds to be redeemed and applied in accordance with the provisions of Section 15.03 hereof.

            On the redemption date designated in such notice, the principal amount of each bond so to be redeemed, together with the accrued interest thereon to such date, and such premium, if any, as is due and payable on such bond upon such redemption, shall become due and payable; and from and after such date (such notice having been given in accordance with the provisions of this Section 4.02 and such deposit having been made or moneys set apart as described above), then, notwithstanding that any bonds so called for redemption shall not have been surrendered, no further interest shall accrue on any such bond (or on the portion thereof to be redeemed). From and after such date of redemption (such notice having been given in accordance with the provisions of this Section
4.02 and such deposit having been made or moneys set apart as described above), or from and after the date upon which such notice is mailed, if such notice shall state that moneys to effect such redemption have been deposited with or set apart by the Trustee, all such bonds or such portions thereof, as the case may be, insofar as such deposit shall have been made or moneys set apart as described above, shall be deemed to have been paid in full as between the Company and the respective registered owners thereof and shall no longer be deemed to be outstanding hereunder, and the Company shall be under no further liability in respect thereof.

                SECTION 4.03. CANCELLATION OF REDEEMED BONDS. All bonds so redeemed shall forthwith be cancelled by the Trustee and, on the written request of the Company, delivered to the Company.

                SECTION 4.04. BONDS HELD BY COMPANY NOT DEEMED OUTSTANDING FOR REDEMPTION PURPOSES. Anything in this Indenture to the contrary notwithstanding, no bonds held by the Company, whether or not theretofore issued, and whether held in its treasury or pledged to secure any indebtedness, shall be deemed to be outstanding for the purposes of any redemption of bonds pursuant to the provisions of subdivision (B) of Section 6.06 or the provisions of Sections 7.03 or 7.04, so long as any other bonds are outstanding hereunder; and the Company hereby covenants and agrees that, in case of any such redemption, it will furnish to the Trustee the numbers of any bonds so held by it of any series of which any bonds are so to be redeemed.


                                    ARTICLE V

                    COVENANTS WITH RESPECT TO SERIES F BONDS

                SECTION 5.01. EXCLUSIVE BENEFIT COVENANTS. The covenants, agreements and conditions contained in this Article V are solely for the protection and benefit of the registered owners of the Series F Bonds and are therefore Exclusive Benefit Covenants, and the exclusive right to (i) require the Trustee to declare a default under, (ii) waive a default under, (iii) waive compliance with, or (iv) amend any of such Exclusive Benefit Covenants shall be vested solely in the registered owners of a majority in principal amount of the Series F Bonds then outstanding. No benefits by reason of such Exclusive Benefit Covenants shall be deemed to be conferred upon persons other than the registered owners of the Series F Bonds, the Trustee and the Company.

                SECTION 5.02. COVENANTS WITH RESPECT TO THE PAYMENT OF MONEYS UNDER PARAGRAPH 2 OF SECTION 7.02(A) OF THE INDENTURE. So long as any Series F Bonds are outstanding, without the CONSENT of the registered owners of at least a majority in principal amount of the Series F Bonds then outstanding, if any, the Company agrees that it shall be limited in payments it receives under paragraph 2 of Section 7.02(A) of the Indenture as follows:

                        The Company shall not be entitled to payment by the
            Trustee of moneys held by the Trustee under paragraph 2 of Section 7.02(A) unless at the time the Company makes a written order for the payment of any such moneys pursuant to the provisions thereof, the sum of all amounts paid thereunder to the Company following the date of issuance of the Series F Bonds (the "SERIES F ISSUANCE DATE") plus the payment requested is not more than the excess of 60% of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company, and such payment shall not be made until the Trustee shall receive a Capitalization Certificate prepared and computed in accordance with paragraph 1 of Section 2.04, except that, in place of the statement therein prescribed for subparagraph (i), the Capitalization Certificate delivered pursuant to this Section 5.02 shall state the sum of all amounts paid to the Company since the Series F Issuance Date pursuant to paragraph 2 of Section 7.02(A) plus the payment requested to be made to the Company and that such sum is not more than the excess of 60% of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company.

                SECTION 5.03. COMPLIANCE WITH PROVISIONS OF THE BOND PURCHASE AGREEMENT. So long as any Series F Bonds are outstanding, unless waived by the registered owners of at least a majority in principal amount of the Series F Bonds then outstanding, if any, the Company shall perform or comply with all terms, provisions and conditions of the Bond Purchase Agreement dated as of April 15, 2004 pursuant to which the Series F Bonds were issued.


                                   ARTICLE VI

                     POSSESSION, USE AND RELEASE OF PROPERTY

                SECTION 6.01. POSSESSION IN ABSENCE OF DEFAULT. Unless and until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, the Company shall be suffered and permitted to possess, use and enjoy all the property and appurtenances, franchises and rights mortgaged by this Indenture, except cash and obligations required by any provision of this Indenture to be deposited with the Trustee, and to receive and use the tolls, rents, revenues, issues, income, product and profits thereof, with power in the ordinary course of business, freely and without let or hindrance on the part of the Trustee or the bondholders, to use and consume materials and supplies and, except as herein otherwise expressly provided to the contrary, to deal with choses in action, easements, leases, leasehold interests and contracts, and to exercise the rights and powers conferred upon it thereby, to alter, repair and remove its buildings and structures, to change the position of its pipes, mains, conduits, or other property, to replace and renew any of its equipment, machinery or other property, and to make any lease, or grant or convey any right-of-way, easement or license (but the property so leased and the property over, through or under which any such right-of-way, easement or license shall be so granted or conveyed shall remain subject to the lien of this Indenture to the same extent and in the same manner as it was prior to such lease, grant or conveyance), without the consent of or any release by the Trustee, PROVIDED that any such lease, grant, conveyance or other disposition will not be prejudicial to the security of the bonds issued hereunder, and PROVIDED FURTHER that any lease hereafter made by the Company shall be subject to termination by the Trustee or by any receiver appointed in any action or proceeding for the foreclosure hereof or for the enforcement of the rights of the Trustee or of the bondholders hereunder if, upon the happening of an Event of Default hereunder, the Trustee or such receiver shall have entered upon and taken possession of the mortgaged property.

                SECTION 6.02. RELEASES NOT REQUIRING CONSENT OF TRUSTEE. Unless and until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, the Company may, at any time and from time to time, without the consent of or any release by the Trustee:

                            1. Sell or otherwise dispose of, free from the lien
            of this Indenture, any machinery, equipment or other similar property comprising part of the mortgaged property, upon replacing the same with or substituting for the same other machinery, equipment or other property of a value at least equal to the full value to the Company of the property so disposed of; or

                            2. Surrender in whole or in part, or assent to the
            modification of, any franchise, license or permit which it may hold, or under which it may be operating, PROVIDED that (a) in the written opinion, filed with the Trustee, of an engineer (who may be in the regular employ of the Company), selected by the Board of Directors and reasonably satisfactory to the Trustee, the Company is exercising the privileges granted thereby without a fair return to it and such surrender or modification is to the best interests of the Company, or (b) in the event of any such modification, the franchise, license or permit as modified shall in the Opinion of Counsel, filed with the Trustee, authorize the continuance of the same (or an extended) business in the same (or an extended) territory during the same (or an extended, unlimited or indefinite) period of time, or (c) in the event of any such surrender, the Company shall receive in exchange a new franchise, license or permit which, in the written opinion, filed with the Trustee, of such counsel, shall authorize it to do the same (or an extended) business in the same (or an extended) territory during the same (or an extended, unlimited or indefinite) period of time, or (d) after the surrender or modification of any such franchise, license or permit, the Company shall still, under some other franchise, license or permit, have the right, in the written opinion, filed with the Trustee, of such counsel, to conduct the same (or an extended) business in the same (or an extended) territory during the same (or an extended, unlimited or indefinite) period of time. For the purposes of this paragraph 2 and of any opinion to be rendered hereunder, any right of any municipality or other governmental body to terminate a franchise, license or permit by purchase shall not be deemed to abridge or affect its duration. The Trustee shall be under no duty, obligation or responsibility to obtain any such opinion of an engineer or Opinion of Counsel or other document required to be filed with it by the provisions of this paragraph 2; and it shall be under no duty to investigate or verify or make any inquiry in respect of any statement contained in any such opinion or other document, and shall have no duty of any character with respect thereto except to exhibit the same from time to time to any owner of bonds desiring an inspection thereof.

                SECTION 6.03. RELEASE UPON SALE OR EXCHANGE. The Company may sell, exchange or otherwise dispose of any of its property (in addition to the property referred to in Sections 6.01 and 6.02) at any time subject to the lien hereof, upon compliance with the requirements and conditions of this Section 6.03, and the Trustee shall release the same from the lien hereof upon receipt by the Trustee of:

                            1. A Certified Resolution requesting such release;

                            2. A certificate, signed by the Chairman of the
            Board, the President or a Vice President of the Company and by an engineer (who may be in the regular employ of the Company) or firm of engineers (who may be under regular retainer from the Company) or, if such property consists of securities, by an appraiser or other competent person (who may be in the regular employ of the Company) or firm (who may be under regular retainer from the Company), in each case selected by the Board of Directors and satisfactory to the Trustee, stating in substance as follows:

                                       (a) that, in the opinion of the signers,
                        such release is in the best interests of the Company, the property to be released (if less than all or substantially all of the property of the Company which is used or useful in connection with its utility business) is not necessary for the efficient operation of its remaining property which is used or useful in connection with its utility business, and the security hereby afforded will not be impaired by such release;

                                       (b) either (i) that the Company has sold,
                        exchanged or otherwise disposed of, or has contracted to sell, exchange or otherwise dispose of, the property so to be released for a consideration representing, in the opinion of the signers, its full value to the Company, which consideration, in case the property to be released constitutes all or substantially all of the property at the time subject to the lien of this Indenture or all or substantially all of the property of the Company at the time subject to the lien of this Indenture which is used or useful in connection with the utility business of the Company, shall consist solely of cash, but in any other case hereunder may consist of any one or more of the following: (x) cash, (y) obligations secured by purchase money first mortgages upon the property so to be released, but in an amount which is not in excess of two-thirds of the full value to the Company of such property, and (z) any other property which, upon acquisition thereof by the Company, would be subject to the lien of this Indenture, free of any easements or similar encumbrances except such as do not materially impair the use of such property for the purposes for which it was acquired, and subject to no lien other than Permitted Encumbrances (with the exclusion hereinafter provided), all of such consideration to be briefly described in the certificate, or (ii) that the property so to be released has been or is to be disposed of without consideration (or for consideration less than full value to the Company), in which event such certificate shall state an amount representing, in the opinion of the signers, its full value to the Company;

                                       (c) if the consideration includes any
                        property other than cash or obligations, that such property is property which, upon acquisition thereof by the Company, would be subject to the lien of this Indenture, free of any easements or similar encumbrances except such as do not materially impair the use of such property for the purposes for which it was acquired, and subject to no lien other than Permitted Encumbrances (excluding therefrom, for purposes of this paragraph, Permitted Encumbrances of the type described in subparagraph (k) of the definition thereof in Article XVIII);

                                       (d) that, to the best of the knowledge
                        and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture; and

                                       (e) whether or not the amount at which
                        the property to be released is at the time carried on the books of the Company is in excess of One Hundred Thousand Dollars ($100,000.00).

                            3. Any money or obligations stated in such
            certificate to be or to have been received as consideration for any property so to be released or, if the property so to be released has been or is to be disposed of without consideration (or for consideration less than full value to the Company), money sufficient to meet any deficiency between the consideration delivered to the Trustee and the amount stated in such certificate as representing the full value of the property of the Company (or, if the property so to be released is subject to a lien prior to the lien of this Indenture, a certificate of the Trustee or other holder of such prior lien that it has received such money or obligations and has been irrevocably authorized by the Company to pay over to the Trustee any balance of such money or obligations remaining after the discharge of such prior lien); and, if any property other than cash or obligations is included in the consideration for any property so to be released, such instruments of conveyance, assignment and transfer, if any, as may be necessary, in the Opinion of Counsel hereinafter referred to, to subject to the lien of this Indenture all the right, title and interest of the Company in and to such property;

                            4. An Opinion of Counsel to the effect (a) that any
            obligations included in the consideration for any property so to be released are valid obligations and are effectively pledged hereunder, (b) that any purchase money mortgage securing the same is sufficient to afford a first mortgage lien upon the property to be released, (c) in case the Trustee is requested to release any franchise, license or permit, that such release will not impair the then existing right of the Company to operate any of its remaining property in its utility business, (d) either (i) that such instruments of conveyance, assignment and transfer as shall be delivered to the Trustee are sufficient to subject to the lien of this Indenture all the right, title and interest of the Company in and to any property, other than cash or obligations, which may be included in the consideration for the property so to be released, subject to no lien other than Permitted Encumbrances (excluding therefrom, for purposes of this paragraph, Permitted Encumbrances of the type described in subparagraph (k) of the definition thereof in
            Article XVIII), or (ii) that no instruments of conveyance, assignment or transfer are necessary for such purpose, (e) that the Company has corporate power to own all property included in the consideration for such release, and (f) in case any part of the money or obligations referred to in paragraph 3 of this Section 6.03 has been deposited with a trustee or other holder of a prior lien, that such trustee or other holder (specifying the trustee or other holder and the lien) is entitled to receive the same;

                            5. Either (a) a certificate constituting evidence of
            the authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises to the sale, exchange or other disposition of the property so to be released, the consideration to be received therefor (if any) and the acquisition of any property constituting any part of such consideration, together with an Opinion of Counsel that the same constitutes sufficient evidence thereof and that the authorization, approval or consent of no other governmental body is required, or (b) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required; and

                            6. If property so to be released is at the time
            carried on the books of the Company in an amount in excess of One Hundred Thousand Dollars ($100,000.00), according to the certificate furnished pursuant to paragraph 2 of this Section 6.03, a certificate of an engineer (who shall not be in the regular employ of the Company or any corporation affiliated with the Company) or firm of engineers (who may be under regular retainer from the Company or any corporation affiliated with the Company, selected by the Company and reasonably satisfactory to the Trustee, stating in substance that, in the opinion of the signer or signers thereof, either (a) the consideration to be received by the Company for the property so to be released represents its full value to the Company, and that the sale or exchange or other disposition of such property for such consideration will not be prejudicial in any material way to the owners of the bonds then outstanding under this Indenture, or
            (b) if the property so to be released has been or is to be disposed of without consideration (or for consideration less than full value to the Company), the money deposited with the Trustee in connection with such release is at least sufficient to meet any deficiency between the consideration delivered to the Trustee and the full value of the property to the Company, and that such disposition will not be prejudicial in any material way to the owners of the bonds then outstanding under this Indenture.

                SECTION 6.04. RELEASE OF PROPERTY NOT EXCEEDING $50,000 IN VALUE IN ONE YEAR. The Company may sell, exchange or otherwise dispose of any of its property (in addition to the property referred to in Sections 6.01 and 6.02) at any time subject to the lien hereof, of an aggregate value not exceeding Fifty Thousand Dollars ($50,000.00) in any one calendar year, except cash or obligations required by some other provision hereof to be deposited with the Trustee hereunder, and the Trustee shall release the same from the lien hereof upon receipt by it of:

                            1. A Certified Resolution requesting such release;

                            2. A certificate, signed by the Chairman of the
            Board, the President or a Vice President of the Company and by an engineer (who may be in the regular employ of the Company) or firm of engineers (who may be under regular retainer from the Company) or, if such property consists of securities, by an appraiser or other competent person (who may be in the regular employ of the Company) or firm (who may be under regular retainer from the Company), in each case selected by the Board of Directors and satisfactory to the Trustee, stating in substance as follows:

                                       (a) the full value to the Company of the
                        property so to be released, and that in the opinion of the signers such release is in the best interests of the Company and the property to be released is not necessary for the efficient conduct of its utility business;

                                       (b) that the value to the Company of the
                        property so to be released, together with the value to the Company of all property theretofore released by the Trustee pursuant to the provisions of this Section 6.04 during the calendar year in which such request is made, does not exceed One Hundred Thousand Dollars ($100,000.00); and

                                       (c) that, to the best of the knowledge
                        and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture; and

                            3. Either (a) a certificate constituting evidence of
            the authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises to the sale, exchange or other disposition of the property so to be released, together with an Opinion of Counsel that the same constitutes sufficient evidence thereof and that the authorization, approval or consent of no other governmental body is required, or (b) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required.

                SECTION 6.05. ACQUISITIONS IN PLACE OF PROPERTY RELEASED. Any new property acquired by the Company by exchange, purchase or otherwise to take the place of any property released hereunder shall forthwith and without further conveyance become subject to the lien of and be covered by this Indenture; but, if requested by the Trustee, the Company shall convey the same to the Trustee by proper deeds or other instruments upon the trusts and for the purposes of this Indenture.

                SECTION 6.06. (A) RELEASE UPON EMINENT DOMAIN PROCEEDING. In the event that any one or more municipal corporations or other governmental subdivisions or governmental bodies shall at any time acquire all or any part of the property of the Company which is subject to the lien of this Indenture, by the exercise of the power of eminent domain or by the exercise of a right reserved to purchase the same, the award or consideration payable therefor shall be paid to the Trustee, unless the Trustee is furnished an Opinion of Counsel that the trustee or other holder of some lien prior to the lien of this Indenture is entitled to receive the same, and the Trustee may accept such award or consideration, if approved by the Board of Directors as representing its full value to the Company (or, without such approval, if the award shall be final and not subject to appeal or revision) and, if requested by the Company, shall execute and deliver a release of the property so acquired and shall be fully protected in so doing upon receipt by the Trustee of:

                            1. A Certified Resolution requesting such release
            and, unless the Opinion of Counsel furnished pursuant to paragraph 3 of this subdivision (A) shall state that the award is final and not subject to appeal or revision, approving such award or consideration as representing the full value of such property to the Company;

                            2. The award or consideration received for such
            property (or, to the extent that such award or consideration constitutes an award or consideration for property subject to a lien prior to the lien of this Indenture, a certificate of the trustee or other holder of such prior lien that it has received such award or consideration and has been irrevocably authorized by the Company to pay over to the Trustee any balance of such award or consideration remaining after the discharge of such prior lien); and

                            3. An Opinion of Counsel to the effect (a) that such
            property has been duly and lawfully acquired by one or more municipal corporations or other governmental subdivisions or governmental bodies, by the exercise of the power of eminent domain or by the exercise of a right reserved to purchase the same, (b) if any part of the award or consideration received for such property has been deposited with a trustee or other holder of a prior lien, that such trustee or other holder (specifying the trustee or other holder and the lien) is entitled to receive the same, and (c) unless the resolution furnished pursuant to paragraph 1 of this subdivision
            (A) shall approve such award or consideration as representing the full value of such property to the Company, that the award is final and not subject to appeal or revision.

In any such proceeding, the Trustee may be represented by counsel, who may be of counsel to the Company.

             (B) REDEMPTION OF BONDS UPON CERTAIN RELEASES. In the event that either (a) all or substantially all of the property of the Company at the time subject to the lien of this Indenture or (b) all or substantially all of the property of the Company at the time subject to the lien of this Indenture which is used or useful in connection with the utility business of the Company shall be released from the lien of this Indenture under the provisions of subdivision
(A) of this Section 6.06 or the provisions of Section 6.03, then the award or consideration received by the Trustee for such property so released, together with any other moneys held by the Trustee under this Indenture, including the proceeds of any sales of obligations by the Trustee pursuant to Section 7.01 (such award or consideration and other moneys being hereinafter referred to collectively as "AVAILABLE MONEYS"), shall be applied by the Trustee to the redemption in full of all bonds then outstanding at the price and on the conditions specifically applicable to each particular series of bonds, any moneys held for the account of any particular bonds being applied to the redemption (or payment, if matured) of such bonds to the extent that such bonds are redeemable at such time by their terms, in accordance with the applicable provisions of Article IV of this Indenture. If such available moneys shall not be sufficient for such redemption in full, the Company shall deposit with the Trustee on or before the date fixed for redemption an amount of cash sufficient to enable the Trustee to pay the full redemption prices of the bonds at the rate or rates applicable, together with interest accrued to such date and all expenses in connection with such redemption.

            In case any redemption of all bonds outstanding hereunder is to be made under the provisions of this subdivision (B), the same shall be done in accordance with the applicable provisions of this Indenture and any indenture supplemental hereto, except that any notice that such bonds are to be redeemed may state that such notice and such redemption are conditional upon the actual receipt of the award or consideration in question on or prior to the redemption date. In any such case, if the award or consideration shall be received on or prior to such date the bonds shall be payable, on such date, at their respective applicable redemption prices together with interest accrued thereon to such date.

            If such notice shall not previously have been given, the Trustee, within ten (10) days after its receipt of the award or consideration, shall give notice, in the name and at the expense of the Company and on its behalf, of the call of such bonds for redemption on a date not later than thirty (30) days after such receipt, in the manner and with the effect specified in Article IV of this Indenture and in any indenture supplemental hereto.

            If the available moneys shall not be sufficient for the payment of the applicable redemption prices of all bonds then outstanding, together with accrued interest to the redemption date and all expenses in connection with such redemption, and the Company shall default in its obligation to pay the balance to the Trustee, then such moneys (together with any moneys thereafter received) shall be applied by the Trustee to the partial payment of all bonds then outstanding, pro rata in proportion to the respective amounts then due and owing thereon for principal, premium (if any) and interest, but, until the full amount then due and owing on the bonds shall have been paid, no such partial payment shall discharge the obligation of the Company on any bonds except to the extent of such partial payment. All amounts so to be paid on the bonds shall be paid over by the Trustee to the registered owners of the bonds upon presentation of the bonds at the office of the Trustee for stamping thereon of a notation as to the amount so paid thereon or for otherwise providing with respect to such payment in any manner satisfactory to the Company and the Trustee.

            In the event of any such partial pro rata payment, notice thereof shall be given once by the Trustee, in the manner provided in Article IV of this Indenture with respect to the redemption of bonds, within one week after the date for which the bonds were called for redemption, and from and after a date to be specified in such notice (to be not earlier than the date upon which such notice is given nor later than ten (10) days after such redemption date) interest shall cease to accrue on the obligation of the Company on the bonds so called for redemption, to the extent of the partial payment so provided. Subsequently, if any additional moneys applicable to an additional partial payment of the entire balance then due on the bonds shall be received by the Trustee, the Trustee shall, with reasonable promptness, give like notice of any such payment (specifying a date within ten days after the date of such notice) with like effect.

            Before making any payment on any bonds pursuant to the provisions of this subdivision (B), the Trustee may apply any moneys in its hands to the payment of taxes and assessments and of the reasonable compensation and expenses of the Trustee, its agents, attorneys and counsel, and of all other sums payable to or by the Trustee under any provision of this Indenture.

                SECTION 6.07. PURCHASER NOT BOUND TO ASCERTAIN AUTHORITY. In no event shall any purchaser in good faith of any property which the Trustee has purported to release hereunder be bound to ascertain the authority of the Trustee to execute the release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority, or to see to the application of the purchase money; nor shall any purchaser of machinery or equipment or other similar property be under obligation to ascertain or inquire into the occurrence of the event on which any such sale is hereby authorized.

                SECTION 6.08. EXERCISE OF POWERS BY RECEIVER, TRUSTEE OR COMPANY IN EVENT OF DEFAULT. Notwithstanding that any one or more of the Events of Default specified in Section 8.01 shall have happened and be continuing, in case the trust estate or any part thereof shall be in the possession of a receiver of the Company or of the mortgaged property or a trustee in bankruptcy or on reorganization proceedings (including reorganization proceedings under any Federal bankruptcy law or similar statutory provisions), lawfully appointed, or of an assignee for the benefit of creditors, the powers in and by this Article VI conferred upon the Company may, with the consent of the Trustee, be exercised by such receiver, trustee or assignee with respect to such part of the trust estate as may then be in his or its possession and, if the Trustee shall be in the possession of the trust estate or any part thereof under any provision of this Indenture, then all the powers by this Article VI conferred upon the Company may be exercised by the Trustee in its discretion with respect to such part of the trust estate as may then be in its possession. A written request signed by such receiver, trustee or assignee shall be deemed the equivalent of any resolution of the Board of Directors required by the provisions of this Article VI, and any certificate required by such provisions to be signed by any officer of the Company may be signed by such receiver, trustee or assignee instead of such officer.

            Notwithstanding that any one or more of the Events of Default specified in Section 8.01 shall have happened and be continuing, the Company, so long as it shall be in possession of the trust estate, may, with the consent of the Trustee, which consent may be given by the Trustee in its discretion and shall be given upon the written request of the registered owners of a majority in principal amount of the bonds then outstanding, exercise any of the powers in and by this Article VI conferred upon it.

            In the case of any release made pursuant to the provisions of this
Section 6.08, it shall not be necessary to include in any certificate filed with the Trustee in connection therewith a statement that, to the best of the knowledge and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture.

                SECTION 6.09. DEPOSIT WITH TRUSTEE REDUCED BY AMOUNT OF TAXES AND EXPENSES. Whenever the Company shall be required to deposit with the Trustee any money or obligations under Section 6.03 or any award or consideration under subdivision (A) of Section 6.06, the amount of such deposit may be reduced by the amount of taxes and expenses in connection with the sale, exchange or other disposition of the property to be released from the lien of the Indenture, and by the amount of taxes and expenses in connection with the sale or other disposition of obligations or other property received by the Company as part of the consideration or award for the property to be so released, upon receipt by the Trustee of a certificate, signed by the Treasurer or an Assistant Treasurer of the Company, setting forth the amount of all such taxes and expenses. In the event that such taxes and expenses shall not at the time have been fully determined, such certificate shall set forth the estimated amount thereof, which shall be labeled as "estimated taxes and expenses."

            In the event that a reduction in the amount of any deposit with the Trustee shall be made, as provided above, on the basis of estimated taxes and expenses, the Company shall, when such taxes and expenses have been fully determined, furnish the Trustee with a further certificate, signed by the Treasurer or an Assistant Treasurer of the Company, setting forth the amount of such taxes and expenses. If the amount of such taxes and expenses exceeds the estimated amount thereof (as set forth in the certificate previously furnished to the Trustee), the Trustee shall, upon the written order of the Treasurer or an Assistant Treasurer of the Company, pay to the Company an amount equal to such excess, to the extent that moneys or obligations then held as part of the trust estate are sufficient therefor. If the amount of such taxes and expenses is less than the estimated amount thereof (as set forth in the certificate previously furnished the Trustee), the Company shall thereupon deposit with the Trustee an amount equal to such deficiency.

                SECTION 6.10. ACCEPTANCE OF INSTRUMENTS BY TRUSTEE; FURTHER INVESTIGATION. The resolutions, certificates, opinions, statements and other instruments provided for in this Article VI may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for making any release pursuant to this Article VI; but before making any release the Trustee may, and upon the written request of the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding hereunder and upon being furnished with reasonable security and indemnity shall, cause to be made such independent investigation as it may see fit and, in that event, may decline to make such release unless satisfied by such investigation of the truth and accuracy of the matters so investigated. The expense of any such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand, with interest at the Base Rate.


                                   ARTICLE VII

                CONCERNING OBLIGATIONS AND APPLICATION OF MONEYS
                             RECEIVED BY THE TRUSTEE

                SECTION 7.01. OBLIGATIONS RECEIVED BY THE TRUSTEE. All obligations received by the Trustee under the provisions of Section 6.03, unless released pursuant to the provisions of Section 6.03, shall be held by the Trustee as part of the trust estate and collected by it, and the Trustee shall have the right to enforce the payment thereof and each and every provision thereof by proceedings at law or in equity, but it shall be under no liability or accountability whatever for failure to collect the same or to enforce the payment thereof. Interest as received thereon shall be paid over to the Company, PROVIDED the Company is not then in default hereunder to the knowledge of the Trustee. All such obligations held by the Trustee may be released pursuant to the provisions of Section 6.03. In the event that the bonds outstanding shall become redeemable under the provisions of subdivision (B) of Section 6.06 and the moneys available in the hands of the Trustee for such redemption shall not be sufficient to effect such redemption in full as provided in such subdivision
(B), the Trustee shall endeavor to sell, in such manner, upon such terms, at such times and at such prices as in its discretion it may determine, such amount of any obligations held by it under this Indenture as may be necessary to provide funds for or toward such redemption in full.

                SECTION 7.02. (A) CERTAIN MONEYS RECEIVED BY TRUSTEE PAYABLE TO COMPANY IN ABSENCE OF DEFAULT. Unless and until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, any moneys received by the Trustee (a) on account of the principal of any obligation received under the provisions of Section 6.03, (b) as proceeds of released property or of property taken by the power of eminent domain or otherwise acquired by any municipal corporation or other governmental subdivision or governmental body, (c) as proceeds of any insurance, or (d) upon the satisfaction, discharge or other release of any mortgage or other lien prior to the lien of this Indenture, shall be held by the Trustee as a part of the security for the bonds issued and outstanding hereunder and, subject to the provisions of subdivision (B) of

Section 6.06, shall be paid over from time to time by the Trustee to or upon the written order of the Treasurer or an Assistant Treasurer of the Company:

                           (1) To reimburse the Company for expenditures made
            for the replacement, improvement, restoration or repair of property destroyed or damaged (to the extent that insurance moneys arising from such loss or damage are in the hands of the Trustee), upon receipt by the Trustee of a certificate, signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company, describing in reasonable detail such replacement, improvement, restoration or repair and stating the amount expended therefor and that such amount is reasonable in the opinion of the signers; or

                           (2) In an amount up to the excess of sixty percent
            (60%) of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company, upon receipt by the Trustee of a written order of the Company and a Capitalization Certificate prepared and computed in accordance with paragraph 1 of Section 2.04, except that, in place of the statement there prescribed for subparagraph (i), the Capitalization Certificate delivered pursuant to this Section 7.02 shall state the amount to be paid over to the Company pursuant hereto and that such amount is not more than the excess sixty percent (60%) of the Total Capitalization of the Company over the aggregate principal amount of all outstanding Long Term Debt of the Company.

             (B) EXERCISE OF POWERS BY RECEIVER, THE TRUSTEE, OR COMPANY IN EVENT OF DEFAULT. Notwithstanding that any one or more of the Events of Default specified in Section 8.01 shall have happened and be continuing, in case the trust estate or any part thereof shall be in the possession of a receiver of the Company or of the mortgaged property or of a trustee in bankruptcy or in reorganization proceedings (including reorganization proceedings under any Federal bankruptcy law or similar statutory provisions) lawfully appointed, or of an assignee for the benefit of creditors, the powers conferred upon the Company by subdivision (A) of this Section 7.02 may, with the consent of the Trustee, be exercised by such receiver, trustee or assignee with respect to such part of the trust estate as may then be in his or its possession; and, if the Trustee shall be in possession of the trust estate or any part thereof under any provision of this Indenture, then the powers conferred upon the Company by subdivision (A) of this Section 7.02 may be exercised by the Trustee, in its discretion, with respect to such part of the trust estate as may then be in its possession. Any certificate required by the provisions of such subdivision (A) to be signed by any officer of the Company may be signed by such receiver, trustee or assignee instead of such officer.

            Notwithstanding that any one or more of the Events of Default specified in Section 8.01 shall have happened and be continuing, the Company, so long as it shall be in possession of the trust estate, may with the consent of the Trustee exercise the powers conferred upon it by subdivision (A) of this
Section 7.02.

            The consent of the Trustee to the exercise, pursuant to this subdivision (B), by any receiver, trustee or assignee or by the Company of the powers conferred upon the Company by subdivision (A) of this Section 7.02 may be given by the Trustee in its discretion and shall be given upon the written request of the registered owners of a majority in principal amount of the bonds then outstanding hereunder.

            In the case of any exercise, pursuant to this subdivision (B), of the powers conferred upon the Company by subdivision (A) of this Section 7.02, it shall not be necessary to include in any certificate filed with the Trustee in connection therewith a statement that, to the best of the knowledge and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture.

             (C) ACCEPTANCE OF INSTRUMENTS BY TRUSTEE; FURTHER INVESTIGATION. The certificates, instruments and opinions provided for in this Section 7.02 may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the payment of any moneys as requested therein; but before making any such payment the Trustee may, in its discretion, and upon the written request of the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding hereunder and upon being furnished with reasonable security and indemnity shall, cause to be made such independent investigation as it may see fit and, in that event, may decline to make such payment unless satisfied by such investigation as to the truth and accuracy of the matters so investigated. The expense of any such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand with interest at the Base Rate.

                SECTION 7.03. USE OF MONEYS FOR PURCHASE OR REDEMPTION OF BONDS. All or any part of any moneys received by the Trustee as specified in subdivision (A) of Section 7.02 and not theretofore paid over or requested to be paid over to the Company pursuant to Section 7.02 or applied or required to be applied pursuant to the provisions of subdivision (B) of Section 6.06, and all or any part of any moneys deposited with the Trustee under the provisions of
Section 2.05 and not theretofore applied as therein authorized, shall, at the election and in accordance with the request of the Company, be applied by the Trustee from time to time to the purchase or to the redemption (at the price and on the conditions specifically applicable to each particular series of bonds), if redeemable at such time by their terms, in accordance with the applicable provisions of Article IV of this Indenture, of bonds issued hereunder, of such series as may be specified in such request, upon receipt by the Trustee of (a) a Certified Resolution evidencing such request, and (b) a certificate signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company stating that, to the best of the knowledge and belief of the signers, no default exists on the part of the Company in the performance of any of the terms or covenants of this Indenture.

            Any such redemption shall be effected in accordance with the applicable provisions of Article IV of this Indenture and of any indenture supplemental hereto.

            Before making any purchase of bonds of any series pursuant to the provisions of this Section 7.03, the Trustee may, and if requested by the Company to do so shall, by notice published once in each of two successive calendar weeks, on any day of each such week, in one daily newspaper printed in the English language and of general circulation in Ansonia,

Connecticut, advertise for written proposals to sell to it the bonds which the Company has requested to be purchased; and the Trustee, to the extent of the funds then in its hands and requested by the Company to be so applied, shall purchase the bonds so offered at the lowest price or prices asked therefor, except as hereinafter provided. If requested by the Company to do so, the Trustee may also, in its discretion, make such purchases in the open market or at private sale or upon any securities exchange as it may determine. The Company may tender bonds to the Trustee, and the Trustee may purchase such bonds from the Company. Should there be two or more proposals at the same price aggregating more than the amount which the Trustee has available for the purchase of bonds after having accepted all proposals at lower prices, such proposals shall, if possible under their terms, be accepted PRO RATA, as nearly as may be; PROVIDED, HOWEVER, that no proposal shall be accepted and no purchase made by the Trustee at a price in excess of the maximum price specified by the Company in its request to the Trustee, which maximum shall not exceed the redemption price then in effect for bonds of such series or, if the Company shall not have specified any such maximum price, in excess of such redemption price or, if there be no such redemption price then in effect, in excess of the principal amount thereof, in each case with accrued interest to the date of delivery, which date shall not be more than five (5) days after the date of the agreement of the Trustee to purchase unless the written consent of the Company to a later date shall have been given; and provided further that the Trustee may, in its discretion, reject any or all proposals in whole or in part if, in its opinion, such action is justified.

            In every case of the purchase of bonds pursuant to the provisions of this Section 7.03, the Trustee shall forthwith cancel the purchased bonds and, on the written request of the Company, deliver the same to the Company.

            All interest accrued up to but not including the date of delivery or redemption, as the case may be, of all bonds to be purchased or redeemed by the Trustee under the provisions of this Section 7.03, together with (a) the amount (if any) by which the aggregate purchase price to be paid by the Trustee exceeds the aggregate principal amount of the bonds to be purchased, and (b) the premiums (if any) payable upon redemption, shall be paid by the Company as an additional payment to the Trustee prior to the date of delivery or redemption, as the case may be, and the cost of all advertising and publishing shall be paid by the Company or, if paid by the Trustee, shall forthwith be repaid to it by the Company upon demand, with interest at the Base Rate.

                SECTION 7.04. REDEMPTION OF BONDS BY APPLICATION OF MONEYS HELD THREE YEARS BY TRUSTEE. Unless and until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, all or any part of the moneys received by the Trustee as specified in subdivision (A) of Section 7.02 and not theretofore paid over or requested to be paid over to the Company pursuant to Section 7.02 or applied or required to be applied pursuant to the provisions of subdivision (B) of Section 6.06 or of Section 7.03, and all or any part of any moneys deposited with the Trustee under the provisions of Section
2.05 and not theretofore applied by the Company or requested by it to be applied as therein authorized, in each case within three years after the receipt of such moneys by the Trustee shall, to the extent practicable, be applied by the Trustee at the expiration of such three-year period, without any further action on the part of the Company, to the purchase of bonds of any series in accordance with the provisions of

Section 7.03 and, to the extent that bonds are not so purchased within six (6) months after the expiration of such three-year period, shall, but only if the moneys then available for the purpose shall be at least Ten Thousand Dollars ($10,000.00), forthwith be applied by the Trustee, to the extent practicable, PRO RATA on the basis of the respective principal amounts of bonds of all such series then outstanding, to the redemption, on a PRO RATA basis, of bonds of each series then outstanding hereunder at the price and on the conditions specifically applicable to each particular series of bonds but only to the extent that such bonds are redeemable at such time by their terms, in accordance with the applicable provisions of Article IV of this Indenture and of any indenture supplemental hereto; and the Company hereby irrevocably authorizes the Trustee, in the name of and at the expense of the Company and on its behalf, to give notice of the call of such bonds for redemption, in the manner and with the effect specified in Article IV of this Indenture and in such supplemental indentures; PROVIDED, HOWEVER, that neither the Company nor the Trustee shall be required to make any such purchase or redemption unless furnish with an Opinion of Counsel that all authorizations, approvals or consents of any governmental body or bodies at the time having jurisdiction in the premises to such purchase or redemption have been obtained or that no authorization, approval or consent of any governmental body is required; and PROVIDED FURTHER that the Trustee shall not be required to take any such action or give any such notice unless (a) the Company shall have theretofore indemnified it against any and all costs and expenses in connection therewith, and (b) there shall be paid to the Trustee an amount equal to all interest accrued up to but not including the date of delivery or redemption, as the case may be, on all bonds so to be purchased or redeemed under the provisions of this Section 7.04, together with the premiums (if any) payable upon redemption. The Company covenants and agrees that, upon receipt of notice from the Trustee of any such proposed purchase or redemption, it will make timely application for the authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises which may be required, and will do all other things necessary on its part to be done to effect any such purchase or redemption.

                SECTION 7.05. INVESTMENT OF MONEYS HELD BY TRUSTEE. All or any part of any moneys held by the Trustee hereunder (except such as may be held for account of any particular bonds) shall from time to time at the written request of the Company, signed by the Treasurer, or an Assistant Treasurer of the Company, be invested or reinvested by the Trustee (a) in any bonds or other obligations of the United States of America designated by the Company, which as to principal and interest constitute direct obligations of the United States of America and will mature or become payable at the election of the holder within one year of acquisition by the Trustee, or (b) in such commercial paper maturing in 270 days or less from the date of issuance which at the time of acquisition is accorded the highest rating by Standard & Poor's Ratings Group, Moody's Investor Service, Inc. or other nationally recognized credit rating agency of similar standing or (c) in shares of a money market fund registered under the Investment Company Act of 1940, the sole assets of which are such direct obligations of the United States of America. Until one or more of the Events of Default specified in Section 8.01 shall happen and be continuing, any interest or increment on such investments (in excess of any accrued interest paid at the time of purchase) which may be received by the Trustee shall be forthwith paid to the Company. Such investments shall be held by the Trustee as a part of the trust estate, subject to the same provisions hereof as the cash used by it to purchase such investments; but upon a like request of the Company, the Trustee shall sell all or any designated part of the same and the proceeds of such sale shall be held by the Trustee subject to the same provisions hereof as the cash used by it to purchase the investments so sold. If under the provisions of Section 7.04 any moneys held by the Trustee and so invested or reinvested shall be required to be applied to the redemption of bonds, the Trustee shall forthwith sell such investments in an amount equivalent to such moneys. In case the net proceeds (exclusive of interest) realized upon any such sale shall amount to less than the amount invested by the Trustee in the purchase of the investments so sold (after appropriate adjustment on account of any accrued interest paid at the time of purchase), the Trustee shall within five (5) days after such sale notify the Company in writing thereof and within five (5) days thereafter the Company shall pay to the Trustee the amount of the difference between such purchase price and the amount so realized, and the amount so paid shall be held by the Trustee in like manner and subject to the same conditions as the proceeds realized upon such sale.

            Whenever application is made by the Company under any provision of this Indenture to withdraw all or any part of moneys deposited or held by the Trustee, the Company shall accept investments held by the Trustee as a part of the trust estate pursuant to this Section 7.05 to the extent that such investments shall be tendered to it by the Trustee in lieu of cash; and such investments shall be accepted in lieu of such cash at the net cost thereof (exclusive of accrued in interest) to the trust estate.

            In the event that the bonds outstanding hereunder shall become redeemable under the provisions of subdivision (B) of Section 6.06 and the moneys available in the hands of the Trustee for such redemption shall not be sufficient to effect such redemption in full as provided in such subdivision
(B), the Trustee shall endeavor to sell, in such manner, upon such terms, at such times and at such prices as in its discretion it may determine, such amount of any investments held by it under this Section 7.05 as may be necessary to provide funds for or toward such redemption in full.

            The Trustee shall not be liable or responsible for any loss resulting from any investment or reinvestment pursuant to this Section 7.05, other than a loss resulting from its gross negligence or willful misconduct.


                                  ARTICLE VIII

                              REMEDIES UPON DEFAULT

                SECTION 8.01. EVENTS OF DEFAULT DEFINED; ACCELERATION PROVISIONS. In case one or more of the following events, herein called "Events of Default," shall occur, that is to say:

                           (a) default shall be made in the payment of any
            principal of or Make-Whole Amount or premium, if any, which may be due and payable on any bond hereby secured when the same shall become due and payable, whether at maturity, upon redemption, by declaration, acceleration or otherwise; or

                           (b) default shall be made in the payment of any
            interest on any bond hereby secured and such default shall continue for more than five (5) Business Days after the same becomes due and payable; or

                           (c) default shall be made by the Company in the
            observance or performance of any of the other covenants, agreements or conditions on its part in this Indenture or in any supplemental indenture contained for the benefit of all of the registered owners of bonds outstanding and such default shall continue for thirty (30) days after written notice to the Company by the Trustee electing to treat such event as an Event of Default, which notice may be given by the Trustee in its discretion, and shall be given at the written request of the registered owners of not less than ten percent (10%) in principal amount of the bonds then outstanding; or

                           (d) the Company shall be adjudicated a bankrupt or
            insolvent, or shall institute proceedings for voluntary bankruptcy, or shall make an assignment for the benefit of its creditors; or

                           (e) the Company is not paying, or admits in writing
            its inability to pay, its debts generally as they mature, or files, or consents to the filing against it of a petition for reorganization under any Federal bankruptcy law or similar law, or consents to the appointment of a custodian, trustee, receiver or other officer with similar powers with respect to it or with respect to any substantial part of the mortgaged property; or

                           (f) a custodian, trustee, receiver or other officer
            with similar powers with respect to the Company or with respect to any mortgaged property as, or substantially as, an entirety, shall be appointed, or a decree or order shall be entered equivalent to a determination that proceedings for the reorganization of the Company have been properly instituted, otherwise than by, and without the consent of, the Company, under any Federal bankruptcy law or other similar law, and such appointment, decree or order shall not be vacated within sixty (60) days; or

                           (g) default shall be made by the Company in the
            observance or performance of any Exclusive Benefit Covenant and such default shall continue for a designated number of days (which, unless otherwise provided in Article V of this Indenture or in the supplemental indenture establishing an Exclusive Benefit Covenant, shall be thirty (30) days) after written notice to the Company by the Trustee electing to treat such event as an Event of Default, which notice shall only be given by the Trustee at the written request of the registered owners of not less than a designated percentage (which, unless otherwise provided in Article V of this Indenture or in the supplemental indenture establishing the Exclusive Benefit Covenant, shall be ten percent (10%) in principal amount of the bonds then outstanding) of the series of bonds for the protection or benefit of which such Exclusive Benefit Covenant is made; or

                           (h) any representation or warranty made by or on
            behalf of the Company by an officer of the Company in the agreement to purchase bonds of a particular series between the Company and the purchasers of such bonds or in any writing furnished in connection with such purchase, proves to have been false or incorrect in any material respect on the date as of which made;

then and in every such case the Trustee, by notice in writing given to the Company, may, and upon the written request of the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding shall, declare the principal amount of all bonds then outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable and the Company will forthwith pay to the registered owners of the bonds the principal of, the Make-Whole Amount, if any, with respect to and interest accrued on, the bonds; subject, however, to the right of the registered owners of a majority in principal amount of the bonds then outstanding (or, if such Event of Default is a default in the payment of any principal of or premium or interest on the bonds of any particular series, then of the registered owners of a majority in principal amount of the bonds of such series then outstanding), by written notice to the Company and the Trustee, to annul such declaration and destroy its effects and to waive any such default hereunder at any time before any sale under the power of sale hereby given or, if proceedings to foreclose this Indenture are instituted, before any final decree is entered in such proceedings, if, before any such sale, or before the entry of any such final decree, as the case may be, all agreements with respect to which default shall have been made shall be fully performed and the principal of and any premium which at the time may be payable on any bonds which have theretofore been called for redemption or which have matured in due course by their terms, all arrears of interest upon all bonds then outstanding (including interest on overdue Make-Whole Amount or premiums that may be payable upon any bonds and, if and to the extent permitted by law, on all overdue installments of interest--in each case at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest payable upon the principal of the bonds outstanding), the reasonable charges and expenses of the Trustee, its agents, attorneys and counsel, and all other indebtedness secured hereby, except the principal of bonds the date of maturity of which has not yet arrived and interest accrued since the last interest payment date, shall be paid, or the amount thereof shall be paid to the Trustee for the benefit of the persons entitled thereto.

            Upon any bonds becoming due and payable under this Section 8.01, whether automatically or by declaration, such bonds will forthwith mature and the entire unpaid principal amount of such bonds, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges that each holder of a bond has the right to maintain its investment in the bonds free from repayment by the Company (except as in the Indenture specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the bonds are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

            As used in this Article VIII, the term "Make-Whole Amount" means, with respect to any bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                        "CALLED PRINCIPAL" means, with respect to any bond, the
            principal of such bond that has become or is declared to be immediately due and payable pursuant to this Section 8.01.

                        "DISCOUNTED VALUE" means, with respect to the Called
            Principal of any bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                        "REINVESTMENT YIELD" means, with respect to the Called
            Principal of any bond, .50% PLUS the yield to maturity implied by
            (i) the yields reported, as of 10:00 A.M. (New York City time) on the Second Business Day preceding the Settlement Date with respect to such Called Principal, on the display page of the Bloomberg Financial Markets Services Screen PX1 or the equivalent screen provided by Bloomberg Financial Markets Commodities News for actively traded U.S. Treasury Securities having a maturity equal to the Weighted Average Life to Maturity of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Weighted Average Life to Maturity of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between
            (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Weighted Average Life to Maturity and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Weighted Average Life to Maturity.

                        "REMAINING SCHEDULED PAYMENTS" means, with respect to
            the Called Principal of any bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to
            Section 8.01.

                        "SETTLEMENT DATE" means, with respect to the Called
            Principal of any bond, the date on which such Called Principal has become or is declared to be immediately due and payable pursuant to
            Section 8.01. Within two (2) Business Days of the Settlement Date, the Company shall deliver to each holder of bonds a certificate of a treasurer or assistant treasurer of the Company specifying the calculation of the Make-Whole Amount as of the Settlement Date.

                        "WEIGHTED AVERAGE LIFE TO MATURITY" means with respect
            to the Called Principal of any bond, as of the time of any determination thereof, the number of years obtained by dividing the then Remaining Dollar-Years of such principal by the aggregate amount of such principal. The term "REMAINING DOLLAR-YEARS" of such principal shall mean the amount obtained by (i) multiplying (x) the amount of principal that would have become due on each scheduled payment date if the accelerated payment of such bond had not been made, by (y) the number of years (calculated to the nearest one-twelfth) which will elapse between the date of determination and such scheduled payment date, and (ii) totaling the products obtained in (i).

                SECTION 8.02. ENTRY AND POSSESSION BY TRUSTEE. The Company agrees, to the extent that it may lawfully so agree, that if one or more of the Events of Default specified in Section 8.01 shall occur and be continuing, the Company, upon demand of the Trustee, shall forthwith surrender to the Trustee the actual possession and, to the extent permitted by law, the Trustee, by such officers or agents as it may appoint, may enter and take possession, of all the mortgaged property, together with all property which by the terms of this Indenture (or of any indenture supplemental hereto) the Trustee is permitted to take possession of, use and administer upon entering upon and taking possession of the mortgaged property (with the books, papers and accounts of the Company), and may exclude the Company, its agents and servants wholly therefrom and may hold, operate and manage the same and from time to time make all needful repairs and such alterations, additions, advances and improvements as to it shall seem wise, and may receive the rents, income, issues and profits thereof, and out of same may pay all proper costs and expenses of so taking, holding and managing the same, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any charges of the Trustee hereunder, and any taxes and assessments and other charges prior to the lien of this Indenture which the Trustee may deem it wise to pay, and all expenses of such repairs, alterations, additions and improvements, and may apply the remainder of the moneys so received by it as follows:

                           (a) In case the principal of none of the bonds then
            outstanding shall have become due, to the payment of the interest in default, in the order of the maturity of the installments of such interest, with interest, if and to the extent permitted by law, on all overdue installments of interest at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest payable upon the principal of the bonds outstanding; such payments to be made ratably to the persons entitled thereto, without discrimination or preference; or

                           (b) In case the principal of any of the bonds then
            outstanding shall have become due, by declaration or otherwise, first to the payment of the interest in default, in the order of the maturity of the installments of such interest, with interest on all overdue principal and, if and to the extent permitted by law, on all overdue installments of interest at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest payable upon the principal of the bonds outstanding; and thereafter to the payment of the principal of all bonds then due; and thereafter to the payment of any Make-Whole Amount or premiums that may be due and payable upon the bonds; and thereafter to the payment of interest on any overdue Make-Whole Amount or premium at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest payable upon the principal of the bonds as to which such Make-Whole Amount or premium is due; such payments, respectively, to be made ratably to the persons entitled thereto, without discrimination or preference.

            Whenever the full amount that is due upon such interest installments and upon the principal of, Make-Whole Amount, applicable to or premium on, and interest on any Make-Whole Amount applicable to or premium on such bonds, and under any of the terms of this Indenture, shall have been paid and all defaults made good, the Trustee shall surrender possession to the Company, its successors or assigns. The same right of entry, however, shall exist in the event any subsequent default shall occur and be continuing.

                SECTION 8.03. TRUSTEE'S POWER OF SALE. If one or more of the Events of Default specified in Section 8.01 hereof shall occur and be continuing, the Trustee may, if and to the extent and in the manner permitted by law, and upon obtaining such authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises as may at the time be required, by such officers or agents as it may appoint, with or without entry, sell the mortgaged property, together with all property which by the terms of this Indenture (or any indenture supplemental hereto) the Trustee is permitted to take possession of, use and administer upon entering upon and taking possession of the mortgaged property, as an entirety or, if permitted by law, in such parcels as registered owners of a majority in principal amount of the bonds then outstanding shall in writing request or, in the absence of such request, as the Trustee may determine, at public auction at some convenient place in the county or counties where the mortgaged property is located, or in Ansonia, Connecticut, as the Trustee shall elect, or in such other place or places as may be required by law, having first given notice of such sale by publication in at least one newspaper printed in the English language and of general circulation in the place or places where such sale is to take place, at least once a week for four successive calendar weeks, on any day of each such week, next preceding such sale, and any other or further or additional notice which may be required by law, and from time to time may adjourn such sale in its discretion by announcement at the time and place appointed for such sale or for such adjourned sale or sales without further notice except such as may be required by law, and upon such sale may make and deliver to the purchaser or purchasers a good and sufficient deed or deeds for the same, which sale, as likewise any sale made under this Indenture by virtue of any judicial proceedings shall, to the extent permitted by law, be a perpetual bar both in law and in equity against the Company and all persons and corporations lawfully claiming or to claim by, or through or under it. The Trustee and its successors are further hereby irrevocably appointed the true and lawful attorneys of the Company, in its name and stead, for the purpose of effectuating any such sale to execute and deliver all necessary deeds, bills of sale, assignments and transfers, and to substitute one or more persons or corporations with like power, the Company hereby ratifying and confirming all that its attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, if so requested by the Trustee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Trustee or to such purchaser or purchasers all proper conveyances, assignments, instruments of transfer and releases as may be designated in any such request.

                SECTION 8.04. FORECLOSURE AND JUDICIAL PROCEEDINGS. If one or more of the Events of Default specified in Section 8.01 shall occur and be continuing, the Trustee may, either after entry as provided above or other entry or without entry, proceed by suit or suits at law or in equity or by any other appropriate remedy to enforce payment of the bonds hereby secured and to foreclose this Indenture and to sell, as an entirety or, if permitted by law, in separate parcels, the mortgaged property, together with all property which by the terms of this Indenture (or any indenture supplemental hereto) the Trustee is permitted to take possession of, use and administer upon entering upon and taking possession of the mortgaged property, under the judgment or decree of a court or courts of competent jurisdiction, and it shall be obligatory upon the Trustee to take action either by such proceedings or by the exercise of its powers with respect to entry or sale as the Trustee may determine, upon being requested in writing so to do by the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding, and upon being indemnified as hereinafter provided in Section 12.01.

            No owner or owners of bonds shall be entitled to take any proceedings under this Indenture or upon or in respect of any of the bonds hereby secured, except in case of refusal or neglect of the Trustee to act after such continued default and such request and tender of indemnity as provided above; PROVIDED, HOWEVER, that nothing in this Indenture or in any of the bonds contained shall affect or impair the right, which is unconditional and absolute, of the registered owner of any bond to enforce payment of the principal of and any Make-Whole Amount or premium which may be due and payable on and the interest on the bond at or after the date when the same shall respectively become due, or the obligation of the Company, which is also unconditional and absolute, to pay the principal of and any Make-Whole Amount or premium which may be due and payable on and the interest on the bonds to the respective registered owners thereof at the respective times and places therein expressed.

                SECTION 8.05. REMEDIES CUMULATIVE. No remedy which by the terms of this Indenture is conferred upon or reserved to the Trustee or to the owners of bonds is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                SECTION 8.06. DIRECTION OF METHOD OF PROCEEDINGS FOR SALE BY HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF BONDS. Anything in this Indenture to the contrary notwithstanding, the registered owners of a majority in principal amount of the bonds then outstanding, from time to time, shall have the right, to the extent permitted by law, by an instrument in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken for any sale of the mortgaged property or for the foreclosure of this Indenture or for the appointment of a receiver, and any other proceedings under this Article VIII; PROVIDED that such direction shall not be otherwise than in accordance with the provisions hereof.

                SECTION 8.07. TRUSTEE'S RIGHT TO RECEIVER IN JUDICIAL PROCEEDINGS. If one or more of the Events of Default specified in Section 8.01 shall occur and be continuing, then upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the

Trustee and of the owners of the bonds, the Trustee, if permitted by law, shall be entitled as a matter of right to the appointment of a receiver or receivers of the trust estate, and of the income, rents, issues and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer, but, notwithstanding the appointment of any receiver, the Trustee shall be entitled as pledgee to the possession and control of any cash, securities or other instruments at the time held by, or payable or deliverable under the provisions of this Indenture to, the Trustee.

                SECTION 8.08. ACCELERATION OF PRINCIPAL ON SALE OR FORECLOSURE. Upon any sale being made either under the power of sale hereby given or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, the principal of all bonds then outstanding, if not previously due, and the interest accrued thereon and Make-Whole Amount, if any, shall at once become and be immediately due and payable.

                SECTION 8.09. PURCHASE AT SALE BY BOND OWNER OR TRUSTEE. Upon any such sale, whether made under the power of sale hereby given or under judgment or decree of court or otherwise, any owner or owners of bonds, or the Trustee, may bid for and purchase the mortgaged property and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in his, their or its own absolute right without further accountability; and any purchaser at any such sale may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, compensation and other charges, in paying purchase money, turn in bonds then outstanding in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. Such bonds, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the registered owners thereof after being properly stamped to show partial payment.

                SECTION 8.10. RECEIPT AS DISCHARGE TO PURCHASER. Upon any such sale, whether made under the power of sale hereby given or under judgment or decree of court or otherwise, the receipt of the Trustee or of the officer making a sale under judicial proceedings shall be sufficient discharge to the purchaser or purchasers for the purchase money, and such purchasers and their assigns or personal representatives shall not, after paying such purchase money and receiving such receipt therefor, be obliged to see to the application of such purchase money or be in any wise answerable for any loss, misapplication or non-application thereof.

                SECTION 8.11. APPLICATION OF PROCEEDS OF SALE. The proceeds of any such sale, whether made under the power of sale hereby conferred upon the Trustee or under judgment or decree of court or otherwise, together with any other moneys then held by the Trustee under this Indenture as part of the mortgaged property or the proceeds thereof, except any moneys held for the benefit and security or payment of any particular bonds, shall be applied as follows:

                        FIRST: To the payment of all lawful taxes, assessments
            or liens prior to the lien of this Indenture, except those subject to which such sale shall have been made, and of all costs and expenses of such sale, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other sums payable to the Trustee hereunder by reason of any expenses or liabilities incurred or advances made by it in connection with the management or administration of the trusts hereby created;

                        SECOND: To the payment of the whole amount then owing
            and unpaid upon the bonds then outstanding for principal, Make-Whole Amount or premium (if any) and interest, with interest on overdue principal, Make-Whole Amount or premium (if any) and, if and to the extent permitted by law, installments of interest, at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest payable upon the principal of the bonds outstanding; and, in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid, then to the payment ratably of such principal, interest thereon, and interest on overdue interest as aforesaid, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest; and thereafter to the payment ratably of any Make-Whole Amount or premiums that may be due and payable upon bonds; and thereafter to the payment ratably of interest on any overdue Make-Whole Amount or premiums as aforesaid; but only upon presentation of the bonds and upon stamping payment thereon if partly paid and upon surrender thereof if fully paid; and

                        THIRD: Any surplus then remaining, to the Company, its
            successors or assigns, or to whoever may be lawfully entitled to receive the same.

                SECTION 8.12. WAIVER OF BENEFIT OF LAWS. The Company agrees, to the full extent that it may lawfully so agree, that in case of default on its part, as provided above, neither the Company nor any one claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in any locality where any property subject to the lien hereof may be situated, in order to prevent or hinder the enforcement or foreclosure of this Indenture, or the absolute sale of the property hereby conveyed, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers at such sale; and the Company, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any and all right to have the estates comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof, and agrees that the Trustee or any court having jurisdiction to foreclose such lien may sell the mortgaged property as an entirety.

                SECTION 8.13. NO WAIVER OF DEFAULT AFFECTS OTHER DEFAULT. No waiver of any default hereunder, whether by the Trustee or the owners of bonds, shall extend to or shall affect any subsequent or any other then-existing default or shall impair any rights or remedies consequent thereon.

                SECTION 8.14. DISCONTINUANCE OR ABANDONMENT OF PROCEEDINGS, OR DECISION ADVERSE TO TRUSTEE. In case the Trustee shall have proceeded to enforce any right under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored to their former positions and rights hereunder with respect to the mortgaged property, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

                SECTION 8.15. TRUSTEE APPOINTED ATTORNEY-IN-FACT. The Trustee shall, to the extent permitted by law, be entitled and empowered either in its own name or as trustee of an express trust, or as attorney-in-fact for the owners of the bonds, or in any one or more of such capacities, to file such proofs of debt, amendment of proof of debt, claims, petitions or other documents as may be necessary or advisable in order to have the claims of the Trustee and of the owners of the bonds allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings relative to the Company or its creditors or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective owners of the bonds by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective owners of the bonds, with authority to make and file in the respective names of the owners of the bonds, or on behalf of the owners of the bonds as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the owners of the bonds themselves, any proofs of debt, amendments of proof of debt, claims, petitions or other documents in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and to do and perform any and all acts and things for and on behalf of such owners of the bonds, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the owners of the bonds against the Company or its property allowed in any such proceeding, and to receive payment of or on account of such claims; PROVIDED, HOWEVER, that nothing contained in this Indenture shall be deemed to give the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any of the owners of the bonds; AND PROVIDED FURTHER that nothing contained in this
Section 8.15 shall be deemed to constitute a waiver by the Company of its right to contest the validity of any claim made against it.

                SECTION 8.16. TRUSTEE MAY RECOVER JUDGMENT FOR AMOUNTS IN DEFAULT. The Company covenants that if default shall be made in the payment of any principal, Make-Whole Amount or premium hereby secured when the same shall become due and payable, whether by the maturity of such bonds (as originally fixed or as accelerated as provided in this Indenture) or upon redemption or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the owners of the bonds then outstanding hereunder, the whole amount due and payable on all such bonds for principal, Make-Whole Amount, premium and interest, with interest on the overdue principal, premium, Make-Whole Amount, and if and to the extent permitted by law, installments of interest, at the respective rates of interest specified in the Indenture or, if not so specified, at the respective rates of interest, payable upon the principal of the bonds outstanding; and, in case the Company shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to sue for and recover judgment for the whole amount so due and unpaid.

            The Trustee shall be entitled to sue and recover judgment as provided above either before, after or during the pendency of any proceedings for the enforcement of the lien of this Indenture, and the right of the Trustee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or the foreclosure of the lien hereof. In case of a sale of any of the mortgaged property and of the application of the proceeds of sale to the payment of the debt hereby secured, the Trustee, in its own name and as trustee of an express trust, shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon any and all of the bonds then outstanding hereunder, for the benefit of the holders thereof, and the Trustee shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. No recovery of any such judgment by the Trustee and no attachment or levy of any execution upon any such judgment upon any of the mortgaged property or upon any other property shall in any manner or to any extent affect the lien of this Indenture upon the mortgaged property or any part thereof or any lien, rights, powers or remedies of the Trustee hereunder, or any lien, rights, powers or remedies of the holders of the bonds, but such lien, rights, powers and remedies of the Trustee and of the bondholders shall continue unimpaired as before.

            Any monies thus collected by the Trustee or received by the Trustee under this Section 8.16 shall be applied by the Trustee, first, to the payment of the expenses, disbursements and compensation of the Trustee, its agents, attorneys and counsel, and, second, toward payment of the amounts then due and unpaid upon such bonds in respect of which such money shall have been collected, ratably and without any preference or priority of any kind, according to the amount due and payable upon such bonds respectively at the date fixed by the Trustee for the distribution of such moneys, but only upon presentation of the several bonds and upon stamping such payment thereon if partly paid and upon surrender thereof if fully paid.

                SECTION 8.17. ENFORCEMENT OF RIGHTS WITHOUT POSSESSION OF BONDS; PROCEEDINGS IN NAME OF TRUSTEE. All rights of action and claims under this Indenture or any of the bonds outstanding hereunder, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of such bonds or the production thereof on the trial or other proceedings relative thereto; and any such suit or proceedings instituted by the Trustee shall be brought in its own name for the ratable benefit of the registered owners of such bonds, subject to the provisions of this Indenture.

                SECTION 8.18. DELAY OR OMISSION NOT TO IMPAIR OR WAIVE RIGHTS. No delay or omission of the Trustee or of any owner of bonds outstanding hereunder to exercise any right or power accruing upon any default shall exhaust or impair any such right or power or shall be construed to be a waiver of any such default, or acquiescence therein; and every power and remedy given by this Indenture to the Trustee or to the owners of bonds may be exercised from time to time and as often as may be deemed expedient by the Trustee or by such owners.

                SECTION 8.19. REMEDIES SUBJECT TO APPLICABLE LAW. All rights, remedies and powers provided by this Article VIII may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article VIII are intended to be subject to all applicable mandatory provisions of law that may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded or filed under the provisions of any applicable law.

                                   ARTICLE IX

                        EVIDENCE OF RIGHTS OF BONDHOLDERS

            Any request or other instrument which this Indenture may require or permit to be signed and executed by the owners of bonds may be in any number of concurrent instruments of similar tenor and may be signed and executed by such owners in person or by attorney appointed in writing. The fact and date of the execution by any person of any such request or other instrument, or of a writing appointing any such attorney, shall be sufficiently proved for any purpose of this Indenture by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded in the State of Connecticut that the person signing such request or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution.

            The ownership of bonds shall be proved by the registry books of the Company herein provided for or by a certificate of the custodian thereof.

            The Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable, and may require the production of any bond or bonds, and shall not be bound to recognize any person as the owner thereof unless and until his title to the bonds held by him is proved in a manner satisfactory to the Trustee.

            Any request, consent or assent of the registered owner of any bond shall bind all future owners of the same bond, or any bond or bonds issued in lieu thereof or in exchange therefor, in respect of anything done, omitted or suffered by the Trustee in pursuance thereof.


                                    ARTICLE X

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

            No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any indenture supplemental hereto, or in any bond hereby secured, or because of any indebtedness hereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation under any constitution, statute, or rule of law or equity, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that this Indenture, any indenture supplemental hereto and the obligations hereby and thereby secured are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company, or of any successor corporation, or any of them, because of the incurring of the indebtedness hereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any indenture supplemental hereto or in any of the bonds hereby secured, or implied therefrom.

                                   ARTICLE XI

           EFFECT OF MERGER, CONSOLIDATION OR SALE; RIGHT OF SUCCESSOR
                          CORPORATION TO EXCHANGE BONDS

                SECTION 11.01. COVENANTS OF THE COMPANY IN CONNECTION WITH PERMITTED CONSOLIDATION, MERGER, TRANSFER OR LEASE. Nothing contained in this Indenture shall prevent any consolidation or merger of the Company with or into, or any conveyance or transfer, subject to the lien of this Indenture, of all or substantially all of the mortgaged property as an entirety or substantially as an entirety, or any lease of all or substantially all of the mortgaged property as an entirety or substantially as an entirety, to any corporation lawfully entitled to acquire or lease and operate the same; PROVIDED, HOWEVER, and the Company covenants and agrees, that (a) any such consolidation, merger, conveyance, transfer or lease shall be upon such terms as shall in no respect impair the lien of this Indenture or any of the rights or powers of the Trustee or the owners of bonds issued hereunder, (b) any such lease shall be made expressly subject to immediate termination by the Company and also by the Trustee or by any receiver appointed hereunder at any time during the continuance of a default hereunder and also by the purchaser of the property so leased at any sale thereof hereunder, whether such sale be made under the power of sale hereby conferred or under judicial proceedings, and (c) upon any such consolidation, merger, conveyance or transfer, the corporation formed by such consolidation or into which such merger shall have been made or acquiring such property shall assume and agree to pay, duly and punctually, the principal of, any Make-Whole Amount or premium which may be due and payable on, and the interest on, the bonds then outstanding hereunder, in accordance with the provisions of such bonds and of this Indenture and all indentures supplemental hereto, and shall agree to perform, observe and fulfill, duly and punctually, all the terms, covenants and conditions of this Indenture and of all indentures supplemental hereto to be performed, observed or fulfilled by the Company, subject to the provisions of Section 11.03; PROVIDED, HOWEVER, that no consolidation, merger, sale, transfer, conveyance or lease otherwise permitted pursuant to this Article XI shall occur while one or more Events of Default specified in Section 8.01 hereof shall have occurred and be continuing or if such consolidation, merger, sale, transfer, conveyance or lease would cause, or after giving effect thereto would result in, the occurrence of an Event of Default specified in Section 8.01.

                SECTION 11.02. RIGHTS AND OBLIGATIONS OF SUCCESSOR CORPORATION. In case the Company, pursuant to Section 11.01, shall be consolidated with or merged into any other corporation, or all or substantially all of the mortgaged property as an entirety or substantially as an entirety shall be conveyed or transferred, subject to the lien of this Indenture, the corporation resulting from such consolidation, or into which the Company shall have been merged or which shall have received a conveyance or transfer (such corporation being hereinafter called the "SUCCESSOR CORPORATION")--upon executing, and causing to be recorded, an indenture with the Trustee, satisfactory to the Trustee, whereby the successor corporation shall assume and agree to pay, duly and punctually, the principal of, any Make-Whole Amount or premium which may be due and payable on, and the interest on, the bonds issued hereunder and secured hereby in accordance with the provisions of such bonds and of this Indenture and all indentures supplemental hereto, and shall agree to perform, observe and fulfill, duly and punctually, all the terms, covenants and conditions of this Indenture and any indentures supplemental hereto to be performed, observed or fulfilled by the Company, subject to the provisions of
Section 11.03--shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the mortgagor company, and the successor corporation thereupon may cause to be signed, issued and delivered either in its own name, or in the name of the Company unless the Company shall have received a release pursuant to Section 11.07, any or all of such bonds which shall not theretofore have been signed by the Company and authenticated by the Trustee; and, upon the order of the successor corporation in lieu of the Company, and subject to all the terms, conditions and restrictions contained in this Indenture with respect to the authentication and issue of bonds, the Trustee shall authenticate and deliver any of such bonds which shall have been previously signed and delivered by the officers of the Company to the Trustee for authentication, unless the Company shall have received a release pursuant to
Section 11.07, and any of such bonds which the successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be signed and delivered to the Trustee for such purpose. All the bonds so issued shall in all respects have the same legal rank and security as the bonds theretofore or thereafter issued in accordance with the terms of this Indenture, as though all of such bonds had been issued at the date of the execution hereof; PROVIDED, HOWEVER, that as a condition precedent to the execution by the successor corporation and the authentication and delivery by the Trustee of any such additional bonds, or the exercise by the successor corporation of any other privilege conferred upon the Company by this Indenture or any indenture supplemental hereto which requires the delivery of a Capitalization Certificate, the indenture with the Trustee to be executed by the successor corporation as provided in this Section 11.02, or one or more subsequently executed supplemental indentures, shall contain a conveyance, assignment or transfer in terms sufficient to subject to the lien of this Indenture all properties of the character described in the Granting Clauses of this Indenture as subject to the lien hereof which have not previously been conveyed, assigned or transferred to the Trustee and which are within one of the categories described in clauses (a),
(b), (c) and (d) of Section 11.03; and PROVIDED FURTHER that the lien created thereby shall have similar force, effect and standing, subject to the provisions of Section 11.03, as the lien of this Indenture would have if the Company had not been consolidated with or merged into such other corporation or had not conveyed or transferred, subject to the lien of this Indenture, all or substantially all of the mortgaged property as an entirety or substantially as an entirety, as provided above, to the successor corporation, and had itself purchased, constructed, erected or otherwise acquired such properties and requested the authentication and delivery of bonds, or the exercise of such other privilege, under the provisions of this Indenture.

            The Trustee may receive an Opinion of Counsel as conclusive evidence that any such indenture executed by the successor corporation complies with the foregoing conditions and provisions of this Section 11.02, and that any such corporation is lawfully entitled to acquire the mortgaged property as an entirety or substantially as an entirety and to operate the same, and that all other pertinent provisions of this Article XI have been complied with.

                SECTION 11.03. LIMITATION OF LIEN ON PROPERTIES OF SUCCESSOR CORPORATION. In case the Company, pursuant to Section 11.01, shall be consolidated with or merged into any other corporation, or shall convey or transfer, subject to the lien of this Indenture, all or substantially all of the mortgaged property as an entirety or substantially as an entirety, as provided above, neither this Indenture nor the indenture with the Trustee to be executed and caused to be recorded by the successor corporation as provided in Section
11.02 shall, unless such indenture
shall otherwise expressly provide, become or be a lien upon any of the properties or franchises of the successor corporation except (a) those acquired by it from the Company, (b) property received in exchange for property released from the lien hereof, (c) such franchises, replacements and additional property as may be acquired by the successor corporation in pursuance of the covenants herein contained to maintain, preserve and renew the franchises covered by this Indenture and to keep and maintain the property covered by this Indenture in good repair, working order and condition or in pursuance of some other covenant or agreement hereof to be kept or performed by the Company, and (d) permanent improvements, extensions and additions appurtenant to any property described in clauses (a), (b) and (c) of this Section 11.03.

                SECTION 11.04. EXCHANGE OF SUCCESSOR CORPORATION BONDS FOR COMPANY'S BONDS. In case the Company, pursuant to Section 11.01, shall be consolidated with or merged into any other corporation, or shall convey or transfer, subject to the lien of this Indenture, all or substantially all of the mortgaged property as an entirety or substantially as an entirety, as provided above, and the successor corporation shall be a corporation which conducts substantially all of its business in the State of Connecticut and which is authorized to conduct the utility business of the Company in the State of Connecticut, such successor corporation may elect to exchange its bonds for the bonds outstanding under this Indenture (hereinafter in this Article XI called the "COMPANY BONDS") in the manner hereinafter described.

            The successor corporation shall, at least ten (10) days prior to the date fixed for such exchange (hereinafter called the "EXCHANGE DATE"), mail by registered mail, postage prepaid, to the registered owners of the Company bonds, at their addresses as the same shall appear, if at all, upon the registry books of the Company, a notice to the effect that the successor corporation has elected to exchange the Company bonds pursuant to the provisions of this Section 11.04, specifying the exchange date, and stating that upon the surrender of the Company bonds at the office of the Trustee such bonds will be exchanged for bonds of the successor corporation in accordance with the provisions of this
Section 11.04.

            When such notice shall have been given and when the Trustee shall have received all of the items described below in paragraphs 1, 2, 3 and 4 of this Section 11.04, then, notwithstanding that any Company bond shall not have been surrendered for exchange, upon the exchange date (a) no further interest shall accrue on any of such bonds and all such bonds shall be deemed to have been paid in full as between the successor corporation and the respective owners thereof and shall no longer be deemed to be outstanding hereunder, and the successor corporation shall be under no further liability in respect thereof, and (b) this Indenture and the estate and rights hereby granted shall cease, determine and be void and the Trustee shall, upon the request of the successor corporation and at its expense, cancel and discharge the lien of this Indenture and execute and deliver to the successor corporation such deeds or other instruments as shall be requisite to satisfy the lien hereof, and shall convey to the successor corporation the estate and title hereby conveyed, and shall assign and deliver to the successor corporation any property hereby conveyed and subject to the lien of this Indenture which may then be in its possession.

            The items to be received by the Trustee as provided above are the following:

                            1. Bonds of the successor corporation (hereinafter
            called the "SUCCESSOR CORPORATION BONDS") issued under a mortgage (hereinafter called the "SUCCESSOR CORPORATION MORTGAGE"), constituting a lien on the mortgaged property and all other property of the successor corporation of the same character as the mortgaged property, subject to no lien except Permitted Encumbrances, which successor corporation mortgage shall be executed and delivered to a bank or trust company (hereinafter called the "SUCCESSOR CORPORATE TRUSTEE") of recognized standing in the corporate trust business, as trustee, and which bonds shall be equal in principal amount to the Company bonds and shall be authenticated on, and bear interest from, the exchange date; together with an amount in cash equal to accrued interest to the exchange date on such Company bonds.

                            2. A copy of a resolution, certified to have been
            adopted by the Board of Directors of the successor corporation, requesting the Trustee to accept the successor corporation bonds and to deliver the same to the registered owners of the Company bonds upon surrender thereof and to cancel and discharge the lien of this Indenture on the exchange date.

                            3. Copies of such documents as would be required to
            be filed with the Trustee in connection with the issuance of bonds under the provisions of Section 2.04, from which documents it shall appear that bonds equal in principal amount to the bonds to be outstanding under the successor corporation mortgage, after giving effect to such exchange, could have been issued under this Indenture had there been no bonds outstanding thereunder at the time, and which documents shall contain variations appropriate to an application by the successor corporation (rather than the Company) for the authentication and delivery of bonds by the successor corporate trustee (rather than the Trustee) under the successor corporation mortgage (rather than this Indenture), and such other variations in form as shall be appropriate for such purpose.

                            4. An Opinion of Counsel to the effect that the
            successor corporation bonds are identical with the Company bonds in respect of maturity date, principal amount, rate of interest, redemption prices and restrictions on redemption, and that otherwise the successor corporation bonds and the successor corporation mortgage contain provisions, in respect of the protection afforded the registered owners of the bonds, comparable to the provisions of the Company bonds and this Indenture, allowing for differences of form and minor substance (which opinion as to comparability may rely upon appropriate certificates of officers of the Company, the successor corporation, and their accountants), and the successor corporation mortgage constitutes a lien on the mortgaged property and all other property of the successor corporation of the same character as the mortgaged property, subject to no lien except Permitted Encumbrances.

            Upon surrender of the Company bonds by the registered owners thereof, the Trustee shall deliver to such registered owners successor corporation bonds, issued as provided above, together with an amount in cash equal to accrued interest to the exchange date on such Company bonds, and shall cancel the Company bonds and, on the written request of the successor corporation, deliver the same to the successor corporation.

               SECTION 11.05. "COMPANY" AND "SEAL" INCLUDES SUCCESSOR CORPORATION. The word "Company," wherever contained in this Indenture, shall include any successor corporation as defined in this Article XI, and the word "seal," wherever contained in this Indenture, shall include the seal of the successor corporation, and any order, request, certificate or other instrument of any officer or officers of the Company provided for in this Indenture may be made by like officials of the successor corporation, and any resolution provided to be adopted by the Board of Directors of the Company may be adopted by the board of directors or board of trustees, as the case may be, of the successor corporation.

               SECTION 11.06. SURRENDER OF RESERVED POWER BY COMPANY OR SUCCESSOR CORPORATION. At any time prior to the exercise of any power reserved to the Company or to such successor corporation by this Article XI, the Company or such successor corporation may surrender any power so reserved by delivering to the Trustee an instrument in writing, executed by its Chairman of the Board, President or a Vice President under its corporate seal, attested by its Secretary or an Assistant Secretary, accompanied by the affidavit of its Secretary or an Assistant Secretary that the execution of such instrument was duly authorized by the vote of two-thirds of the entire Board of Directors of the Company or board of directors or board of trustees, as the case may be, of such successor corporation, given at a meeting duly called and held, and thereupon the power so surrendered shall cease.

               SECTION 11.07. RELEASE OF COMPANY'S LIABILITY ON CERTAIN CONDITIONS. In case the Company shall convey or transfer, subject to the lien of this Indenture, all or substantially all of the mortgaged property as an entirety or substantially as an entirety and the successor corporation to which such conveyance or transfer is made shall have complied with the provisions of
Section 11.02 or Section 11.04, the Trustee shall execute, acknowledge and deliver to the Company a complete release and discharge from all of the Company's obligations under this Indenture, all indentures supplemental hereto and all of the bonds then outstanding under this Indenture, PROVIDED there has been delivered to the Trustee a written request of the Company for such release and a certificate, signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, stating that such release is not contrary to the terms and conditions of such conveyance or transfer to the successor corporation.


                                   ARTICLE XII

                             CONCERNING THE TRUSTEE

            The Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions hereof, including the following, to all of which the Company and the respective owners of the bonds at any time outstanding by their acceptance thereof agree:

               SECTION 12.01. TRUSTEE'S DUTY OF CARE; EXCULPATORY CLAUSES. The Trustee undertakes, except while an Event of Default shall have occurred and be continuing, to exercise such duties and only such duties as are specifically set forth in this Indenture and, while such an Event of Default shall have occurred and be continuing, to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as an ordinary prudent person would do or use under the circumstances in the conduct of his own affairs.

            Except as otherwise expressly provided in this Indenture or any indenture supplemental hereto:

                            1. unless an Event of Default shall have occurred
            and be continuing, the Trustee shall not be under any obligation to take any action or make any investigation in respect of the subject matter of this Indenture or any indenture supplemental hereto unless requested in writing so to do by the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding; and

                            2. whether or not an Event of Default shall have
            occurred, the Trustee shall not be under any obligation to take any action under this Indenture or any indenture supplemental hereto which in its opinion may tend to involve it in any expense or liability, the payment of which is not, in the opinion of the Trustee, assured to it by the security afforded it by the terms of this Indenture, unless and until requested in writing so to do by one or more registered owners of bonds outstanding hereunder and furnished, from time to time as it may require, with reasonable security and indemnity satisfactory to it; PROVIDED, HOWEVER, that no security or indemnity so furnished to the Trustee shall be applicable to any liability (a) which is incurred by the Trustee as a result of any action taken by the Trustee not reasonably in accordance with the request or requests delivered to the Trustee by those furnishing such security, or (b) which is finally determined by a court of competent jurisdiction to be a liability imposed upon the Trustee as a result of its default or negligence in the performance of the duties imposed upon or undertaken by the Trustee by the terms of this Indenture or any indenture supplemental hereto.

            The Trustee may accept and rely conclusively upon any notice, request, consent, certificate, bond, or other document or paper reasonably believed by it to be genuine and to have been signed and presented by the proper person and duly authorized and properly made.

            The recitals and statements contained herein and in the bonds issued hereunder shall not be considered as made by or as imposing any obligation or liability upon the Trustee. The Trustee makes no representation as to the validity of this Indenture or of any indenture supplemental hereto, or of any bonds issued hereunder, or as to the security hereby or thereby afforded, or as to the title of the Company to the mortgaged property or as to the descriptions thereof. The Trustee shall be under no obligation to see to the recording, re-recording, registration, re-registration, filing or re-filing of this Indenture or of any indenture supplemental hereto or of any instrument of further assurance, or to the giving of any notice thereof, or to see to the delivery to it of any property intended to be mortgaged or pledged hereunder, or generally to see that any of the property intended now or hereafter to be conveyed in trust hereunder is subject to the lien hereof. The Trustee shall not be accountable for the use of any bond delivered hereunder or the application of the proceeds of the same, or for the application of any moneys paid to the Company under any of the provisions hereof.

            It shall not be any part of the duties of the Trustee to keep itself informed or advised in respect of the payment of any taxes or assessments or to require payment thereof to be made. Any law of the United States or of any State, whether now in force or hereafter enacted, to the contrary notwithstanding, the Trustee shall be under no obligation to pay any taxes or assessments of any kind or character upon or in respect of the mortgaged property or the mortgage debt or the lien created or evidenced by this Indenture or of any other tax or assessment of any kind or character levied or imposed by reason of this Indenture or of the indebtedness secured hereby, nor shall the Trustee be liable because of the non-payment of any such tax or assessment.

            The Trustee shall have no duty to effect, renew or maintain, or to see to the maintenance by the Company of, insurance on any property at any time subject to the lien hereof, or to see to the reputability of any insurance company or association, or to supervise the collection or application of the proceeds of any insurance policy, or to keep itself advised or informed as to the payment of insurance premiums or the maintenance or application of any insurance reserve fund.

            Except as expressly provided in this Indenture, it shall not be any part of the duties of the Trustee to keep itself informed or advised in respect to the payment of any mechanic's, laborer's, statutory or other lien which may hereafter be created or remain upon property subject to the lien of this Indenture, or any part thereof, or the income therefrom.

            Except as otherwise expressly provided in this Indenture, the Trustee shall be under no duty to see to the expenditure for maintenance or reserve for depreciation provided for in Section 3.13B or to compliance by the Company with the provisions of Section 3.06.

            The Trustee may select and employ hereunder suitable appraisers, accountants, surveyors, engineers, agents and attorneys-in-fact, either corporate or individual, and the Trustee shall not be responsible for their default and misconduct, if selected with reasonable care (unless such persons are officers, directors or persons in the regular employ of the Trustee). The Trustee shall not be liable for any error in judgment in the exercise of its discretion hereunder; but the Trustee may in its discretion consult legal counsel (who may be of counsel to the Company), to be selected and employed by it at the expense of the Company, and shall be fully protected in any action under this Indenture taken, suffered or omitted by it in good faith in accordance with the opinion of such counsel. Finally and generally, the Trustee shall not be personally liable except for its own default or gross negligence or willful misconduct.

            The Company agrees that it will from time to time, on demand, pay to the Trustee reasonable compensation for its services, reimburse the Trustee for all of its expenditures, including the reasonable fees and expenses of independent appraisers, accountants, surveyors, engineers, counsel, agents and attorneys-in-fact or other experts employed by it in the exercise and performance of its powers and duties hereunder, and indemnify and save the Trustee harmless against any liabilities, not arising from its own default or negligence, which it may incur in the exercise and performance of its powers and duties hereunder; and, as security for such indemnification, reimbursement and compensation, the Trustee shall have the benefit of the lien hereby created in priority to the indebtedness evidenced by the bonds issued hereunder.

            Whenever, in the administration of the trusts created by this Indenture, the Trustee shall deem it necessary or desirable that any matter be proved or established prior to its taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company and delivered to the Trustee, and such certificate shall be full warrant and authority to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture in reliance thereon; but the Trustee in its discretion may, and if requested in writing so to do by the registered owners of not less than twenty-five percent (25%) in principal amount of the bonds then outstanding and furnished with reasonable security and indemnity satisfactory to it against the costs and expenses of such examination shall, require such further and additional evidence and make such further investigation as to it may seem reasonable. The agents and representatives of the Trustee and any experts or counsel whose opinions are required by the Trustee for any purpose hereunder or are deliverable to the Trustee under any provision hereof shall likewise be fully warranted in relying and acting upon the existence of any matters proved or established by any such certificate, unless other evidence establishing such fact or facts be specifically required by this Indenture.

            The Trustee shall, subject to the provisions of Section 7.05, allow and (so long as the Company is not in default under this Indenture to the knowledge of the Trustee) shall pay over to the Company interest upon any moneys which it may at any time receive or hold as part of the trust estate under any of the provisions of this Indenture.

            To the extent permitted by applicable law, the Trustee or any corporation in or with which the Trustee or its stockholders may be interested or affiliated, or any officer or director of the Trustee or of any other such corporation, may acquire and hold bonds issued hereunder and otherwise deal with the Company or with any other corporation having relations with the Company, in the same manner and to the same extent and with like effect as though it were not the Trustee.

            Except as otherwise provided herein, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee on the Company shall be deemed to have been sufficiently given and served for all purposes by being deposited, postage prepaid in a post office letter box in the city in which the Corporate Trust Office of the Trustee is located, addressed to the Company at its mailing address stated in Article XV.

            No implied covenant shall be read into this Indenture against the Trustee, but the duties and obligations of the Trustee to the Company and to all others shall be determined solely by the express provisions of this Indenture.

            Except when otherwise expressly provided in this Indenture, any order, request, notice, consent or other instrument in writing to be delivered or furnished by the Company to the Trustee shall be sufficiently executed if signed, whether in the name of the Company or not, by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer, or by such officer or officers as the Board of Directors of the Company may by resolution direct. A copy of any resolution of the Board of Directors to be delivered or furnished by the Company to the Trustee shall be sufficiently certified if certified by the Secretary or an Assistant Secretary of the Company.

               SECTION 12.02. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may resign and be discharged from the trusts created by this Indenture by giving notice of resignation to the Company in writing, and to the owners of the bonds outstanding hereunder in the manner hereinafter stated, specifying a date when such resignation shall take effect, and the resignation shall take effect on the day so specified unless prior thereto a successor trustee shall have been appointed as provided in Section 12.03, in which event the resignation shall take effect immediately upon the appointment of such successor trustee. The Trustee shall give notice of resignation to the owners of the bonds by mailing the notice by registered mail, postage prepaid, to the registered owners of the bonds at their addresses as the same shall appear, if at all, upon the registry books of the Company. The Trustee may be removed at any time by an instrument or instruments in writing, executed by the registered owners of a majority in principal amount of the bonds then outstanding and filed with the Trustee.

               SECTION 12.03. PROVISIONS FOR SUCCESSOR TRUSTEE. In case at any time the Trustee shall resign or shall be removed or otherwise shall become incapable of acting, a successor may be appointed by the registered owners of a majority in principal amount of the bonds then outstanding, by an instrument or instruments in writing executed by such owners and filed with the successor trustee; but, until a new trustee shall be appointed by the owners of bonds as herein authorized, the Company, by an instrument in writing executed by order of its Board of Directors and filed with the successor trustee, shall appoint a trustee to fill such vacancy. After any such appointment by the Company, it shall mail notice thereof by certified or registered mail, postage prepaid, to the registered owners of such bonds at their addresses as the same shall appear, if at all, upon the registry books of the Company. Any new trustee so appointed by the Company shall immediately and without further act be superseded by a trustee appointed by the registered owners of a majority in principal amount of such bonds in the manner hereinabove provided.

            If in a proper case no appointment of a successor trustee shall be made pursuant to the foregoing provisions of this Article XII within six (6) months after a vacancy shall have occurred in the office of Trustee, the registered owner of any bond hereby secured or the retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee, and such court may thereupon, after such notice, if any, as it may deem proper appoint a successor trustee.

            Any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the retiring trustee an instrument accepting such appointment, and thereupon such successor trustee, without any further act, deed, conveyance or transfer, shall become vested with the title to the mortgaged property, with all the rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named as Trustee herein.

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

Upon the request of such successor trustee, however, the Company and the trustee ceasing to act shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all the right, title and interest of the trustee ceasing to act in and to the mortgaged property and all such rights, powers, trusts, duties and obligations, and the trustee ceasing to act shall also assign and deliver to the successor trustee any property subject to the lien of this Indenture which may then be in its possession.

            Except as hereinafter provided in Section 12.05, every successor trustee hereunder shall always be a state or national bank or trust company in good standing, organized under the laws of any state or of the United States of America and doing business in the State of Connecticut, having a combined capital and surplus aggregating at least One Hundred Million Dollars ($100,000,000.00), if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms.

               SECTION 12.04. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Trustee or of any successor trustee as a whole or substantially as a whole, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything to the contrary contained herein. In case any of the bonds shall have been authenticated but not delivered, any such successor trustee may adopt the certificate of the Trustee and deliver the same so authenticated; and in case any of such bonds shall not have been authenticated, any such successor trustee may authenticate such bonds in the name of such successor trustee.

               SECTION 12.05. APPOINTMENT OF SEPARATE TRUSTEE OR CO-TRUSTEE; LIMIT ON THEIR AUTHORITY. At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any state in which any part of the trust estate may be located, the Company and the Trustee shall have power to appoint and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of any instruments and agreements necessary or proper to appoint, another corporation or one or more persons, approved by the Trustee, to act either as separate trustee or trustees or as co-trustee or co-trustees jointly with the Trustee of all or any part of the trust estate.

            Such separate trustee or trustees or co-trustee or co-trustees shall have such powers and duties as shall be conferred or imposed by the terms of its or their appointment; but every such separate trustee or co-trustee shall, to the extent permitted by law, be appointed subject to the following provisions and conditions, namely:

                            1. Bonds issued hereunder shall be authenticated and
            delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody of all obligations and other securities and of all cash pledged or deposited hereunder shall be exercised, solely by U.S. Bank National Association or its successor in the trust hereunder, and any moneys at any time coming into the hands of any such separate trustee or trustees or co-trustee or co-trustees shall be at once paid over to U.S. Bank National Association or its successor in the trust hereunder;

                            2. No power shall be exercised hereunder by any such
            separate trustee or trustees or co-trustee or co-trustees except jointly or with the consent in writing of U.S. Bank National Association or its successor in the trust hereunder;

                            3. The Company and U.S. Bank National Association or
            its successor in the trust hereunder, at any time by an instrument in writing executed by them jointly, may remove any separate trustee or co-trustee appointed under this Section 12.05, and may likewise and in like manner appoint a successor to such separate trustee or co-trustee so removed or who shall resign or become incapable of acting, anything herein contained to the contrary notwithstanding; and

                            4. Any notice, request or other writing delivered
            solely to U.S. Bank National Association or its successor in the trust hereunder shall be deemed to have been delivered to all of the trustees as effectually as if delivered to each of them.


                                  ARTICLE XIII

                             SUPPLEMENTAL INDENTURES

               SECTION 13.01. PURPOSES FOR WHICH PERMITTED. In addition to any supplemental indenture otherwise authorized or permitted by this Indenture, the Company, pursuant to resolutions adopted by its Board of Directors and with the formal authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises as may at the time be required, may, at any time and from time to time, subject to the conditions and restrictions contained in this Indenture, execute an indenture or indentures supplemental hereto, which thereafter shall form a part hereof, for any one or more or all of the following purposes:

                           (a) To add to the conditions, limitations and
            restrictions of the authorized amount, terms, provisions, purposes of issue, authentication and delivery of bonds specified in Article I and Article II hereof, other conditions, limitations and restrictions thereafter to be observed with respect to the bonds or for the sole benefit (subject to the provisions of Article VIII hereof) of any one or more series thereof;

                           (b) To add to the covenants and agreements of the
            Company contained in this Indenture, Exclusive Benefit Covenants or further covenants, agreements and conditions for the protection or benefit of the bonds of all series, and in respect of any Exclusive Benefit Covenant such supplemental indenture may provide for a particular period of grace after default and may establish the percentage or percentages (which may differ) of any one or more series of the bonds which may (i) require the Trustee to declare a default under, (ii) waive a default under, (iii) waive compliance with, or (iv) amend, such Exclusive Benefit Covenants;

                           (c) To provide for the creation of any series of
            bonds other than Series B Bonds, Series C Bonds, Series D Bonds, Series E Bonds and Series F Bonds, as more fully set forth in paragraph 2 of Section 2.03;

                           (d) To evidence the succession of another corporation
            to the Company, or successive successions, and the assumption by a successor corporation of the covenants and obligations of the Company and the acceptance by a successor corporation of the provisions contained in the bonds issued hereunder and in this Indenture and in any and every supplemental indenture;

                           (e) To convey, transfer and assign to the Trustee,
            and to subject to the lien of this Indenture, with the same force and effect as though included in the Granting Clauses hereof, additional properties, rights and franchises hereafter acquired by the Company through consolidation or merger, or by purchase or in any other manner whatsoever;

                           (f) To cure any ambiguity, or to cure, correct or
            supplement any defect or inconsistent provision contained in this Indenture or in any indenture supplemental hereto;

                           (g) To add to the powers, duties or obligations of
            the Trustee, or to impose requirements, in addition to those set forth in Section 12.03 hereof, with respect to the qualification or disqualification of any bank or trust company to act as trustee under this Indenture, but no such supplemental indenture shall be made without the consent of the Trustee;

                           (h) To authorize the issuance hereunder of coupon
            bonds of one or more series, and to make appropriate provision in connection therewith for notices to the holders of such bonds, transfer of such bonds by delivery and other matters characteristic of such bonds; and

                           (i) To modify, amend or supplement this Indenture, or
            any indenture supplemental hereto, in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect, except that nothing contained herein shall authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of such Act or any corresponding provision provided for in any similar federal statute hereafter in effect.

               SECTION 13.02. JOINDER BY TRUSTEE IN SUPPLEMENTAL INDENTURES; OPINION OF COUNSEL. The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture authorized or permitted by the provisions of this Indenture and to make the further agreements and stipulations which may be contained therein, and the Trustee in executing any supplemental indenture shall be fully protected in relying on the Opinion of Counsel that such supplemental indenture is authorized or permitted by the provisions of this Indenture and is not inconsistent therewith.

                                   ARTICLE XIV

                                   DEFEASANCE

            If the Company, or its successors or assigns, shall pay or cause to be paid unto the registered owners of all bonds the principal and interest to become due thereon and any Make-Whole Amount or premium which may be due and payable thereon at the times and in the manner stipulated therein, and if the Company shall keep, perform and observe all and singular the covenants and promises in such bonds and in this Indenture and in every indenture supplemental hereto expressed to be kept, performed and observed by it or on its part, then (at the option of the Company, evidenced by a Certified Resolution) this Indenture and the estate and the rights hereby granted shall cease, determine and be void, and thereupon the Trustee shall, upon the request of the Company and at its expense, cancel and discharge the lien of this Indenture, and execute and deliver to the Company such deeds or other instruments as shall be requisite to satisfy the lien hereof, and shall re-convey to the Company the estate and title hereby conveyed, and shall assign and deliver to the Company any property hereby conveyed and subject to the lien of this Indenture which may then be in its possession. Bonds for the payment or redemption of which sufficient moneys shall have been deposited with or paid to or set apart in trust by the Trustee (whether upon or prior to the maturity or the redemption date of such bonds) shall, for the purposes of this Article XIV, be deemed to have been paid; PROVIDED, HOWEVER, that if such bonds are to be redeemed prior to the maturity thereof the notice of redemption thereof required by the provisions of this Indenture or of any indenture supplemental hereto shall have been duly given, or provision satisfactory to the Trustee shall have been made for the giving of such notice.


                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

               SECTION 15.01. NO RIGHTS CONFERRED ON OTHERS THAN PARTIES HERETO AND BOND OWNERS. Nothing in this Indenture expressed or implied is intended or shall be construed to confer upon or to give to any person or corporation, other than the parties hereto and the registered owners of the bonds issued hereunder, any right, remedy or claim under or by reason of this Indenture or any indenture supplemental hereto, or any covenant, condition or stipulation hereof or thereof; and the covenants, stipulations and agreements contained in this Indenture and in any and all indentures supplemental hereto are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and of the registered owners of the bonds issued hereunder.

               SECTION 15.02. SUCCESSORS AND ASSIGNS OF PARTIES. Whenever in this Indenture one of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all the covenants, promises and agreements contained in this Indenture by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

               SECTION 15.03. PAYMENT OF MONEYS HELD IN TRUST; RETURN TO COMPANY AFTER SIX YEARS. All moneys deposited with or paid to or set apart in trust by the Trustee for the redemption of bonds or for the payment of bonds issued hereunder upon the maturity thereof, or otherwise, shall be held by the Trustee in trust for the account of the respective registered owners of such bonds and shall be paid, when due, to the respective registered owners of such bonds, upon presentation and surrender of such bonds accompanied by such duly executed instruments of transfer as may be required by the Company or the Trustee. Any such moneys remaining unclaimed by the registered owners of such bonds for six (6) years after the date of maturity or the date fixed for redemption, as the case may be, shall, upon the written request of the Company therefor and if none of the Events of Default specified in Section 8.01 shall to the knowledge of the Trustee have happened and be continuing, be paid to the Company against its written receipt therefor, and the registered owners of such bonds shall thereafter be entitled to look only to the Company for payment thereof; PROVIDED, HOWEVER, that the Trustee, before being required to make any such payment to the Company, may, at the expense of the Company, cause a notice, stating that such moneys remain unclaimed and that after a date stated therein they will be returned to the Company, to be published once in one daily newspaper printed in the English language and of general circulation in Ansonia, Connecticut.

               SECTION 15.04. "REGISTERED OWNERS OF A PARTICULAR PERCENTAGE OR PROPORTION" DEFINED. Any reference to the registered owners of a particular percentage or proportion of the bonds, or of bonds of a particular series, shall mean the registered owners at the particular time of the specified percentage or proportion in aggregate principal amount of all bonds then outstanding, or of all bonds of the particular series then outstanding, as the case may be, exclusive of bonds owned or held by, for the account of, or for the benefit or interest of the Company. The Trustee (unless written objection is filed by the registered owner of one or more bonds) shall be entitled conclusively to rely upon a notification in writing by the Company specifying the principal amount of bonds owned or held by, for the account of, or for the benefit or interest of the Company, or stating that no bonds are so owned or held.

               SECTION 15.05. NOTICES. Except where otherwise specifically provided, all communications provided for herein shall be in writing and shall be either delivered personally or sent by registered or certified mail as follows: (a) if to the Company to Birmingham Utilities, Inc., 230 Beaver Street, Ansonia, Connecticut 06401, Attention: John S. Tomac, or at such other address or addresses as the Company may furnish the Trustee in writing and (b) if to the Trustee, to its corporate trust office in the city of Hartford, Connecticut at 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Services or to such other address as the Trustee may furnish the Company in writing.

               SECTION 15.06. CREMATION IN LIEU OF DELIVERY TO COMPANY. Whenever in this Indenture provision is made for the cancellation by the Trustee and the delivery to the Company of any bonds, the Trustee may, upon request of the Company, in lieu of such delivery, destroy or cremate such bonds and deliver a certificate of such destruction or cremation to the Company.

               SECTION 15.07. SEVERABILITY OF COVENANTS AND AGREEMENTS. In case any one or more of the covenants or agreements contained in this Indenture or in the bonds shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants or agreements contained herein and in the bonds shall not be affected, prejudiced or disturbed thereby.

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

               SECTION 15.08. SIMULTANEOUS EXECUTION OF COUNTERPARTS. This Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

               SECTION 15.09. CAPTIONS. The headings of the Articles and Sections of this Indenture are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.


                                   ARTICLE XVI

                       AMENDMENT BY CONSENT OF BONDHOLDERS

            Amendments and modifications of this Indenture, or of any indenture supplemental hereto, and the rights and obligations of the Company and of the owners of the bonds issued and to be issued under this Indenture, may be made with the written consent of the Company and the written consent of the registered owners of not less than sixty-six and two-thirds percent (66-2/3%) in principal amount of the bonds then outstanding under this Indenture; PROVIDED that any amendment or modification which will affect the rights under this Indenture or any indenture supplemental hereto of the owners of one or more, but less than all, of the series of bonds outstanding under this Indenture or which will amend or modify any Exclusive Benefit Covenant may be made only with the consent of the Company and the written consent of the registered owners of not less than sixty-six and two-thirds percent (66-2/3%) in total principal amount of the bonds of each series so affected or the bonds of each series for the protection or benefit of which such Exclusive Benefit Covenant is made, as the case may be, then outstanding under this Indenture (unless in the case of any Exclusive Benefit Covenant some other percentage of bonds is provided in the supplemental indenture establishing the Exclusive Benefit Covenant), and may be made with the written consent of the registered owners of such principal amount of the bonds of such series without any requirement for the consent of the registered owners of bonds outstanding under this Indenture which are not affected by such amendment or modification; PROVIDED, HOWEVER, that except with the written consent of each registered owner of any bond affected thereby no amendment or modification shall be made which will (a) permit the extension of the time or times of payment of the principal of or premium or Make-Whole Amount (if any) or the interest on any bond, or a reduction in the principal amount of any bond, the premium or Make-Whole Amount (if any) or the rate of interest thereon, or otherwise affect the terms of payment of the principal of, premium or Make-Whole Amount (if any), or interest on, any bonds, (b) reduce the percentage of principal amount of bonds required by this Article XVI for the taking of any action hereunder, (c) permit the creation by the Company, after the date hereof, of any mortgage or pledge or lien in the nature thereof, ranking prior to or equal with the lien of this Indenture, and not otherwise permitted hereunder, on any material part of the trust estate, or (d) deprive the holder of any bond outstanding of the lien of this Indenture on any material part of the trust estate.

            For all purposes of this Article XVI, the Trustee shall be entitled to rely upon an Opinion of Counsel with respect to the extent, if any, to which any amendment or modification pursuant to the provisions of this Article XVI affects the rights under this Indenture or under any indenture supplemental hereto of any owners of bonds then outstanding.

            A true copy of the text of any amendment or modification accomplished pursuant to this Article XVI shall be mailed by the Trustee, postage prepaid, to the registered owners of all bonds then outstanding under this Indenture, at their addresses as the same shall appear, if at all, upon the registry books of the Company, not later than thirty (30) days after there shall have been filed with the Trustee written consents by the registered owners of the percentage of the principal amount of outstanding bonds required by this
Article XVI to approve such amendment or modification.

            Unless a later date shall be specified in the written consents thereto, any amendment or modification approved by the registered owners of the percentage of the principal amount of outstanding bonds required by this Article XVI shall become effective upon completion of the mailing specified in the next preceding paragraph and the filing with the Trustee of a Certified Resolution approving such amendment or modification. When effective in accordance with the next preceding sentence, such amendment or modification shall be conclusively binding upon the Company, the Trustee and the owners of all bonds outstanding under this Indenture, except as otherwise specifically provided in this Article XVI; PROVIDED, HOWEVER, that no such amendment or modification, or resolution of the Board of Directors of the Company, shall in any manner change or modify any of the rights or obligations of the Trustee without the Trustee's written assent thereto. Nothing contained in this Article XVI shall be deemed or construed to authorize or permit any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the owners of bonds under any of the provisions of this Indenture or of the bonds.

            Instruments supplemental to this Indenture embodying any amendment or modification of this Indenture, of any indenture supplemental hereto or of the rights and obligations of the Company or of the owners of the bonds outstanding under this Indenture may be executed by the Trustee and the Company and, upon demand of the Trustee or if so specified in the written consents to the amendment or modification, shall be executed by the Company and the Trustee.


                                  ARTICLE XVII

                                 PLEDGED SHARES

               SECTION 17.01. PLEDGED SHARES DEPOSITED WITH TRUSTEE; PREFERRED STOCK. The Company represents and warrants that as of the date of the issuance of the Series F Bonds the Company has deposited and pledged with the Trustee, together with appropriate instruments of assignment and transfer, physical certificates evidencing all shares of Common Stock of the following Subsidiary:
Eastern Connecticut Regional Water Company, Inc. The Company covenants that forthwith upon the acquisition of any shares of Common Stock of any Regulated Subsidiary or of any entity which will thereby become a Regulated Subsidiary, it will, if such shares are certificated, deposit and pledge with the Trustee, together with appropriate instruments of assignment and transfer, physical certificates evidencing such shares, in each case, subject to no prior lien, so that all such shares shall become subject to the lien of the Indenture and constitute mortgaged property (as used herein, the term (i) "PLEDGED SHARES" shall mean all such shares of stock so deposited and pledged with the Trustee,
(ii) "PLEDGED SUBSIDIARY" means a Subsidiary whose outstanding Common Stock shall be deposited and pledged or required hereunder to be deposited and pledged with the Trustee, and (iii) "COMMON STOCK" of a Pledged Subsidiary shall mean the stock of such Subsidiary (excluding shares required to be held by directors) which is the Voting Stock. The Company will not permit the issuance of any additional shares of Common Stock of any Pledged Subsidiary unless such shares upon issuance become Pledged Shares. The Company may issue shares of preferred stock of a Pledged Subsidiary but only with the written consent of the holders of 66 2/3% in aggregate principal amount of the Bonds then outstanding, which consent will not be unreasonably withheld; PROVIDED, that at all times the Pledged Shares of such Subsidiary shall be the Voting Stock.

            The Company may acquire a number of Regulated Subsidiaries in the State of New York and may thereafter merge or consolidate such Regulated Subsidiaries (the "MERGING REGULATED SUBSIDIARIES") into one Regulated Subsidiary (the "SURVIVING REGULATED SUBSIDIARY") and the Company shall have the right to consummate such transaction and have returned to it from the Trustee the Pledged Shares of the Merging Regulated Subsidiaries provided that the Company, currently with the consummation of such transaction, deposits and pledges with the Trustee, together with appropriate instruments of assignment and transfer, physical certificates evidencing all Shares of Common Stock of the Surviving Regulated Subsidiary.

               SECTION 17.02. DIVIDENDS ON PLEDGED SHARES. So long as an Event of Default shall not exist, the Company shall be entitled to receive and dispose of for its own use, free of accountability to the Trustee therefor, any dividends declared on the Pledged Shares of any Pledged Subsidiary declared and paid out of earnings, regardless of when such earnings accrued. If any such dividends are received by the Trustee, they shall be promptly paid over to the Company. Any stock dividends declared or paid in respect of said Pledged Shares shall be paid to and held by the Trustee as additional Pledged Shares. In the absence of notice to the contrary, the Trustee shall be entitled to presume that all cash dividends have been declared out of earnings.

            If an Event of Default shall exist, all dividends declared on Pledged Shares shall be collected and held by the Trustee for application in accordance with Section 8.11; PROVIDED, that if all Events of Default shall be cured or waived, the Trustee shall deliver to the Company all such dividends so collected by the Trustee.

               SECTION 17.03. VOTING OF PLEDGED SHARES. So long as an Event of Default shall not exist, the Company may vote, in its discretion, all of the Pledged Shares of any Pledged Subsidiary and exercise any and all rights pertaining to the ownership of said Pledged Shares. The Trustee shall have the right to cause the Pledged Shares of any Pledged Subsidiary to be transferred of record into its name or the name of its nominee upon the occurrence of an Event of Default. When an Event of Default shall not exist, the Company shall have the right to vote and give consent to all matters not contrary to the covenants herein or elsewhere contained in this Indenture, with the same force and effect as though the Pledged Shares were not subject to this Indenture; and from time to time, upon the request of the Company, the Trustee shall forthwith make and deliver to the Company, or to its nominee or nominees, suitable powers of attorney or proxies to vote the Pledged Shares of any Pledged Subsidiary which shall have been transferred to the Trustee, or its nominee, or to give consents in respect thereof.

            If an Event of Default shall exist, the Trustee may in its discretion, and if requested in writing by the holders of twenty-five percent (25%) or more in principal amount of the Bonds then Outstanding, shall thereafter vote such Pledged Shares in its discretion or as it may be requested in writing by the holders of a majority in principal amount of the Bonds then Outstanding; PROVIDED, that if all Events of Default shall be cured or waived, the right of the Company to vote and give consents which respect to the Pledged Shares, and the duty of the Trustee to execute powers of attorney and proxies as hereinabove provided, shall revive and continue and the Trustee shall immediately transfer or cause the transfer to the record name of the Company any Pledged Shares of a Pledged Subsidiary that are in the record name of the Trustee or its nominee.

               SECTION 17.04. PRINCIPAL AND OTHER PAYMENT. In the event any cash shall be received by the Trustee in partial or complete liquidation of any Pledged Subsidiary, it shall be held and applied pursuant to the provisions of
Article VII. Any property, other than cash, distributed in partial or complete liquidation of any Pledged Subsidiary shall be delivered by the Trustee to the Company if no Event of Default then exists and such property shall constitute mortgaged property subject to the lien of the Indenture.


                                  ARTICLE XVIII

                                   DEFINITIONS

            Wherever used in this Indenture or any indenture supplemental hereto, the following terms shall have the respective meanings set forth below, unless the context otherwise requires:

                            1. The term "Base Rate" shall have the meaning
            ascribed to such term in Section 2.08.

                            2. The term "Business Day" shall mean any day other
            than a Saturday, a Sunday or a day on which banking institutions in Hartford, Connecticut; New York City or other city from which a payment is to be made, if applicable, are required or authorized to be closed.

                            3. The term "Certified Resolution" shall mean a
            resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors.

                            4. The term "Corporate Trust Office," when used with
            reference to the Trustee or any successor trustee shall mean the address of the Trustee set forth in Section 15.05 or such other address as the Trustee or any successor trustee may furnish to the Company in writing.

                            5. The term "Exclusive Benefit Covenant" shall mean
            any covenant, agreement or condition that is expressly stated to be solely for the protection or benefit of the registered owners of the bonds of one or more but less than all series of bonds.

                            6. The term "Institutional Holder" shall mean any
            bank, trust company, financial institution, pension plan, investment company, insurance company or any similar financial institution which is an "accredited investor" under Rule 501(a)(1) of the Securities Act of 1933.

                            7. The term "Long Term Debt" shall mean the
            principal amount of all outstanding indebtedness maturing more than one year from the date incurred or assumed, or renewable or extendible by its terms beyond such one year, without reduction for any serial, sinking fund or other required payment due on or in respect of any such indebtedness, even though due within such year.

                            8. The term "mailing address," when used with
            reference to the Company, shall mean the address set forth in
            Section 15.05.

                            9. The term "Make-Whole Amount" shall have the
            meaning set forth in Section 8.01.

                           10. The term "Opinion of Counsel" shall mean an
            opinion of counsel (who may be in the regular employ of, or of counsel to, the Company or a corporation affiliated with the Company), selected by the Board of Directors and satisfactory to the Trustee. Any Opinion of Counsel may rely upon statements of fact contained in an accompanying certificate of an officer or officers of the Company; and any Opinion of Counsel may rely, insofar as it relates to titles to property or liens, charges or encumbrances thereon, upon any certified abstract of title, Torrens certificate, guaranty policy or certificate issued by a reputable person, firm or corporation engaged in the business of insuring or guaranteeing titles to property, or opinion or certificate of other counsel, PROVIDED that the Opinion of Counsel shall state that such reliance is reasonable and proper and PROVIDED that a copy of such other document so relied upon is furnished with such Opinion.

                           11. The terms "outstanding" or "issued and
            outstanding," when used with reference to bonds issued under this Indenture, shall mean, as of any particular time, all bonds authenticated and delivered by the Trustee under this Indenture, except

                                       (a) bonds which have been satisfied,
                        discharged and cancelled or delivered to the Trustee for cancellation;

                                       (b) bonds or portions thereof for the
                        payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), PROVIDED that, if such bonds are to be redeemed, notice of such redemption shall have been given as provided in this Indenture or provision satisfactory to the Trustee shall have been made for giving such notice;

                                       (c) bonds for the exchange of which bonds
                        of the successor corporation have been delivered to the Trustee, and notice of such exchange given, as provided in Section 11.04;

                                       (d) bonds in lieu of which other bonds
                        shall have been authenticated and delivered pursuant to the terms of Section 1.10; and

                                       (e) bonds deposited with or held by the
                        Trustee under any of the provisions of this Indenture.

                           12. The term "Permitted Encumbrances" shall mean:

                                       (a) any lien, charge or other encumbrance
                        for the satisfaction of which money in the necessary amount has been deposited with the Trustee, or with the trustee or other holder of such lien, charge or encumbrance, or which will be retired prior to or simultaneously with the taking of the action applied for under this Indenture in connection with which reference is made to Permitted Encumbrances;

                                       (b) liens of taxes or assessments for the
                        current year and taxes or assessments not yet due and payable;

                                       (c) liens, securing indebtedness which
                        has neither been assumed by the Company nor upon which it customarily pays interest charges, existing upon real property, or rights in or relating thereto, which real property or rights were acquired for right-of-way purposes;

                                       (d) workmen's, materialmen's, carriers',
                        warehousemen's, landlords' and other similar liens incidental to construction or current operations and in respect of obligations which are not overdue;

                                       (e) the lien of judgments covered by
                        insurance, or on appeal and covered by supersedeas bond or, if not covered by such insurance or bond, not exceeding at any one time One Hundred Thousand Dollars ($100,000) in aggregate amount;

                                       (f) zoning laws and ordinances;

                                       (g) leases permitted by Section 6.01;

                                       (h) easements, rights of way,
                        restrictions, conditions and other similar encumbrances, minor defects or irregularities of title, and alleys, streets and highways that may run across or encroach upon property subject to the lien of this Indenture, which in the aggregate do not materially impair the usefulness of the mortgaged property in the present business of the Company;

                                       (i) in the case of easements and rights
                        of way owned by the Company, and rights to use or appropriate water or to overflow the lands of others, such defects therein as the Company itself shall have power to cure by appropriate legal proceedings;

                                       (j) liens, charges or encumbrances which
                        are being contested in good faith and by appropriate proceedings and, in the aggregate, do not materially and adversely affect the financial condition of the Company;

                                       (k) liens of purchase money obligations
                        and liens existing on property at the time of its acquisition by the Company or a successor corporation as defined in Article XI; and

                                       (l) liens junior to this Indenture.

                           12. The term "Person" means an individual,
            partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                           13. The term "Regulated Subsidiary" shall mean a
            Subsidiary of the Company which is a utility regulated by the Connecticut Department of Public Utility Control, the New York State Public Service Commission, or any successor regulatory commission or agency to either and any other Subsidiary that is subject to federal or state regulation as a public utility.

                           14. The term "Subsidiary" means, as to any Person,
            any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                           15. The term "Total Capitalization" shall mean the
            total of the sums stated in subparagraphs (d), (e) and (f) of paragraph 1 of Section 2.04.

                           16. The term "utility business" shall mean the
            business of a water company as described in Section 16-1 of the Connecticut General Statutes.

                           17. The term "utility property" shall mean property
            used or useful in connection with the Company's utility business.

                           18. The term "Voting Stock" means securities of any
            class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                                  ARTICLE XVIII

                                 APPLICABLE LAW

            This Indenture is made under, and shall be governed by, the laws of the State of Connecticut, without regard to the conflicts of law principles thereof.

                           [Signature Pages to Follow]

            IN WITNESS WHEREOF, the Company has caused these presents to be signed in its name and on its behalf by its President and Treasurer, and the Trustee has caused these presents to be signed by one of its officers, all hereunto duly authorized, as of the day and year first above written.


                                            BIRMINGHAM UTILITIES, INC.


                                            By /s/______________________________
                                                 Its President and Treasurer
[SEAL]

Attest:/s/___________________________

By:__________________________________

Signed, sealed and delivered by
Birmingham Utilities, Inc. in the
presence of:

/s/__________________________________

/s/__________________________________

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            Trustee



                                            By /s/______________________________
                                                 Its ___________________________

Attest:/s/___________________________

By:__________________________________

Signed, sealed and delivered by U.S. Bank National Association in the presence of:

/s/__________________________________

/s/__________________________________

 STATE OF CONNECTICUT    )
                         )
 COUNTY OF NEW HAVEN     )

            Personally appeared John S. Tomac of Birmingham Utilities, Inc., signer and sealer of the foregoing instrument, to me personally known, who being by me duly sworn did say that he is the President and Treasurer of Birmingham Utilities, Inc., one of the corporations described herein, and that he executed said instrument and acknowledged the same to be his free act and deed as such President and Treasurer and the free act and deed of Birmingham Utilities, Inc. and on oath stated that he was duly authorized to sign and seal said instrument and that the seal affixed thereto is the corporate seal of Birmingham Utilities, Inc., before me.


                                        ------------------------------------
                                        Notary Public
                                        My Commission Expires:
 (NOTARY SEAL)

 STATE OF ___________        )
                             )
 COUNTY OF _________         )

            Personally appeared ___________________, of U.S. Bank National Association, signer of the foregoing instrument, to me personally known, who being by me duly sworn did say that he is ________________, of U.S. Bank National Association, one of the corporations described herein, and that he executed said instrument and acknowledged the same to be his free act and deed as such ____________, and the free act and deed of U.S. Bank National Association and on oath stated that he was duly authorized to sign said instrument before me.


                                                   ----------------------------
                                                   Notary Public
                                                   My Commission Expires:
 (NOTARY SEAL)

                              FORM OF SERIES F BOND


No.  FR-                                                         PPN 091270 A* 9


                           BIRMINGHAM UTILITIES, INC.
                      FIRST MORTGAGE 5.21% BOND, SERIES F,
                               DUE APRIL 15, 2011

            Birmingham Utilities, Inc., a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the "COMPANY," which term shall include any successor corporation as defined in the Eighth Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________ or registered assigns, on the fifteenth day of April, 2011, at the Corporate Trust Office of the Trustee, the sum of ______________________ Dollars ($________) in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon to the registered owner hereof, at such office (or as provided in the Eighth Supplemental Indenture hereinafter referred to or pursuant to Section 9 of the Bond Purchase Agreement dated as of April 15, 2004 between the Company and the original holders of the Series F Bonds hereinafter referred to), from the date hereof until maturity, at the rate of five and twenty-one one-hundredths percent (5.21%) per annum, in like coin or currency, payable semi-annually on the fifteenth day of April and the fifteenth day of October in each year (or, if either of such days is not a Business Day, on the next following Business Day), commencing on the fifteenth day of October, 2004, and the balance of such interest at maturity, and to pay interest at the rate of seven and twenty-one one-hundredths percent (7.21%) per annum on any overdue principal, premium or Make-Whole Amount (if any) and, to the extent permitted by law, on any overdue installment of interest, from the due date until the date of payment.

            This bond is one of a duly authorized issue of bonds of the Company known as its First Mortgage Bonds, not limited in aggregate principal amount except as provided in the Eighth Supplemental Indenture hereinafter referred to, all issued and to be issued in one or more series under and equally and ratably secured (except insofar as any sinking fund or other fund established in accordance with the provisions of the Indenture hereinafter referred to, may afford additional security for the bonds of any particular series) by a Trust Indenture dated as of July 15, 1954 (the "ORIGINAL INDENTURE") between the Company and The First National Bank and Trust Company of New Haven, as trustee which has been succeeded by U.S. Bank National Association (the "TRUSTEE"), as amended and supplemented by eight supplemental indentures including the Eighth Supplemental Indenture dated as of April 15, 2004 (the "EIGHTH SUPPLEMENTAL INDENTURE" and the Original Indenture as so amended and supplemental being the "INDENTURE"), to which Indenture and to all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are and are to be secured, and the rights of the holders or registered owners thereof and of the Trustee in respect of such security. As provided in the Indenture, such bonds may be issued in series for various principal sums, may bear different dates and mature at different times, may bear interest at different rates, and may otherwise vary as provided or permitted in the Indenture. This bond is one of the bonds described in the Indenture and designated therein as "First Mortgage 5.21% Bonds, Series F, due April 15, 2011" (hereinafter referred to as the "SERIES F BONDS").


                                    EXHIBIT A
                                 (to Indenture)

            The Series F Bonds are subject to redemption, in whole or in part, at any time and from time to time, at the option of the Company, upon notice mailed by certified or registered mail to the registered owners thereof, at least thirty (30) days but not more than sixty (60) days before the redemption date, at par, plus accrued interest and the Make-Whole Premium, if any, all on the conditions and in the manner provided in the Indenture. The term "MAKE-WHOLE PREMIUM" means, with respect to any Series F Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, PROVIDED that the Make-Whole Premium may in no event be less than zero. Two Business Days prior to any date on which a redemption is to be made, the Company shall deliver to each holder of Series F Bonds a certificate of a treasurer or assistant treasurer of the Company specifying the calculation of such Make-Whole Premium as of the Settlement Date (as defined below). For the purposes of determining the Make-Whole Premium, the following terms have the following meanings:

                        "CALLED PRINCIPAL" means, with respect to any Series F
            Bond, the principal of such Bond that is to be redeemed pursuant to this provision.

                        "DISCOUNTED VALUE" means, with respect to the Called
            Principal of any Series F Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series F Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                        "REINVESTMENT YIELD" means, with respect to the Called
            Principal of any Series F Bond, .50% PLUS the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display page of the Bloomberg Financial Markets Services Screen PX1 or the equivalent screen provided by Bloomberg Financial Markets Commodities News for actively traded U.S. Treasury Securities having a maturity equal to the Remaining Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between
            (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Life.

                        "REMAINING LIFE" means, with respect to any Called
            Principal, the number of years (calculated to the nearest one-twelfth year) from the Settlement Date to the maturity of the Series F Bonds.

                        "REMAINING SCHEDULED PAYMENTS" means, with respect to
            the Called Principal of any Series F Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series F Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to this provision.

                        "SETTLEMENT DATE" means, with respect to the Called
            Principal of any Series F Bond, the date on which such Called Principal is to be redeemed pursuant to this provision.

            If this Series F Bond, or any portion hereof, is called for redemption and payment thereof is duly provided for as specified in the Indenture or this Series F Bond, interest shall cease to accrue hereon or on such portion, as the case may be, from and after the date fixed for redemption.

            In the event that all or substantially all of the property of the Company at the time subject to the lien of the Indenture, or all or substantially all of the property of the Company at the time so subject to such lien which is used or useful in connection with its utility business (as defined in the Indenture), shall be released from the lien of the Indenture under the provisions of Section 6.03 or Section 6.06 thereof, the award or consideration received by the Trustee for such property (together with any other moneys held by the Trustee under the Indenture) shall be applied by the Trustee to the redemption in full of all bonds then outstanding under the Indenture, any moneys held for the account for any particular bonds being applied to the redemption (or payment, if matured) of such bonds. In the event of such a release of all or substantially all of such property the redemption price of the Series F Bonds shall be (i) if the release occurs pursuant 6.03 of the Indenture, 100% of the principal amount thereof plus all interest accrued and unpaid thereon to the date fixed for redemption plus the Make-Whole Premium, if any, or (ii) if the release occurs pursuant to Section 6.06 of the Indenture, 100% of the principal amount thereof plus all interest accrued and unpaid thereon to the date fixed for redemption. If the moneys then in the hands of the Trustee available for such purpose shall not be sufficient for such redemption in full, the Company shall deposit with the Trustee on or before the date fixed for redemption an amount sufficient to enable the Trustee to pay the full redemption prices of the bonds at the rate or rates applicable, together with interest accrued to such date and Make-Whole Premium, if any, and all expenses in connection with such redemption. If the Company shall default in its obligation to deposit any such amount with the Trustee, the moneys in the hands of the Trustee available for such purpose (together with any moneys thereafter received) shall be applied by the Trustee to the partial payment of all bonds then outstanding under the Indenture, pro rata in proportion to the respective amounts then due and owing thereon for principal, Make-Whole Premium (if any) and interest but, until the full amount then due and owing on the bonds shall have been paid, no such partial payment shall discharge the obligation of the Company on any bond except to the extent of such partial payment. Notice of any such partial pro rata payment shall be given once by the Trustee to the registered owners of the bonds in the manner provided above with respect to the redemption of bonds within one week after the date for which the bonds were called for redemption, and from and after a date to be specified in such notice (to be not earlier than the date upon which such notice is given nor later than ten (10) days after such redemption date) interest shall cease to accrue on the obligation of the Company on the bonds so called for redemption to the extent of the partial payment so provided. Subsequently, if any additional moneys applicable to an additional partial payment or to the payment of the entire balance then due on the bonds shall be received by the Trustee, the Trustee shall, with reasonable promptness, give like notice of any such payment (specifying a date within ten (10) days after the date of such notice) with like effect.

            The principal of this Series F Bond may be declared or may become due prior to its maturity date, in the manner and with the effect and subject to the conditions provided in the Indenture, upon the happening of an Event of Default as in the Indenture provided; subject, however, to the right, under certain circumstances, of the registered owners of a majority in principal amount of the bonds outstanding (or, if such Event of Default be a default in the payment of any principal of or Make-Whole Premium or interest on the bonds of any particular series, the registered owners of a majority in principal amount of the bonds of such series outstanding) to annul such declaration.

            In case the Company shall be consolidated with or merged into any other corporation, or all or substantially all of the mortgaged property as an entirety or substantially as an entirety shall be conveyed or transferred, subject to the lien of the Indenture, the corporation resulting from such consolidation, or into which the Company shall have been merged, or which shall have received such conveyance or transfer, may elect to exchange its bonds for bonds outstanding under the Indenture, including the Series F Bonds.

            To the extent permitted by, and as provided in, the Indenture, amendments or modifications of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the owners of the bonds issued and to be issued thereunder, may be made with the consent of the Company by the written consent of the registered owners of not less than sixty-six and two-thirds percent (66-2/3%) in principal amount of the bonds then outstanding under the Indenture and entitled to vote; PROVIDED that any amendment or modification which will affect the rights under the Indenture or any indenture supplemental thereto of the owners of one or more, but less than all, of the series of bonds outstanding under the Indenture or any indenture supplemental thereto or which will amend or modify any Exclusive Benefit Covenant (as defined in the Indenture) may be made only with the consent of the Company and the written consent of the registered owners of not less than sixty-six and two-thirds percent (66-2/3%) in principal amount of the bonds of each series so affected or the bonds of each series for the protection or benefit of which such Exclusive Benefit Covenant is made, as the case may be, then outstanding under the Indenture (unless in the case of an Exclusive Benefit Covenant some other percentage of bonds is provided in the supplemental indenture establishing the Exclusive Benefit Covenant), and may be made with the written consent of the registered owners of such principal amount of the bonds of such series without any requirement for the consent of owners of bonds outstanding under the Indenture which are not affected by such amendment or modification; PROVIDED, HOWEVER, that, except with the written consent of each registered owner of any bond affected thereby, no amendment or modification shall be made which will (a) permit the extension of the time or times of payment of the principal of or the interest on this Series F Bond, or a reduction in the principal amount hereof, the premium or Make-Whole Amount (if any) or the rate of interest hereon, or otherwise affect the terms of payment of the principal of, premium or Make-Whole Amount (if any) or interest on, this Series F Bond, (b) reduce the percentage of principal amount of bonds the consent of the owners of which is required for the modification or alteration of the Indenture, or of any indenture supplemental thereto, (c) permit the creation by the Company, after the date hereof, of any mortgage or pledge or lien in the nature thereof, ranking prior to or equal with the lien of the Indenture, and not otherwise permitted thereunder, on any material part of the mortgaged and pledged property, or (d) deprive the holder of any outstanding bond of the lien of the Indenture on any material part of the mortgaged and pledged property.

            This Series F Bond is transferable by the registered owner hereof, in person or by duly authorized attorney, on books of the Company to be kept for that purpose at the Corporate Trust Office of the Trustee, upon surrender hereof at such office for cancellation and upon presentation of a written instrument of transfer duly executed, and thereupon the Company shall issue in the name of the transferee or transferees, and the Trustee shall authenticate and deliver, a new registered Series F Bond or Bonds, in authorized denominations, of a like aggregate principal amount; and the owner of any Series F Bond or Bonds may surrender the same as provided above at such office in exchange for a like aggregate principal amount of bonds of like form, in authorized denominations; all subject to the terms and conditions specified in the Indenture.

            The Company and the Trustee may treat the registered owner of this Series F Bond as the absolute owner hereof, whether or not this Series F Bond shall be overdue, for the purpose of receiving payment, or on account of the principal and interest of this Series F Bond, and for all other purposes; and neither the Company nor the Trustee shall be affected by any notice to the contrary; and interest and principal may be paid by the Company or Trustee to the registered holder in accordance with Section 9 of the Bond Purchase Agreement referred to in the first paragraph of this bond.

            No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any bond thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any constitution, statute or rule of law or equity, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, stockholders, officers or directors, as such, of the Company, or of any successor corporation, or any of them, because of the incurring of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the bonds or coupons thereby secured, or implied therefrom.

            This Series F Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, and shall not become valid or obligatory for any purpose, until U.S. Bank National Association, as the Trustee under the Indenture, or a successor trustee thereunder, shall have signed the form of authentication certificate endorsed hereon.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, Birmingham Utilities, Inc. has caused this Series F Bond to be signed in its name by its Chairman of the Board, its President or a Vice President and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary, and this Series F Bond to be dated April __, 2004.

                                            BIRMINGHAM UTILITIES, INC.



                                            By ________________________________
                                               Its President and Treasurer

ATTEST:



-------------------------

        (FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE FOR SERIES F BONDS)


                      TRUSTEE'S AUTHENTICATION CERTIFICATE

            This Series F Bond is one of the bonds, of the series designated therein, described in the within-mentioned Eighth Supplemental Indenture.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            Trustee



                                            By _______________________________
                                               Its Authorized Officer

                      DESCRIPTION OF MORTGAGED REAL ESTATE































                                    EXHIBIT B
                                 (to Indenture)